PURCHASE AGREEMENT

                                by and between

                          SINCLAIR COMMUNICATIONS, INC.

                                       and

                            THE ACKERLEY GROUP, INC.

                         Dated as of September 25, 1998

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                                TABLE OF CONTENTS

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Article  1.   Sale of Assets; Assumption of Liabilities...........................................................1

         1.1  Assets to Be Acquired...............................................................................1
         1.2  Excluded Assets.....................................................................................3
         1.3  Assumption of Liabilities...........................................................................3
         1.4  Closing and Closing Date............................................................................4
         1.5  Additional Closing Deliveries.......................................................................4

Article  2.   Purchase Price......................................................................................5
         2.1  Escrow Deposit......................................................................................5
         2.2. Purchase Price; Payment.............................................................................5
         2.3  Post-Closing Adjustment.............................................................................5
         2.4  Security Escrow.....................................................................................8
         2.6  Investment of Escrow Amounts........................................................................8
         2.7  Allocation of the Purchase Price....................................................................9

Article  3.   Representations and Warranties Relating to the Company..............................................9
         3.1  Organization and Standing..........................................................................10
         3.2  Binding Agreement..................................................................................10
         3.3  Absence of Conflicting Agreements or Required Consents.............................................10
         3.4  Equity Investments.................................................................................10
         3.5  Financial Statements...............................................................................11
         3.6  Title to Assets; Related Matters...................................................................11
         3.7  Absence of Certain Changes, Events and Conditions..................................................11
         3.8  Litigation.........................................................................................12
         3.9  Insurance..........................................................................................12
         3.10 Material Contracts.................................................................................13
         3.11 Permits and Licenses; Compliance with Law..........................................................13
         3.12 FCC Licenses.......................................................................................13
         3.13 Environmental Matters..............................................................................14
         3.14 Employee Benefit Matters...........................................................................14
         3.15 Labor Relations....................................................................................15
         3.16 Intellectual Property..............................................................................16
         3.17 Taxes..............................................................................................16
         3.18 Commissions........................................................................................17
         3.19 Affiliate Transactions.............................................................................17
         3.20 Accuracy and Completeness of Representations and Warranties........................................17
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                                      -i-

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Article  4.   Representations and Warranties of Purchaser........................................................17
         4.1  Organization and Standing..........................................................................17
         4.2  Binding Agreement..................................................................................17
         4.3  Absence of Conflicting Agreements or Required Consents.............................................18
         4.4  Litigation.........................................................................................18
         4.5  Commissions........................................................................................18
         4.6  Financing..........................................................................................18
         4.7  Purchaser's Qualification..........................................................................19
         4.8  Accuracy and Completeness of Representations and Warranties........................................19

Article  5.   Covenants and Agreements...........................................................................19
         5.1  Conduct of the Business Prior to Closing; Access...................................................19
         5.2  Post-Closing Covenants and Agreement, and Other Employee Benefit Matters...........................22
         5.3  Cooperation........................................................................................24
         5.4  Confidentiality....................................................................................26
         5.5  Public Announcements...............................................................................26
         5.6  No Solicitation....................................................................................26
         5.7  No Additional Representations......................................................................26
         5.8. Certain Payments...................................................................................27
         5.9  Bulk Sales Laws....................................................................................27
         5.10 Control of the Stations............................................................................27
         5.11 Use of Certain Names...............................................................................28

Article  6.   Conditions to Obligations of Purchaser.............................................................28
         6.1  Representations and Warranties.....................................................................28
         6.2  Performance by the Company.........................................................................28
         6.3  Certificate........................................................................................28
         6.4  Consents; No Objections............................................................................28
         6.5  No Proceedings or Litigation.......................................................................29
         6.6  [Intentionally omitted]............................................................................29
         6.7  FCC Consent........................................................................................29
         6.8  No Material Adverse Change.........................................................................29
         6.9  Opinions of Counsel................................................................................29
         6.10 Good Standing Certificate..........................................................................29
         6.11 No Transmission Defects............................................................................29
         6.12 Closing on the Gannett Purchase Agreement..........................................................29

Article  7.   Conditions to Obligations of the Company...........................................................29
         7.1  Representations and Warranties.....................................................................30
         7.2  Performance by Purchaser...........................................................................30
         7.3  Certificate........................................................................................30
         7.4  Consents; No Objections............................................................................30
         7.5  No Proceedings or Litigation.......................................................................30
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         7.6  FCC Consent........................................................................................30
         7.7  Opinion of Counsel.................................................................................30
         7.8  Good Standing Certificate..........................................................................30
         7.9. Closing on Gannett Purchase Agreement..............................................................31

Article  8.   Indemnification....................................................................................31
         8.1  Indemnification by the Company.....................................................................31
         8.2  Indemnification by Purchaser.......................................................................31
         8.3  Limitations on Indemnification Claims and Liability; Termination of Indemnification................31
         8.4  Computation of Claims and Damages..................................................................32
         8.5  Notice of Claims...................................................................................33
         8.6  Defense of Third Party Claims......................................................................33
         8.7  Third Party Beneficiaries..........................................................................34

Article  9.   Definitions........................................................................................34

Article  10.   Miscellaneous Provisions..........................................................................46
         10.1  Termination Rights................................................................................46
         10.2  Litigation Costs..................................................................................47
         10.3  Expenses..........................................................................................47
         10.4  Notices...........................................................................................48
         10.5  Benefit and Assignment............................................................................49
         10.6  Waiver............................................................................................49
         10.7  Severability......................................................................................49
         10.8  Amendment.........................................................................................49
         10.9  Effect and Construction of this Agreement.........................................................49
         10.10 Transfer and Conveyance Taxes.....................................................................50
         10.11 Specific Performance..............................................................................50
         10.12 Survival of Representations, Warranties and Covenants.............................................50

Article  11.  No Personal Liability for Representatives, Stockholders, Directors or Officers.....................50
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                                    Exhibits

Exhibit A      Bill of Sale,  Assignment and Assumption  Agreement
Exhibit B      Deposit Escrow Agreement
Exhibit C      Adjustment Escrow Agreement

Exhibit D      Security Escrow Agreement
Exhibit E-1    Opinion of Thomas & Libowitz,  P.A.

Exhibit E-2    Opinion of Fisher, Wayland, Cooper, Leader & Zaragoza L.L.P.

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                                    Schedules

Section 1.1(d)         Real Property
Section 1.2.           Excluded Assets

Section 3.3.           Absence of Conflicting Agreements or Required Consents
Section 3.3.1.         Consents Required

                       Consents Required - Employment Agreement
                       Consents Required - Barter Programming

Section 3.5.           Financial Statements
Section 3.6.           Title to Assets; Related Matters

Section 3.7.           Absence of Certain Changes, Events and Conditions
Section 3.8.           Litigation
Section 3.9.           Insurance
Section 3.9.1.         Insurance Policies
Section 3.10.          Material Contracts
Section 3.10.1.        Material Contracts - Broadcasting
Section 3.10.2.        Affiliation Agreement
Section 3.10.3.        Program Licenses
Section 3.10.4.        Employment Agreements
Section 3.10.6.        Collective Bargaining Agreement
Section 3.10.7.A.      Real Property Leases
Section 3.10.7.B.      Equipment Leases and Intellectual Property
Section 3.10.8.        Income Leases
Section 3.10.10.       Loan Agreement
Section 3.11           Permits
Section 3.12           FCC
Section 3.13           Environmental Matters
Section 3.14           Employee Benefits
Section 3.14.1         Non-Corporate Employees (other than division heads)
Section 3.14.2         Severance and Retention Agreements - Division Heads
Section 3.14.3         Employee Benefit Plans/Contracts
Section 3.15           Labor Relations
Section 3.16           Intellectual Property
Section 3.16.1         Call Letters
Section 3.17           Taxes
Section 3.19           Affiliate Transactions
Section 4.3            Absence of Conflicting Agreements or Required Consents
Section 4.4            Litigation
Section 5.1            Covenants and Agreements
Section 5.2            Post-Closing Covenants and Agreements
Section 5.2.1          List of Names of Current Corporate Office Employees
Section 5.2.2          Fiduciary Liability Coverage Summary

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Section 6.4            Material Consents Required as a Condition of the
                        Purchaser's Obligation to Close

Section 7.4            Material Consents Required as a Condition of Seller's
                        Obligation to Close
Section 9              Closing Statement Differences and Inconsistencies
                        with GAAP

                               PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of this ___ day of September, 1998, by and among SINCLAIR COMMUNICATIONS, INC., a Maryland corporation (the "Company"), THE ACKERLEY GROUP, INC., a Delaware corporation ("Purchaser").

     WHEREAS, the Company and Guy Gannett Communications ("Gannett") entered into that certain Asset Purchase Agreement dated September 4, 1998 (the "Gannett Purchase Agreement"), pursuant to which the Company agreed to purchase substantially all of the assets of the Gannett Television Stations, one of which is WOKR-TV, Channel 13, Rochester, New York (the "Station"); and

          WHEREAS, the Company desires to sell, assign and transfer to Purchaser the assets and business of the Station as described below, and Purchaser desires to purchase and acquire the assets and business of the Business as described below, on the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

          [A list of defined terms is provided in Article 9 hereof]

          Article 1. Sale of Assets; Assumption of Liabilities.

          1.1 Assets to Be Acquired. Upon the terms and subject to the satisfaction of the conditions set forth herein, at the Closing, the Company shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, acquire, accept and pay for, all of the Company's right, title and interest in and to all of the real, personal and mixed properties, assets and other rights, both tangible and intangible (other than the Excluded Assets), owned or leased by, or licensed to or used or useful by, the Company on the Closing Date in connection with the Business (collectively, the "Assets") consisting of all of the Assets relating to the Station acquired by the Company pursuant to the Gannett Purchase Agreement.

          Without limiting the generality of the foregoing, the Assets shall include the following:

          (a) the FCC Licenses;

          (b) the Equipment;

          (c) all translators, earth stations and other auxiliary facilities, and all applications therefor, acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement and useful in connection with the Business;

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                                                                               2

          (d) the Real Property and Leased Property as set forth in Section 1.1(d) of the Disclosure Schedule;

          (e) all orders and agreements for the sale of advertising time on the Station for cash, and all trade, barter and similar agreements, excluding Program Contracts (which are provided for below), for the sale of advertising time on the Station for any property or services in lieu of or in addition to cash, and any other orders and agreements relating to the Station and entered into (other than in violation of this Agreement) between the date of the Gannett Purchase Agreement and the Closing Date;

          (f) all film and program licenses and contracts under which the Company or Gannett has the right to broadcast film product or programs on the Station ("Program Contracts"), including all cash and non-cash (barter) program contracts and including, without limitation, the Program Contracts set forth in Section 3.10 of the Disclosure Schedule and any other Program Contracts relating to the Station and entered into (other than in violation of this Agreement) between the date of the Gannett Purchase Agreement and the Closing Date;

          (g) all other contracts and agreements related to the Business, including, without limitation, network affiliation agreements, all employment contracts entered into with television talent and other Business Employees, all collective bargaining agreements with respect to any Business Employees, any time brokerage agreements and all national or local advertising representation agreements for the Station, without limitation, the contracts and agreements set forth in Section 3.10 of the Disclosure Schedule, and any other such contracts and agreements relating to the Station and entered into (other than in violation of this Agreement) between the date of the Gannett Purchase Agreement and the Closing Date;

          (h) the Intellectual Property, including, without limitation, the Call Letters;

          (i) all programs and programming materials acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement and used in connection with the Business, whether recorded on tape or any other media or intended for live performance, and whether completed or in production, and all related common law and statutory copyrights owned by or licensed to the Company or acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement and used in connection with the Business;

          (j) all FCC logs and other records that relate to the operation of the Station as acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement;

          (k) except as set forth in Section 1.2(a) hereof, all files, books and other records acquired by the Company pursuant to the Gannett Purchase Agreement relating to the Business, including, without limitation, written technical information, data, specifications, research and development information, engineering, drawings, manuals, computer programs, tapes and software relating directly to the Business, other than duplicate copies of account books of original entry and duplicate copies of such files and records, if any, that are maintained at the corporate offices of the Company or Gannett for tax and

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                                                                               3

     accounting purposes;

          (l) all of the Company's goodwill in, and "going concern" value of, the Business;

          (m) all accounts, notes and accounts receivable of the Business relating to or arising out of the business and operations of the Station immediately preceding the Closing;

          (n) all deposits, reserves and prepaid expenses of the Business (other than those relating to Excluded Assets or Liabilities that are not Assumed Liabilities);

          (o) to the extent transferable under applicable law, all franchises, approvals, permits, licenses, orders, registrations, certificates, exemptions, variances and similar rights obtained from Governmental Authorities (other than the FCC License) in any jurisdiction that had issued or granted such items to the Company or the Company has acquired from Gannett pursuant to the Gannett Purchase Agreement, or that the Company otherwise owns or uses or the Company has acquired from Gannett pursuant to the Gannett Purchase Agreement, in each case relating to the Business, and all pending applications therefor;

          (p) except as set forth in Section 1.2(h) hereof, all insurance proceeds claims arising out of or related to damage, destruction or loss of any property or asset used or useful in connection with the Business to the extent of any damage or destruction that remains unrepaired, or to the extent any property or asset remains unreplaced, at the Closing Date; and

          (q) to the extent assignable, the Company's rights to enforce any non-competition provisions relating to the Business, the Business Employees or the Station contained in any other written agreement with a Corporate Office Employee, but only to the extent the Company acquires such rights from Gannett pursuant to the Gannett Purchase Agreement.

     1.2 Excluded Assets. Notwithstanding anything to the contrary herein, all of the assets listed on Schedule 1.2 or defined in the Gannett Purchase Agreement as Excluded Assets (collectively, the "Excluded Assets") shall be excluded from the Assets.

     1.3 Assumption of Liabilities. On and after the Closing Date, Purchaser will assume and agree to perform and fully discharge when due all Liabilities of the Company or Gannett (i) solely related to or solely arising from or in connection with the Assets or the Business and (ii) in the case of any Liabilities related to or arising partly from or in connection with the Assets or the Business and partly from any other assets or business of the Company, to the extent such Liabilities relate to or arise from or in connection with the Assets or the Business (in each case including, without limitation, any Claims and Damages arising from the assignment to Purchaser of any contract or other agreement pursuant to the terms of this Agreement), whether such Liabilities specified in clause (i) or (ii) are incurred or arise prior to, on, or after the Closing Date, including, without limitation, those obligations of the Company relating to the Business to be assumed by Purchaser pursuant to Section 5.2 hereof (collectively, the "Assumed Liabilities"). Except as set forth in this
Section 1.3 and except as otherwise expressly provided

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in this  Agreement,  Purchaser  will assume no other  Liabilities of any kind of description of the Company or any of the liabilities defined in the Gannett Purchase Agreement as Retained Liabilities.

     1.4 Closing and Closing Date. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been terminated pursuant to Section 10.1 hereof, the closing (the "Closing") of the transactions herein contemplated shall take place at 10:00 a.m., New York City time, on a date not later than ten days following the satisfaction or waiver of the conditions set forth in Articles 6 and 7 hereof, or at such other time and date as the Company and Purchaser shall agree; provided, however, that the Company and Purchaser shall take such reasonable actions as may be necessary to hold the Closing simultaneously with the Closing of the Gannett Purchase Agreement (such time and date being referred to herein as the "Closing Date"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as the Company and Purchaser shall agree. At the Closing, each of the parties hereto shall take, or cause to be taken, all such actions and deliver, or cause to be delivered, all such documents, instruments, certificates and other items as may be required under this Agreement or otherwise, in order to perform or fulfill all covenants and agreements on its part to be performed at or prior to the Closing. The Closing shall be effective as of 12:01 a.m., New York City time, on the day of the Closing Date.

     1.5 Additional Closing Deliveries. At the Closing:

          (a) The Company shall deliver to Purchaser:

               (i) a duly executed counterpart of the Bill of Sale, Assignment and Assumption Agreement substantially in the form set forth in Exhibit A hereto (the "Bill of Sale, Assignment and Assumption Agreement");

               (ii) instruments of assignment with respect to all of the Company's rights and interests in real property leases and special warranty deeds (of a type equivalent to that known in New York as a "bargain and sale deed with covenants against grantor's actions") in recordable form sufficient to convey to Purchaser all of the Company's rights and interests or rights and interest in the Real Property acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement;

               (iii) a duly executed counterpart of the Adjustment Escrow Agreement and the Security Escrow Agreement;

               (iv) all other instruments of conveyance and transfer sufficient to convey the Assets to Purchaser; and

               (v) all other documents, instruments and writings consistent with the terms of this Agreement and required to be delivered by the Company at or prior to the Closing Date pursuant to this Agreement.

          (b) Purchaser shall deliver to Company:

               (i) the Purchase Price in accordance with Section 2.1 hereof;

               (ii) a duly executed counterpart of the Bill of Sale, Assignment and Assumption Agreement; and

               (iii) all other documents, instruments and writings required to be delivered by Purchaser at or prior to the Closing Date pursuant to this Agreement.

     Article 2. Purchase Price.

     2.1 Escrow Deposit. For and in partial consideration of the execution and delivery of this Agreement and simultaneously with the execution hereof, Buyers shall deposit with an escrow agent ("Escrow Agent") by wire transfer in immediately available funds TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000.00) (the "Escrow Deposit"), such Escrow Deposit to be dealt with in accordance with the terms and provisions of the Deposit Escrow Agreement attached hereto as Exhibit B.

     2.2. Purchase Price; Payment. (a) In consideration of the sale of the Assets and the Business hereunder, Purchaser shall (i) pay the Company in cash the aggregate amount of (x) $125,000,000, plus (if greater than or equal to zero) or minus (if less than zero), as the case may be, (y) the amount of the Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately  preceding  the  Closing  Date,  subject to  adjustment  pursuant to
Section  2.3  hereof  (the  "Purchase   Price")  and  (ii)  assume  the  Assumed
Liabilities.

     (b) On or before three Business Days prior to the Closing, the Company shall deliver to Purchaser (i) a statement setting forth the amount estimated in good faith by the Company to be the amount of the Net Financial Assets as of the Closing Date (the "Estimated Net Financial Assets") and (ii) a notice designating the accounts or accounts to which the payment to or on behalf of the Company pursuant to clause (i) of Section 2.2(c) is to be made.

     (c) At the Closing, Purchaser shall deliver

          (i) the sum of (x) $120,564,800 plus (if the Estimated Net Financial Assets is greater than or equal to zero) or minus (if the Estimated Net Financial Assets is less than zero), as the case may be, (y) the Estimated Net Financial Assets, by wire transfer in immediately available funds to the account or accounts designated by the Company in accordance with
     Section 2.2(b);

          (ii)  $1,209,600  (the  "Adjustment   Escrow")  by  wire  transfer  in
     immediately available funds to the Adjustment Escrow Agent pursuant to the Adjustment Escrow Agreement; and

          (iii) $3,225,600 by wire transfer in immediately available funds to the Security Escrow Agent pursuant to the Security Escrow Agreement.

     2.3 Post-Closing Adjustment.

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                                                                               6

     (a) The parties agree that no later than 75 days after the Closing (or such later date on which such statement reasonably can be prepared and delivered in light of the compliance of Purchaser and the Company with their obligations set forth in next two succeeding sentences), the Company shall deliver to Purchaser, in the form received by the Company from Gannett (i) a statement of the actual Net Financial Assets as of 11:59 p.m., New York City time, of the day immediately preceding the Closing Date (the "Closing Statement") certified by PriceWaterhouseCoopers L.L.P., independent accountants for Gannett, to be prepared (except as otherwise provided in Section 9 of the Disclosure Schedule to the Gannett Purchase Agreement) in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 referred to in Section 3.5 of the Gannett Purchase Agreement and (ii) a determination (the "Proposed Adjustment") of the amount by which the actual Net Financial Assets is less than or greater than the Estimated Net Financial Assets (the amount of such excess or shortfall is referred to herein as the "Adjustment"). Purchaser shall provide the Company and Gannett, and Gannett's independent accountants, access at all reasonable times to the relevant personnel, properties, books and records of the Business for such purposes and to assist the Company and Gannett, and Gannett's independent accountants, in preparing the Closing Statement. Purchaser's assistance shall include, without limitation, the closing of the Business's books as of the Closing, the preparation of schedules supporting the amounts set forth in the general ledger and other books and records of the Business, and such other assistance as the Company, Gannett or Gannett's independent accountants may reasonably request. During the 25-day period following the delivery by the Company of the Closing Statement and the Proposed Adjustment referred to in the first sentence of this Section 2.3(a), Purchaser and its independent accountants will be permitted to review the working papers of Gannett and its independent accountants relating to the preparation of the Closing Statement and the Proposed Adjustment to the same extent as such working papers have been made available to the Company by Gannett pursuant to the Gannett Purchase Agreement. If, within 25 days after delivery by the Company of the Closing Statement and the Proposed Adjustment, Purchaser notifies the Company that it disagrees with the Closing Statement and the Proposed Adjustment, the Company shall attempt to resolve the disagreement with Gannett. In the event the Company, Gannett and Purchaser cannot agree with respect to the Closing Statement and the Proposed Adjustment within five days of the notice of disagreement provided by Purchaser to the Company (a "WOKR Dispute"), then the Company shall seek an Accounting Firm Determination as defined in the Gannett Purchase Agreement. In the event that (whether expressly or by failure of Purchaser to provide notice of any disagreement within the applicable period) the Purchaser agrees to the amount of the Adjustment without submitting the matter for an Accounting Firm Determination (an "Adjustment Agreement"), the parties shall deliver a joint certificate to the Adjustment Escrow Agent setting forth the amount of the Adjustment Escrow to be paid to each of the Purchaser and the Company pursuant to this Section 2.3. In the event of an Accounting Firm Determination of a WOKR Dispute, the parties shall deliver a certificate to the Adjustment Escrow Agent setting forth the amount (if any) by which the Actual Net Financial Assets (as defined below) exceeds or is less than the Estimated Net Financial Assets. The amount of Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately preceding the Closing Date, as definitively determined pursuant to this Section 2.3(a) is referred to herein as the "Actual Net Financial Assets."

     (b) At the Closing, the Company, Purchaser and such financial institution as shall have been agreed by the parties prior to the Closing Date (together with any successor jointly appointed by the Company and the Purchaser, the "Adjustment Escrow Agent") shall execute and deliver an escrow agreement substantially in the form set forth in Exhibit C to the Gannett Purchase Agreement, with such adjustments and revisions necessary to reflect the provisions of this Agreement (the "Adjustment Escrow Agreement'). From and after the Closing, the Adjustment Escrow Agent shall act as escrow agent, pursuant to the Adjustment Escrow Agreement, in effecting the payment of the amounts held in the Adjustment Escrow as set forth herein.

     (c) As soon as practicable after the earlier of an Adjustment Agreement or an Accounting Firm Determination (but in any event within two Business Days after the Adjustment Agreement or the Accounting Firm Determination):

          (i) if the Actual Net Financial Assets is equal to or greater than the Estimated Net Financial Assets, then:

               (A) the Adjustment Escrow Agent shall pay to the Company from the Adjustment Escrow the full amount of the Adjustment Escrow, and

               (B) Purchaser shall pay to the Company the amount by which the Actual Net Financial Assets exceeds the Estimated Net Financial

          Assets;

          (ii) if the Actual Net Financial Assets is less than the Estimated Net Financial Assets but the amount of such shortfall does not exceed $3 million, when aggregated with any such shortfall under the Gannett Purchase Agreement, then

               (A) the Adjustment Escrow Agent shall pay to Purchaser from the Adjustment Escrow an amount equal to the amount by which the Estimated Net Financial Assets exceeded the Actual Net Financial Assets, and

               (B) the Adjustment Escrow Agent shall pay to the Company from the Adjustment Escrow the remaining amount of the Adjustment Escrow (after giving effect to clause (A) above); and

          (iii) if the Actual Net Financial Assets is less than the Estimated Net Financial Assets and the amount of such shortfall exceeds $3 million, when aggregated with any such shortfall under the Gannett Purchase Agreement, then

               (A) the Adjustment Escrow Agent shall pay to Purchaser from the Adjustment Escrow the full amount of the Adjustment Escrow, and

               (B) the Security Escrow Agent shall pay to the Purchaser from the Security Escrow an amount equal to the amount by which (x) the Estimated Net Financial Assets exceeds (y) the Actual Net Financial

          Assets plus $1,209,600.

     Each of Purchaser and the Company shall timely give all necessary instructions to the Adjustment Escrow Agent and the Security Agent so that the Adjustment Escrow and (if applicable) the Security Escrow are paid and distributed in accordance with this

Section 2.3(c). All payments pursuant to this Section 2.3(c) shall be by wire transfer in immediately available funds to the account or accounts designated by the Company and/or Purchaser, as the case may be, no later than two Business Days prior to such payment.

     (d) Any interest or other investment income earned for the period from the time that any portion of the Purchaser Price is delivered to the Adjustment Escrow Agent pursuant to this Agreement until all amounts held in the Adjustment Escrow have been distributed in accordance with the Adjustment Escrow Agreement while held by the Adjustment Escrow Agent shall be paid to the Company in addition to, and at the same time as, payment of the Adjustment Escrow in accordance with the terms of this Agreement; provided, however, that, to the extent that any portion of the Adjustment Escrow is paid to Purchaser pursuant to Section 2.3(c) hereof, a pro rata portion of such interest or other investment income (determined on the basis of the relative portions of the Adjustment Escrow to be paid to Purchaser and the Company, respectively, pursuant to Section 2.3(c) hereof) shall be instead paid to Purchaser. Any such interest or other investment income shall be deemed not to constitute Adjustment Escrow.

     (e) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Adjustment Escrow Agent.

     2.4 Security Escrow.

     (a) At the Closing, the Company, Purchaser and such financial institution as shall have been agreed by the parties prior to the Closing Date (together with any successor jointly appointed by the Company and Purchaser, the "Security Escrow Agent") shall execute and deliver an escrow agreement substantially in the form set forth in Exhibit D to the Gannett Purchase Agreement, with such adjustments and revisions necessary to reflect the provision of this Agreement (the "Security Escrow Agreement"). From and after the Closing, the Security Escrow Agent shall act as escrow agent, pursuant to the Security Escrow Agreement, in effecting the payment of the amounts held in the escrow account (the "Security Escrow") under the Security Escrow Agreement.

     (b) Any interest or other investment income earned for the period from the time that any portion of the Purchase Price is delivered to the Security Escrow Agent pursuant to this Agreement until all amounts held in the Security Escrow have been distributed in accordance with the Security Escrow Agreement while held by the Security Escrow Agent shall be paid (beginning after the payment of any amount required to be paid out of the Security Escrow pursuant to Section 2.3(c)(iii)(B) hereof) monthly to the Company; provided, however, that the extent that any portion of the Security Escrow is paid to Purchaser pursuant to
Section 2.3(c)(iii)(B) hereof, a pro rata portion of such interest or other investment income earned through the date of such payment (determined on the basis of the relative portions of the Security Escrow so paid and that not so paid) shall be instead paid to Purchaser. Any interest or other investment income earned on amounts held in the Security Escrow shall be deemed not to constitute Security Escrow.

     (c) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Security Escrow Agent.

     2.5  Investment  of Escrow  Amounts.  The  Adjustment  Escrow Agent and the

Security Escrow Agent shall each be authorized to invest the portion of the Purchase Price held by it, on receipt of instructions from the Company, in:

          (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

          (ii) Negotiable  certificates of deposit of United States banks having
     (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

          (iii) Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

          (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

     The Adjustment Escrow Agent and the Security Escrow Agent shall each be authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

     2.7 Allocation of the Purchase Price. Pursuant to the Gannett Purchase Agreement, the Company shall engage a nationally recognized appraiser to determine the proper allocation of the Purchase Price allocated to, and the Assumed Liabilities relating to the Assets of the Station, in each case in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the "Allocation"). The Allocation shall be binding upon Purchaser and the Company, and none of the parties hereto shall file, or cause to be filed, any Tax Return, Internal Revenue Service Form 8594 or other form, or take a position with any Tax authority or jurisdiction, that is inconsistent with the Allocation without obtaining the prior written consent of the Company or Purchaser, as the case may be. The fees and disbursements of appraiser engaged in connection with the Allocation as to the Assets of the Station shall be paid by Purchaser.

     Article 3. Representations and Warranties Relating to the Company.

     The Company represents and warrants to Purchaser as follows:

     3.1 Organization and Standing. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Maryland. The Company and, to the Company's Knowledge, Gannett has all requisite corporate power and authority to own, lease and operate their respective properties and assets and to conduct its business as it is now being conducted. The Company is and, to the Company's Knowledge, Gannett is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state in which the operation of its business or ownership of its assets makes such qualification necessary, except where the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect.

     3.2 Binding Agreement. The Company has all requisite corporate power and authority to enter into this Agreement, to execute and deliver this Agreement, the Bill of Sale, Assignment and Assumption Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Bill of Sale, Assignment and Assumption Agreement by the Company and the consummation by the Company of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate and stockholder action on the part of the Company. This Agreement has been, and on the Closing Date the Bill of Sale, Assignment and Assumption Agreement will be, duly executed and delivered on behalf of the Company and, assuming the due authorization, execution and delivery by Purchaser, constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws affecting the rights of creditors generally and to general principles of equity (whether applied at law or equity).

     3.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 3.3 of the Disclosure Schedule, the execution, delivery and performance by the Company of this Agreement, the Bill of Sale, Assignment and Assumption Agreement do not and will not (a) violate, conflict with or result in the breach or default of any provision of the articles of incorporation or by-laws of the Company, (b) conflict with or violate in any material respect any material Law or material Governmental Order applicable to the Company or any of its properties or assets, (c) except for (i) the notification requirements of the HSR Act and (ii) such filings with, and orders of, the FCC as may be required under the Communications Act and the FCC's rules and regulations in connection with this Agreement and the transactions contemplated hereby, require any material consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental Authority, or (d) conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Assets, or result in the imposition or acceleration of any payment, time of payment, vesting or increase in the amount of compensation or benefit payable, pursuant to any Material Contract.

     3.4 Equity Investments. The Assets do not include any capital stock of any corporation or any equity interest in any Person.

     3.5 Financial Statements. The Company has furnished to Purchaser statements of operations for the Station for the year ended December 31, 1997, the six (6) months ended June 30, 1998, the seven (7) months ended July 1, 1998, and August 31, 1998, which were supplied to the Company by Gannett.

     3.6 Title to Assets; Related Matters. To the Company's Knowledge, except for Permitted Exceptions or as disclosed in Section 3.6 of the Disclosure Schedule (i) Gannett has good, valid and marketable title (as measured in the context of their current uses) to, or, in the case of leased or subleased assets, valid and subsisting leasehold interests (as measured in the context of their current uses) in, or otherwise has the right to use, all of the Assets, free and clear of all Encumbrances (except for any assets sold or otherwise disposed of, or with respect to which the lease, sublease or other right to use such Asset has expired or has been terminated, in each case after the date hereof solely to the extent permitted under Section 5.1(a) hereof), (ii) each lease or sublease pursuant to which any Leased Property is leased by Gannett is, to the Company's Knowledge, legal, valid and binding on Gannett and the Company (as the case may be) and, to the Company's Knowledge, the other parties thereto and grants the leasehold interest it purports to grant, including, without limitation, any rights to nondisturbance and peaceful and quiet enjoyment that may be contained therein and, to the Company's Knowledge, Gannett and each other party thereto is in compliance in all material respects with the provisions of such leases and subleases, (iii) to the Company's Knowledge, the Assets, together with the Excluded Assets, constitute all the assets and rights of Gannett and its Affiliates used in or necessary for the operation of the Business as currently conducted, (iv) to the Company's Knowledge, except for Equipment scheduled to be replaced by Gannett's capital expenditure budget, the Real Property, Leased Property and Equipment is, in all material respects, in good operating condition and repair (ordinary wear and tear excepted) taking into account the age thereof, (v) to the Company's Knowledge, there are no contractual or legal restrictions to which Gannett or the Company is a party or by which the Real Property is otherwise bound that preclude or restrict in any material respect Gannett's ability to use the Real Property for the purposes for which it is currently being used and (vi) no portion of the Real Property or Leased Property is the subject of, or affected by, any condemnation, eminent domain or inverse condemnation proceeding currently instituted or, to the Company's Knowledge, threatened. On the Closing Date, the Company shall sell, convey, assign, transfer and deliver to Purchaser all of the Company's right, title and interest in and to all of the Assets, free and clear of all Encumbrances other than Permitted Exceptions, Encumbrances disclosed in Section
3.6 of the Disclosure  Schedule and Encumbrances  arising from Purchaser's acts.
Schedule 1.1(d) contains a true and correct list of all Real Property owned by Gannett used in the Business (other than the Excluded Assets), which is to be acquired by the Company pursuant to the Gannett Purchase Agreement.

     3.7 Absence of Certain Changes, Events and Conditions. To the Company's Knowledge, since June 30, 1998, except as otherwise provided in or contemplated by this Agreement or as disclosed in Section 3.7 of the Disclosure Schedule:

          (a) other than in the ordinary course of business consistent with past practice neither the Company nor Gannett has sold, transferred, leased, subleased, licensed or otherwise disposed of any material assets used in the Business, other than the sale of obsolete Equipment;

          (b) (i) neither the Company nor Gannett have granted any increase, or announced any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable to any of the Business Employees, including, without limitation, any increase or change pursuant to any Employee Benefit Plan, or (ii) established, increased or accelerated the payment or vesting of any benefits under any Employee Benefit Plan with respect to Business Employees, in either case except (A) as required by Law, (B) that involve only increases consistent with the past practices of Gannett or (C) as required under any existing agreement or arrangement;

          (c) neither the Company nor Gannett have made any material change in any method of accounting or accounting practice or policy used by Gannett or the Company with respect to the Station, other than changes required by law or under GAAP;

          (d) neither the Company nor Gannett have suffered any extraordinary casualty loss or damage with respect to any material assets used in the Business, whether or not covered by insurance;

          (e) there has not been any Material Adverse Effect;

          (f) except in connection with the transactions contemplated hereby, the Business has been conducted in all material respects only in the ordinary and usual course consistent with past practice;

          (g) neither the Company nor Gannett have created, incurred, assumed or guaranteed any Indebtedness, except for net borrowings under existing lines of credit;

          (h) other than in the ordinary course of business, neither the Company nor Gannett have compromised, settled, granted any waiver or release relating to, or otherwise adjusted any Action, material Liabilities or any other material claims or material rights of the Business; and

          (i) neither the Company nor Gannett have entered into any agreement, contract, commitment or arrangement to do any of the foregoing.

     3.8 Litigation. Except as disclosed in Section 3.8 of the Disclosure Schedule, as of the date hereof, (i) there are no Actions against the Company or, to the Company's Knowledge, Gannett relating to the Business or the Assets pending, or, to the Company's Knowledge, threatened to be brought by or before any Governmental Authority, (ii) neither the Company nor, to the Company's Knowledge, Gannett is subject to any Governmental Orders (nor, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) relating to the Business or the Assets and (iii) there is no Action pending or, to the Company's Knowledge, threatened to be brought before any Governmental Authority, that seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

     3.9 Insurance. Section 3.9 of the Disclosure Schedule lists all insurance policies as of the date hereof relating to the Assets or the Business (the "Insurance Policies"). Except as set forth in either Section 3.9 or Section 3.14 of the Disclosure Schedule, (i) to the Company's Knowledge, all insurance policies relating to the Assets or Business to which the Company or Gannett is a party or under which the Assets or the Business is covered (or replacement policies therefor) are in full force and effect and, to the Company's Knowledge, all premiums due have been paid and are not in default, (ii) to the Company's Knowledge, no notice of cancellation or non-renewal with respect to, or disallowance of any claim under, any such policy has been received by either the Company or Gannett and (iii) to the Company's Knowledge, neither the Company nor Gannett have been refused insurance with respect to the Business or Assets, nor, to the Company's Knowledge, has coverage with respect to the Business or Assets been previously canceled or limited by an insurer to which Gannett or the Company has applied for such insurance or with which the Company or, to the Company's Knowledge, Gannett has held insurance within the last three years.

     3.10 Material Contracts. Section 3.10 of the Disclosure Schedule sets forth all Material Contracts relating to the Station, including, without limitation, all amendments thereof, as of the date hereof. To the extent received by the Company from Gannett, complete and accurate copies of all written Material Contracts listed in Section 3.10 of the Disclosure Schedule and accurate summaries of the material terms of all oral Material Contracts have been delivered or made available to Purchaser (except as otherwise noted therein). Except as set forth in Section 3.10 of the Disclosure Schedule, to the Company's Knowledge, (1) each Material Contract and each other contract or agreement that is material to the Business is legal, valid and binding on Gannett and, to the Company's Knowledge, the other parties thereto, (2) to the Company's Knowledge, neither the Company nor Gannett is in default under any Material Contract or other contract or agreement that is material to the Business and no event has occurred or failed to occur that, with or without the giving of notice or the lapse of time or both, would result in such a default and (3) to the Company's Knowledge, no other party to any Material Contract or other contract or agreement that is material to the Business has breached or is in default thereunder.

     3.11  Permits and  Licenses;  Compliance  with Law.  Except as disclosed in
Section 3.11 of the Disclosure Schedule, (i) to the Company's Knowledge, Gannett currently holds all the material permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Authorities or other Persons including, without limitation, Environmental Permits, necessary for the current operation and the conduct (as it is being conducted prior to the Closing) of the Business, other than the FCC Licenses (which are provided for in
Section 3.12 hereof) (collectively, "Permits"), and all material Permits are in full force and effect, (ii) to the Company's Knowledge, since November 1, 1996, Gannett has not received any written notice from any Governmental Authority revoking, canceling, rescinding, modifying or refusing to renew any material Permit and, (iii) to the Company's Knowledge, Gannett is in material compliance with the requirements of all material Permits.

     Except as disclosed in Section 3.11 of the Disclosure Schedule, to the Company's Knowledge, (i) Gannett is in compliance in all material respects with all Laws and Governmental Orders, other than the FCC Licenses, the Communications Act and the rules and regulations of the FCC (which are provided for in Section 3.12 hereof), applicable to the conduct of the Business as it is being conducted prior to the Closing, and (ii) Gannett has not been charged, since November 1, 1996, by any Governmental Authority with a violation of any Law or any Governmental Order relating to the Station, which charge has not been fully resolved and, to the extent required, accounted for.

     3.12 FCC Licenses. Except as disclosed in Section 3.12 of the Disclosure Schedule, (i) to the Company's Knowledge, Gannett holds, and immediately prior to the Closing the Company will hold, the FCC Licenses listed in Section 3.12 of the Disclosure Schedule, which FCC Licenses expire on the respective dates set forth in Section
3.12 of the Disclosure Schedule; (ii) to the Company's Knowledge, Section 3.12 of the Disclosure Schedule sets forth a true and complete list of any and all pending applications filed with the FCC by Gannett, true and complete copies of which (to the extent received from Gannett by the Company) have been delivered to Purchaser or made available for inspection by Purchaser; (iii) to the Company's Knowledge, the FCC Licenses listed in Section 3.12 of the Disclosure Schedule constitute all of the licenses and authorizations required under the Communications Act and the current rules and regulations of the FCC in connection with the operation of the Station as currently operated; (iv) to the Company's Knowledge, the FCC Licenses are in full force and effect through the dates set forth in Section 3.12 of the Disclosure Schedule, and there is not pending or, to the Company's Knowledge, threatened any action by or before the FCC to revoke, suspend, cancel, rescind, modify, or refuse to renew in the ordinary course any of the FCC Licenses; (v) to the Company's Knowledge, the Station is operating in compliance with the FCC Licenses and in compliance in all material respects with the Communications Act and the current rules and regulations of the FCC and have been assigned digital television frequencies; and (vi) to the Company's Knowledge, there exist no facts, conditions or events relating to Gannett or the Company that would reasonably be expected to cause the revocation of FCC Licenses or denial by the FCC of the application for consent to the assignment of the FCC Licenses as provided in this Agreement or the Gannett Purchase Agreement. To the Company's Knowledge, Gannett has filed all reports, forms and statements, including, without limitation, construction permit applications for digital television channels required to be filed by Gannett with the FCC and maintained in its public files in accordance with the rules and regulations of the FCC.

     3.13 Environmental Matters. Except as disclosed in Section 3.13 of the Disclosure Schedule, to the Company's Knowledge, (i) Hazardous Materials have not been Released on any Real Property except in material compliance with applicable Law; (ii) there have been no events related to the Business or the Real Property that would reasonably be expected to give rise to any material liability under any Environmental Law; (iii) the Business, the Real Property and the Leased Property is now, and for the past five years has been, in material compliance with all applicable Environmental Laws and there are no extant conditions that would reasonably be expected to constitute an impediment to such compliance in the future; (iv) the Business has disposed of all wastes arising from or otherwise relating to its business, including those wastes containing Hazardous Materials, in material compliance with all applicable Environmental Laws (including the filing of any required reports with respect thereto) and Environmental Permits and (v) there are no pending or, to the Company's Knowledge, threatened Environmental Claims against Gannett relating to the Real Property.

     3.14 Employee Benefit Matters. The Company has made available to Purchaser copies of all material Employee Benefit Plans (including, without limitation, all plans governed by ERISA, providing pension benefits or providing health, life insurance or disability benefits) relating to the Station), which plans are set forth in Section 3.14 of the Disclosure Schedule. To the Company's Knowledge and except as set forth in Section 3.14 of the Disclosure Schedule, all such Employee Benefit Plans are in compliance with the terms of the applicable plan and the requirements prescribed by applicable law currently in effect with respect thereto (including Sections 4980B and 5000 of the Code) and, to the Company's Knowledge, Gannett has performed in all material respects all obligations required to be performed by it under, and is not in default under or in violation of, any of the terms of such Employee Benefit Plans where any such noncompliance, nonperformance, default or violation would, individually or in the aggregate, be reasonably expected to result in liability in excess of $25,000. To the Company's Knowledge, Gannett has no post-retirement welfare obligations with respect to the Business. To the Company's Knowledge, Gannett has not incurred, and, to the Company's Knowledge, no event, transaction or condition has occurred or exists which is reasonably expected to result in the occurrence of any liability to the Pension Benefit Guaranty Corporation (other than contributions to the plan and premiums to the Pension Benefit Guaranty Corporation which, in either event, are not in default) or any "withdrawal liability" within the meaning of Section 4201 of ERISA, or any other liability pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans, in any such case relating to any Employee Benefit Plan or any pension plan maintained by any company that during the last five years was or currently would be treated as a single employer with the Company or Gannett, as the case may be, under Section 4001 of ERISA or Section 414 of the Code (an "ERISA affiliate"), where individually or in the aggregate, in any of such events, any such liability would be in excess of $25,000. To the Company's Knowledge, except as set forth in Section 3.14 of the Disclosure Schedule and except for such matters that would not, individually or in the aggregate, reasonably be expected to result in liability in excess of $25,000, each Employee Benefit Plan relating to the Station intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter that such plan is so qualified and the trusts maintained thereunder are exempt from taxation under
Section 501(a) of the Code and, to the Company's Knowledge, is so qualified, and no such Employee Benefit Plan holds employer securities. To the Company's Knowledge and except as set forth in Section 3.14 of the Disclosure Schedule, neither Gannett nor any ERISA Affiliate has ever made or been obligated to make, or reimbursed or been obligated to reimburse another employer for, contributions to any multiemployer plan (as defined in ERISA Section 3(37)). To the Company's Knowledge and except as set forth in Section 3.14 of the Disclosure Schedule, the Employee Benefit Plans are not presently under audit or examination (and have not received notice of a potential audit or examination) by any governmental authority, and no matters are pending with respect to the Qualified Plan under any governmental compliance programs. To the Company's Knowledge, with respect to each Employee Benefit Plan of the Station, there have been no violations of Code Section 4975 or ERISA Sections 404 or 406 as to which successful claims would, individually or in the aggregate, result in liability in excess of $25,000 for Gannett, the Company or any Person required to be indemnified by either of them. To the Company's Knowledge, except as set forth in Section 3.14 of the Disclosure Schedule, and except as expressly provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Business to severance pay, unemployment compensation or other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer. To the Company's Knowledge, there are no pending or threatened or anticipated claims by or on behalf of any Employee Benefit Plan relating to the Station, by any employee or beneficiary covered under any such plan, or otherwise involving any such plan (other than routine claims for benefits) where any such pending, threatened or anticipated claims would, individually or in the aggregate, reasonably be expected to result in liability in excess of $25,000. The $25,000 liability threshold in this
Section 3.14 is intended to apply only to this Section 3.14, and is in no way intended to be used in defining materiality anywhere in this Agreement.

     3.15 Labor Relations. To the Company's Knowledge, Section 3.15 of the Disclosure Schedule sets forth a list of all labor organizations recognized as representing the employees of the Business. Complete and accurate copies of all collective bargaining agreements and other labor union contracts relating to employees of the Station and any such labor organizations (to the extent provided to the Company by Gannett) have been delivered or made available to Purchaser. Except as disclosed in Section 3.15 of the Disclosure Schedule, (i) the Company is not and, to the Company's Knowledge, Gannett is not party to any collective bargaining agreement or other labor union contract applicable to employees of the Business, (ii) to the Company's Knowledge, there are no strikes, slowdowns or work stoppages pending or, to the Company's Knowledge, threatened between Gannett and any employees of the Business, and Gannett has not experienced any such strike, slowdown, or work stoppage within the past two years, in each case, as of the date of the Gannett Purchase Agreement, (iii) to the Company's Knowledge, there are no unfair labor practice complaints pending or, to the Company's Knowledge, threatened against the Business relating to employees of the Business before the National Labor Relations Board or any other Governmental Authority or, to the Company's Knowledge, any current union representation questions  involving  employees  of the  Business  and  (iv)  to  the  Company's
Knowledge, Gannett is in compliance in all material respects with its obligations under all Laws and Governmental Orders governing its employment practices with respect to employees of the Business, including, without limitation, provisions relating to wages, hours and equal opportunity, employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, and occupational safety and health requirements, (v) to the Company's Knowledge, all Persons classified by Gannett as independent contractors with respect to the Business do satisfy the requirements of law to be so classified, and, to the Company's Knowledge, Gannett has fully and accurately reported their compensation on IRS Forms 1099 when required to do so, and (vi) to the Company's Knowledge, there is no charge or compliance proceeding actually pending or, to the Company's Knowledge, threatened against the Company or Gannett with respect to employees of the Business before the Equal Employment Opportunity Commission or any state, local, or foreign agency responsible for the prevention of unlawful employment practices.

     3.16 Intellectual Property. To the Company's Knowledge, Section 3.16 of the Disclosure Schedule includes a complete list of all call letters of the Station (the "Call Letters"). Except as disclosed in Section 3.16 of the Disclosure Schedule, to the Company's Knowledge, (i) the rights of Gannett, and immediately prior to the Closing, the Company, in or to the Call Letters and, to the Company's Knowledge, the other Intellectual Property do not conflict with or infringe on the rights of any other Person, (ii) the Company has not and, to the Company's Knowledge, Gannett has not received any claim from any Person that the rights of Gannett or the Company in or to the Intellectual Property conflict with or infringe on the rights of any other Person and, to the Company's Knowledge, no such claim is threatened, (iii) to the Company's Knowledge, Gannett owns (free and clear of any Encumbrances other than Permitted Exceptions), is licensed or otherwise has the right to use all Intellectual Property necessary for the conduct of the Business as currently conducted by Gannett (free and clear of any Encumbrances other than Permitted Exceptions), except where the failure to have such rights would not reasonably be expected to impair the operations of the Business in any material respect and (iv) to the Company's Knowledge, no other Person is infringing or diluting the rights of Gannett with respect to the Intellectual Property.

     3.17 Taxes. Except as disclosed in Section 3.17 of the Disclosure Schedule and except relating exclusively to the Gannett Maine Media Business, to the Company's Knowledge (a) all material Tax Returns required to be filed by Gannett (or to the extent required to be filed by the Company) relating to the Business have been timely filed and all such Tax Returns are correct and complete in all material respects; (b) all Taxes required to be paid by Gannett (or to the extent required to be paid by the Company) relating to the Business, whether or not shown as due on such Tax
Returns, have been timely paid other than such Taxes, if any, as are described in Section 3.17 of the Disclosure Schedule and are being contested in good faith; (c) there is no action, suit, proceeding, investigation, audit or claim pending or, to the Company's Knowledge, threatened with respect to Taxes of Gannett or the Company relating to the Station or for which Gannett or the Company may be liable, and no adjustment relating to such Taxes of Gannett or the Company relating to the Station has been proposed in writing by any Tax authority and remains unresolved; (d) there are, and immediately prior to the Closing there will be, no Tax liens on any of the assets of the Business (other than liens for Taxes that are not yet due and payable); and (e) all Taxes that the Business is required to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Tax authority.

     3.18 Commissions. There is no broker or finder or other Person who has any valid claim against the Company, Purchaser, or any of their respective
Affiliates or any of their respective assets for a commission, finders' fee, brokerage fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by on or behalf of the Company, its stockholders or the Company's officers, employees or agents.

     3.19 Affiliate Transactions. Except as set forth in Section 3.19 of the Disclosure Schedule or as expressly otherwise provided or permitted in this Agreement, to the Company's Knowledge, since December 27, 1997, Gannett has not engaged in any transaction with any Affiliate thereof that was material to the Business, and, to the Company's Knowledge, Gannett is not a party to any material agreements or arrangements relating to the Station with any Affiliates that will continue in effect after the Closing for the Purchaser that are not immediately terminable by the Purchaser without payment of any penalty or premium.

     3.20 Accuracy and Completeness of Representations and Warranties. No representation or warranty made by the Company in this Article 3, to the Company's Knowledge, contains any untrue statement of a material fact or omits a material fact necessary in order to make the representation or warranty not misleading.

     Article 4. Representations and Warranties of Purchaser.

     Purchaser represents and warrants to the Company as follows:

     4.1 Organization and Standing. Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business.

     4.2 Binding  Agreement.  Purchaser  has all requisite  corporate  power and authority to enter into this Agreement, to execute and deliver this Agreement and the Bill of Sale, Assignment and Assumption Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Bill of Sale, Assignment and Assumption Agreement by

Purchaser and the consummation by Purchaser of its obligations hereunder and thereunder have been duly and validly authorized by all necessary corporate and stockholder action on the part of Purchaser. This Agreement has been and, on the Closing Date, the Bill of Sale, Assignment and Assumption Agreement will be duly executed and delivered on behalf of Purchaser and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws affecting the rights of creditors generally and to general principles of equity (whether applied at law or equity).

     4.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 4.3 of the Disclosure Schedule, the execution, delivery and performance by Purchaser of this Agreement and the Bill of Sale, Assignment and Assumption Agreement do not and will not (a) violate, conflict with or result in the breach or default of any provision of the certificate or articles of incorporation or by-laws of Purchaser, (b) materially conflict with or materially violate any material Law or material Governmental Order applicable to Purchaser or any of its properties or assets, (c) except for (i) the notification requirements of the HSR Act, (ii) such filings with, and orders of, the FCC as may be required under the Communications Act and the FCC's rules and regulations in connection with this Agreement and the transactions contemplated hereby and (iii) such matters that would not reasonably be expected to materially impair or delay the consummation of the transactions contemplated hereby, require any consent, approval, authorization or other order of, action by, registration or filing with or declaration or notification to any Governmental Authority or any other Person or (d) except for such matters that would not reasonably be expected to materially impair or delay the consummation of the transaction contemplated hereby, conflict with, result in any violation or breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Purchaser's assets pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license or permit, or franchise to which Purchaser is a party or by which its assets are bound.

     4.4 Litigation. Except as described in Section 4.4 of the Disclosure Schedule, there are no Actions pending or, to Purchaser's knowledge, any Action threatened to be brought by or before any Governmental Authority, against Purchaser or any of its Affiliates that (i) seeks to question, delay or prevent the consummation of the transactions contemplated hereby or (ii) would reasonably be expected to affect adversely the ability of Purchaser to fulfill its obligations hereunder, including without limitation, Purchaser's obligations under Articles 1 and 2 hereof.

     4.5 Commissions. There is no broker or finder or other Person who has any valid claim against the Company, Purchaser, any of their respective Affiliates or any of their respective assets for a commission, finders' fee, brokerage fee or other similar fee in connection with this Agreement, or the transactions contemplated hereby, by virtue of any actions taken by on or behalf of Purchaser, or its officers, employees or agents.

     4.6 Financing. Purchaser will at Closing have sufficient funds to pay the Purchase Price pursuant to this Agreement and otherwise to satisfy its obligations hereunder.

     4.7 Purchaser's Qualification. Except as set forth in Section 4.7 of the Disclosure Schedule, (i) Purchaser does not know of any fact or circumstance that could reasonably be expected to result in a finding by the FCC that Purchaser is not qualified legally, financially or otherwise to be the licensee of the Stations as its operations are now being conducted and (ii) except for the FCC's Duopoly Rule, a waiver of which will be requested by Purchaser, Purchaser does not know of any policy, rule, regulation or ruling of the FCC that could reasonably be expected to be violated by the acquisition of the Stations by Purchaser.

     4.8 Accuracy and Completeness of Representations and Warranties. No representation or warranty made by Purchaser in this Article 4 contains any untrue statement of a material fact or omits a material fact necessary in order to make the representation or warranty not misleading.

     Article 5. Covenants and Agreements.

     5.1 Conduct of the Business Prior to Closing; Access. The Company covenants as follows:

          (a)  Prior to  Closing,  the  Company  will not  with  respect  to the
     Business:

               (i) create, assume or subject any of the assets of the Business to any Encumbrance, other than Permitted Exceptions and Encumbrances that will be released at or prior to the Closing;

               (ii) make any material changes in the operations of the Business;

               (iii) other than, in each case, in the ordinary course of business consistent with past practice, sell, transfer, lease, sublease, license or otherwise dispose of any material assets of the Business, other than the sale of obsolete Equipment that has been or is replaced with Equipment of like kind;

               (iv) (A) grant any increase, or announce any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by the Company to any of the officers or key employees of the Business, including, without limitation, any increase or change pursuant to any Employee Benefit Plan, or (B) establish or increase or promise to increase or accelerate the payment or vesting of any benefits under any Employee Benefit Plan with respect to officers or employees of the Business, in the case of either (A) or
          (B) except (I) as required by Law, (II) that involve only increases consistent with the past practices of the Company or Gannett (or as otherwise required or allowed under the Gannett Purchase Agreement, as the case may be, but in no event more than 5%, (III) as required under any existing agreement or arrangement, (IV) that involve increases related to promotions to the extent such increases result in the compensation and benefits of the relevant employee being consistent with the compensation and benefits provided to the holder of such position in the past or

          (V) that relate to the supplemental executive retirement plans identified in Section 3.14 of the Disclosure Schedule;

               (v) make any change in any method of accounting or accounting practice or policy used by the Company or Gannett in respect of the Business, other than as required by law or under GAAP;

               (vi) fail to maintain in full force and effect all of its existing casualty, liability or other insurance relating to the Station through the Closing in amounts at least equal to those in effect on the date hereof;

               (vii) make any capital expenditures relating to the Station in excess of $500,000 in the aggregate that are not contemplated in the capital improvements budgeted for 1998;

               (viii) (A) amend the payment terms of any Program Contract to provide that payments that would otherwise be made prior to the Closing are made after the Closing or (B) acquire, enter into, modify, change or extend the term of (x) any Program Contract providing for payments in excess of $10,000 or with a term greater than one year or
          (y) Program Contracts not subject to clause (x) that in the aggregate provide for payments in excess of $200,000;

               (ix) acquire, enter into, modify, change or extend the term of any Material Contract, provided that this clause (ix) will not apply to the acquisition or entering into of any new Material Contract not otherwise subject to clauses (i) to (viii) or clauses (x) to (xvi) hereof with respect to which all Liabilities of the Company thereunder relating to the Station will be fully satisfied, discharged and performed prior to the Closing with no adverse effect on Purchaser;

               (x) compromise, settle, grant any waiver or release relating to, or otherwise adjust, any material Action, material Liabilities or any other material claims or material rights relating to the Station;

               (xi) enter into any new agreement, contract, commitment or arrangement with any Affiliate of the Company that will be binding upon Purchaser, the Assets or the Station after the Closing;

               (xii) apply to the FCC for any construction permit that would adversely affect the Station's present operations, or make any material change in the Station's buildings, leasehold improvements, or fixtures;

               (xiii) except with respect to promotion during ratings sweep periods (which shall not be subject to this clause (xiii)), enter into any trade, barter or similar agreements (other than Program Contracts) for the sale of advertising time that would be binding on the Station after the Closing for any property or services in lieu of or in addition to cash that requires the provision of broadcast time having a value that exceeds $10,000 in any individual agreement or

          $200,000 in the aggregate;

               (xiv) take any action, or refrain from taking any action, that would constitute a material breach of, constitute a default (or event which with the giving of notice, or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any Material Contract;

               (xv) enter into or renew any time sales agreement except in the ordinary course of business for a term not exceeding 12 months; or

               (xvi)  enter  into  any   agreement,   contract,   commitment  or
          arrangement to do any of the foregoing.

          (b) Pending the Closing, the Company shall:

               (1) To the extent allowed by Gannett under the Gannett Purchase Agreement, give to Purchaser and its representatives reasonable access during normal business hours to all of the employees, properties, books and records of Gannett or the Company that relate to the Station and, to the extent available from, or allowed by, Gannett pursuant to the Gannett Purchase Agreement, furnish Purchaser and its representatives with such information concerning the Station as
          Purchaser may reasonably require, including such access and cooperation as may be necessary to allow Purchaser and its representatives to interview the employees, to examine the books and records of the Station, and to inspect the Real Property and Equipment (which right of access shall not be exercised in any way which would unreasonably interfere with the normal operations, business or activities of the Station);

               (2) To the extent provided by Gannett pursuant to the Gannett Purchase Agreement, furnish to Purchaser within 20 days after the end of each month ending between the date of this Agreement and the Closing an unaudited statement of income and expense and a balance sheet for the Station for the month just ended; and

               (3) To the extent provided by Gannett pursuant to the Gannett Purchase Agreement, from time to time, furnish to Purchaser such additional information (financial or otherwise) concerning the Station as Purchaser may reasonably request (which right to request information shall not be exercised in any way which would unreasonably interfere with the normal operations, business or activities of the Station).

          (c) The Company will deliver to Purchaser, within ten Business Days after delivery or receipt, copies of any reports, applications or communications to or from the FCC or its staff related to the Station which are delivered or received between the date of the Gannett Purchase Agreement and the Closing Date.

          5.2 Post-Closing  Covenants and Agreement,  and Other Employee Benefit

     Matters. (a) Purchaser shall at all reasonable times after reasonable notice to Purchaser from and after the Closing, make available without cost, for inspection and/or copying by the Company and any Person that was a stockholder of Gannett during any of the tax years (or portions thereof) immediately preceding the closing under the Gannett Purchase Agreement for which the relevant statute of limitations (including any waiver thereof) has not expired, or their respective representatives, the books and records of the Business). Such books and records shall be preserved by Purchaser until the later of the closing by tax audit of, or the expiration of the relevant statute of limitations (including any waiver thereof) with respect to, all open tax periods of Gannett and such stockholders prior to and including the time immediately prior to the Closing. After the period set forth above, Purchaser may destroy the books and records in its possession unless, before expiration of such notice period the Company objects in writing to the destruction of any or all of such books and records, in which case, such books and records shall be delivered to the Company. Notwithstanding the foregoing, Purchaser shall continue to preserve and, at all reasonable times after the Closing, to make available without cost, for inspection and/or copying by any Person that was a trustee or other fiduciary under the Employee Benefit Plans identified in Section 5.2 of the Disclosure Schedule, the books and records of such Employee Benefit Plan and the books and records of the Business relating thereto.

     (b) Effective as of the Closing, Purchaser shall offer employment to all then employees of the Business, on such terms and conditions as Purchaser shall establish (except that base cash compensation shall be comparable to their existing base cash compensation), subject to the terms of any collective bargaining agreement assumed by Purchaser under Section 5.2(e) and any employment agreements with specific Business Employees, and shall assume responsibility for all inactive employees of the Business, subject to the terms of this Section 5.2 and the collective bargaining agreements assumed by Purchaser under Section 5.2(e); provided, however, that any employee of the Business who is not actively employed on the day of the Closing shall be offered employment by Purchaser following the end of any inactive period (whether on account of leave, layoff, injury or disability) but only to the extent that the Company would have been obligated to offer active employment to such person upon the end of such inactive period under the Gannett Purchase Agreement. Notwithstanding the foregoing, Purchaser shall not have any obligation to offer employment to any employees of the Corporate Office ("Corporate Office Employees"), as described in Section 5.2(b) of the Disclosure Schedule. Nothing in this Section 5.2(b) is intended to limit the ability of Purchaser to terminate the employment of any employee after the Closing.

     (c) Subject to applicable law and the terms of any collective bargaining agreement assumed pursuant to this Agreement, if any, Purchaser shall establish and maintain for a period of one year after the Closing Date or the term of their employment by Purchaser, whichever is less, for employees of the Business as of the Closing Date, benefits that, in the aggregate, are no less favorable than the benefits maintained by the Purchaser for similarly situated employees of Purchaser, provided that the foregoing will not prohibit or in any manner restrict Purchaser from terminating or changing the individual terms of employment of any Business Employee or require Purchaser to maintain any specific benefits or Employee Benefit Plans. Purchaser shall give employees of the Business as of the Closing Date and former and inactive Business Employees credit for their service with the Company and Gannett or any of their Subsidiaries prior to the Closing, to the same extent that such service would have been credited by Purchaser (if they had been employed by Purchaser for such period of service), for all purposes under all employee benefit plans or arrangements maintained by Purchaser for current, former and inactive Business Employees (including any waiting periods). In addition, Purchaser shall, if applicable, (i) cause any pre-existing condition limitation to be waived and (ii) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to current, former and inactive Business Employees with respect to similar plans maintained by the Company or Gannett prior to the Closing.

     (d) Purchaser will assume and indemnify and hold harmless the Company Indemnified Parties against all Liabilities with respect to severance benefits arising in connection with or following the Closing pursuant to the agreements set forth in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule (subject to the right of recovery set forth in Section 5.8(a)), or pursuant to any collective bargaining agreement or other agreements with Business Employees assumed either pursuant to this Agreement or by operation of law. With respect to all current and inactive Business Employees immediately prior to the Closing not covered by the agreements referenced in the immediately preceding sentence,
(x) for a period ending not less than one year after the Closing, Purchaser will provide such Business Employees with the same severance benefits as Purchaser provides for similarly situated employees of Purchaser (which benefits, as of the date hereof, are described in Section 5.2(d) of the Disclosure Schedule) and
(y) Purchaser will assume and indemnify and hold harmless the Company Indemnified Parties against all Liabilities with respect to severance benefits arising in connection with or following the Closing.

     (e) From and after the Closing, Purchaser shall assume all of the collective bargaining agreements (including, without limitation, pursuant to the specified provisions of the collective bargaining agreements set forth in
Section 5.2 of the Disclosure Schedule) and other labor contracts with respect to any Business Employees existing immediately prior to the Closing.

     (f) From and after the Closing, Purchaser shall assume sponsorship of the WOKR-TV Partners 401(k) Plan, and assume responsibilities of all Employee Benefits Plans that provide post-retirement life insurance or health, or short-term or long-term disability benefits and be responsible for any benefits under such Employee Benefit Plans (i) to which any current, former or inactive Business Employee, or a beneficiary or dependent of any current, former or inactive Business Employee ("Beneficiary"), has already become entitled, (ii) which commenced or (iii) to which any current, former or inactive Business Employee has already become qualified by reason of age and years of service as of the Closing, to the extent such persons are identified in Section 5.2(f) of the Disclosure Schedule (which section shall be updated, if necessary, at Closing). From and after the Closing, Purchaser shall also pay to the Business Employees and Corporate Office Employees listed in Section 5.2(f) of the Disclosure Schedule the supplemental retirement benefits provided under the applicable Gannett supplemental retirement plan.

     (g) From and after the Closing, Purchaser shall assume and be responsible for any workers' compensation benefits payable to a Business Employee, Beneficiary or dependent of a Business Employee on or after the Closing, including any such benefits that are attributable to any injury or illness that occurred or existed prior to the Closing to the extent not covered by the Company's workers' compensation insurance policy.

     (h) For a period of 90 days after the Closing, Purchaser shall not implement any employment terminations, layoffs or hours reductions or take any other action which could result in a "plant closing" or "mass layoff," as those terms are defined in the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or similar events under applicable state law, affecting in whole or in part any facility, site of employment or operating unit, or any employee employed by the Business, or which could require either Purchaser or the Company to give notice or take any other action required by WARN or applicable state law.

     (i) From and after the Closing, Purchaser shall assume the Company's and Gannett's obligations and liabilities with respect to COBRA continuation coverage under Section 4980B of the Code and Section 601 of ERISA ("Continuation Coverage") with respect to Business Employees and shall provide Continuation Coverage to the Business Employees under Purchaser's health and medical plans
(x) with respect to any Business Employees who remain employed with either the Company or Gannett through the Closing Date, for a period of eighteen months after the Closing or, if earlier, until becoming eligible for comparable coverage from another employer and (y) with respect to any Business Employees whose employment shall have terminated prior to the Closing, for remainder of the period with respect to which Continuation Coverage would otherwise have been available to them had the Company or Gannett, as the case may be, continued to maintain a group health plan.

     5.3 Cooperation. Following the execution of this Agreement, Purchaser and the Company agree as follows:

          (a) The parties and their Affiliates shall each use their reasonable efforts, and shall cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions with respect to, any filings (other than filings with the FCC, which are provided for in clause (b) below), applications, requests, or actions which are or may be necessary to obtain the consents, approvals, authorizations or other orders of any Governmental Authority which are or may be necessary in order to accomplish the transactions contemplated by this Agreement; and, without limiting the generality of the foregoing, the parties and their Affiliates shall use their respective reasonable efforts to prepare and file as promptly as practicable, but in any event no later than 15 Business Days after the date hereof, all of the information called for in the Notification and Report Form required under the HSR Act and to prepare and file any supplemental information, also in a timely fashion, which may be required by the United States Department of Justice or the Federal Trade Commission pursuant to such Notification and Report Form Filings, and otherwise to use their respective reasonable efforts to obtain the requisite clearances.

          (b) The parties and their Affiliates shall cooperate fully with each other in preparing, filing, prosecuting, and taking any other actions with respect to filings with the FCC related to the transactions contemplated by this Agreement, including, without limitation, preparation of an application for the assignment of all of the FCC Licenses to Purchaser and any filings by Purchaser requesting temporary waivers for no more than nine months of the FCC's applicable ownership rules necessary to permit the parties to consummate the transactions contemplated by this Agreement. As promptly as practicable, but in any event not later than September 25, 1998, the Company and Purchaser shall jointly file the application with the FCC requesting the FCC Consent, including, without limitation, requesting, consenting to, and taking and otherwise seeking any action in connection with a conditional waiver of the FCC's Duopoly Rule. The Company and Purchaser shall use their respective reasonable best efforts, diligently take all necessary and proper actions and provide any additional information requested by the FCC in order to obtain promptly the FCC Consent. Notwithstanding the foregoing or any other provision of this Agreement, neither Purchaser nor its officers, directors or Affiliates shall request a permanent waiver of the FCC's applicable ownership rules or request, consent to, take or otherwise seek or pursue any action that is inconsistent with the transactions contemplated by this Agreement or that reasonably could be expected to materially impede or materially delay the FCC Consent or otherwise materially impede or materially delay the consummation of the transactions contemplated by this Agreement; and the receipt of any permanent waiver of the foregoing FCC rules shall not be a condition to the obligation of Purchaser to consummate the transactions contemplated hereby. Neither Purchaser nor any of its officers, directors or Affiliates will take any action that would result in any change in the matters set forth in Section 4.7 hereof that would reasonably be expected to materially delay or otherwise materially impair Purchaser's ability to consummate the transactions contemplated hereby. After the date hereof, Purchaser or its Affiliates may enter into transactions that implicate the FCC multiple ownership rules so long as such transactions would not reasonably be expected to materially impede or materially delay the Closing

          (c) (i) If Purchaser (or its Affiliates) or the Company receives an administrative or other order or notification relating to any violation or claimed violation of the rules and regulations of the FCC, or of any Governmental Authority, that could affect Purchaser's or the Company's ability to consummate the transactions contemplated hereby, or (ii) should Purchaser (or its Affiliates) become aware of any fact (including any change in law or regulations (or any interpretation thereof by the FCC)) relating to the qualifications of Purchaser (and its controlling persons) that reasonably could be expected to cause the FCC to withhold the FCC Consent, Purchaser (in the case of clauses (i) and (ii)) or the Company (in the case of clause (i)) shall promptly notify the other party or parties thereof and shall use its reasonable best efforts to take such steps as may be necessary to remove any such impediment to the transactions contemplated by this Agreement; and no such notification shall affect the representations or warranties of the parties or the conditions to their respective obligations hereunder.

          (d) The parties shall each use their reasonable best efforts to obtain as promptly as reasonably practical all consents that may be required in connection with the assignment to the Purchaser at Closing of all the Company's right, title and interest in and to all Material Contracts as such are acquired by the Company pursuant to the Gannett Purchase Agreement and all other agreements of the Business to which the Company is a party, provided that neither the Company nor Purchaser shall be required to make any payment to any party to any such Material Contract or other agreement in order to obtain any such consent.

          (e) To the extent that there are third-party insurance policies maintained by the Company covering any Claims or Damages relating to the assets, business, operations, conduct and employees (including, without limitation, former employees) of the Business arising out of or relating to occurrences prior to the Closing, the Company shall use all reasonable efforts to cause Purchaser to be named as an additional insured with respect to such policies.

          (f) Subject to the terms and conditions of this Agreement, each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Closing and the other transactions contemplated hereby as soon as practicable.

     5.4 Confidentiality.

     (a) Prior to the Closing. The terms of the Confidentiality Agreement by and between Purchaser and Gannett are herewith incorporated by reference and shall continue in full force and effect as between Purchaser and Gannett until the Closing and shall remain in effect as between Purchaser and Gannett in accordance with its terms even if this Agreement is terminated.

     (b) Financial and Tax Information. Before and after the Closing, each of the parties shall maintain the confidentiality of the financial and tax information of the Persons other than the Company in the possession of the Company under terms similar to those set forth in the Confidentiality Agreement by and between Purchaser and Gannett with respect to "Evaluation Material" as though such terms continued after the Closing.

     5.5 Public Announcements. Except as otherwise required by law or the rules of any stock exchange, the form and substance of the initial public announcement of this Agreement and the transactions contemplated hereby, and the time of such announcement, shall be approved in advance by the parties and the parties shall not issue any other report, statement or press release or otherwise make any public announcement with respect to this Agreement and the transactions contemplated hereby without prior consultation in good faith with the other party hereto.

     5.6 No Solicitation. The Company shall not, and shall cause its officers, directors, representatives, affiliates and associates not to, (a) initiate contact with, solicit, encourage or respond to any inquiries or proposals by, or
(b) enter into any discussions or negotiations with, or disclose, directly or indirectly, any information concerning the Business to, or afford any access to the Company's properties, books and records to, any Person in connection with any possible proposal for the acquisition (directly or indirectly, whether by purchase, merger, consolidation or otherwise) of all or substantially all of the Business. The Company agrees to terminate immediately any such discussions or negotiations.

     5.7 No Additional Representations. Purchaser acknowledges that it and its representatives have been permitted access to books and records, facilities, equipment, tax returns, contracts and agreements, insurance policies (or summaries thereof), and other properties and assets of the Station and that they and their representatives have had an opportunity to meet with the officers and employees of the Company and Gannett to discuss the Station and the Business, properties and assets. PURCHASER ACKNOWLEDGES THAT NEITHER THE COMPANY NOR ANY OTHER PERSON HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS

OF ANY INFORMATION REGARDING THE STATION OR THE BUSINESS FURNISHED OR MADE AVAILABLE TO PURCHASER AND ITS REPRESENTATIVES EXCEPT AS EXPRESSLY SET FORTH IN

THIS AGREEMENT.

     5.8. Certain Payments. (a) Pursuant to the terms of the Gannett Purchase Agreement, the Company has certain rights and obligations with respect to the Severance Agreements listed in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule of the Gannett Purchase Agreement, which Severance Agreements include those listed in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule hereto (the "WOKR Scheduled Severance Agreements"). Promptly, but in no event later than five Business Days prior to any payment due under the WOKR Scheduled Severance Agreements to any employee of the Station terminated by Purchaser prior to 90 days after the Closing Date under the Gannett Purchase Agreement, Purchaser shall notify the Company of the amount to be paid to such employee, and the Company shall make the payment to such terminated employee as provided by the WOKR Scheduled Severance Agreements (a "WOKR Severance Payment"); provided that the maximum amount that the Company shall be required to pay pursuant to this Section 5.8(a) shall be $342,720, in the aggregate, for all Business Employees as defined hereunder. Within five (5) Business Days after the Company makes a WOKR Severance Payment, Purchaser shall reimburse the Company for 50% of the amount of such payment. In addition to any reimbursement by Purchaser under this Section 5.8(a), to the extent provided by Section 5.8(a) of the Gannett Purchase Agreement, the Company will be entitled to reimbursement as provided by the Gannett Purchase Agreement, and nothing in this Agreement or the Gannett Purchase Agreement shall be construed to give Purchaser any right of recovery to Purchaser pursuant to Section 5.8(a) of the Gannett Purchase Agreement.

     (a) Pursuant to Section 5.8(b) of the Gannett Purchase Agreement, Gannett will cease operations and vacate the Gannett Corporate Offices, and the Company has agreed that it will pay, indemnify, and hold harmless the Company Indemnified Parties from and against 50% of all Claims and Damages (including, without limitation, all rent or other payments made under the Corporate Office Lease arising out of or relating to the Corporate Office Lease) to the extent such Claims and Damages arise out of or relate to (x) the termination of the Corporate Office Lease or (y) the post-closing period after the date in which the Corporate Office Employees cease using the Corporate Office, provided that the maximum amount that Purchaser shall be liable for under this Section 5.8(b) is $80,640. Such payments by the Company thereunder shall be made as the related Claims and Damages are incurred. To the extent the Company is required to make such payment, Purchaser shall reimburse and pay over to the Company 40.32% of all such payments made by the Company. Purchaser acknowledges and agrees that the Company may terminate the Corporate Office Lease on such terms as the Company shall determine and otherwise take such action as the Company determines in connection with its vacating the Corporate Office.

     5.9 Bulk Sales Laws. The parties agree to waive compliance with the provisions of the bulk sales law of any jurisdiction. The Company will indemnify and hold harmless Purchaser from and against any and all Liabilities which may be asserted by third parties against Purchaser as a result of such noncompliance.

     5.10 Control of the Stations. Prior to the Closing, control of the Station (including, without limitation, control over their finances, personnel and programming) shall remain with the Company or Gannett, as the case may be. The Company and Purchaser acknowledge and agree that neither Purchaser nor any of its employees, agents or representatives, directly or indirectly, shall, or shall have any right to, control, direct or otherwise supervise the Station, it being understood that supervision of all programs, equipment, operations and other activities of the Station shall be the sole responsibility of, and at all times prior to the Closing remain under the complete control and direction of, the Company or, if prior to the Closing under the Gannett Purchase Agreement, Gannett.

     5.11 Use of Certain Names. After the Closing, neither Purchaser nor any of its Affiliates shall use "Sinclair," "Sinclair Broadcast," "Sinclair Television," "Sinclair Communications," "Guy Gannett," "Gannett," or any name or term confusingly similar to the "Sinclair" names in any corporate name or in connection with the operation of any business.

     Article 6. Conditions to Obligations of Purchaser.

     The obligations of Purchaser to consummate the transactions contemplated by this Agreement to occur at the Closing are, at their option, subject to satisfaction of each of the following conditions:

     6.1 Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct at and as of the Closing Date as though each such representation and warranty were made at and as of such time, other than such representations and warranties as are made as of a specific date, in each case except for changes that are expressly contemplated by this Agreement and except for such failures to be true and correct that would not reasonably be expected to have a Material Adverse Effect.

     6.2 Performance by the Company. All of the covenants and agreements to be complied with and performed by the Company on or before the Closing Date shall have been complied with or performed, except for such failures to comply with or perform that would not reasonably be expected to have a Material Adverse Effect.

     6.3 Certificate. The Company shall have delivered to Purchaser a certificate, dated as of the Closing Date, executed on behalf of the Company by its duly authorized officers or representatives to the effect of Sections 6.1 and 6.2.

     6.4 Consents; No Objections. (i) The applicable waiting periods under the HSR Act shall have expired or been terminated; and

     (ii) The parties shall have received all the authorizations, consents, orders and approvals from Governmental Authorities and consents from third parties, in each case listed or described in Section 6.4 of the Disclosure Schedule.

     (iii) The parties shall have received all authorizations, consents, orders and approvals from Governmental Authorities necessary to transfer the material Permits relating to the operation of the Station's tower, transmitter and television broadcasting studio as such facilities are operating on the date hereof, except in each case where the failure to receive such authorizations, consents, orders or approvals would not reasonably be expected to materially adversely affect the operations of such facilities, or where such authorizations, consents, orders or approvals are customarily obtained after the Closing of a transaction of this nature.

     6.5 No Proceedings or Litigation. No preliminary or permanent injunction or other order or decree issued by any United States federal or state Governmental Authority, nor any Law promulgated or enacted by any United States federal or state Governmental Authority, that restrains, enjoins or otherwise prohibits the transactions contemplated hereby or limits the ability in any material respect of the rights of the Company to hold the Assets (excluding the FCC Licenses) and conduct the Business as it is being conducted as of the Closing Date, or imposes civil or criminal penalties on any stockholder, director or officer of Purchaser if such transactions are consummated, shall be in effect.

     6.6 [Intentionally omitted]

     6.7 FCC Consent. The FCC Consent shall have been issued with respect to the Station without any conditions that are materially adverse to Purchaser notwithstanding that it may not have yet become a Final Order, provided that, if one or more pre-grant objections shall have been filed with respect to the applications required by Section 5.3(b) hereof, it shall be a condition precedent that the FCC Consent shall have become a Final Order.

     6.8 No Material Adverse Change. Since the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

     6.9 Opinions of Counsel. Purchaser shall have received (a) an opinion of Thomas & Libowitz, P.A., dated the Closing Date, substantially in the form of Exhibit E-1 hereto, and (b) an opinion of Fisher, Wayland, Cooper, Leader & Zaragoza L.L.P., dated the Closing Date, substantially in the form of Exhibit E-2 hereto.

     6.10 Good Standing Certificate. Purchaser shall have received a certificate as to the formation and good standing of the Company issued by the Secretary of State of Maryland, dated not more than five days before the Closing Date.

     6.11 No Transmission Defects. There shall not exist any loss or damage at the Station which has resulted in the regular broadcast transmission of the Station (including its effective radiated power) to be diminished in any material respect; provided, that if any such loss or damage does exist, then either or both of the Company and Purchaser shall be entitled, by written notice to the other, to postpone the Closing Date for a period of up to 60 days to resume the Station's broadcast transmission.

     6.12 Closing on the Gannett Purchase Agreement. The closing, as defined in the Gannett Purchase Agreement, shall have occurred or occur simultaneously with the Closing hereunder.

     Article 7. Conditions to Obligations of the Company.

     The obligations of the Company to consummate the transactions contemplated by this Agreement to occur at the Closing are, at its option, subject to satisfaction of each of the following conditions:

     7.1 Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects at and as of the Closing Date as though each such representation and warranty were made at and as of such time, other than such representations and warranties as are made as of a specific date, in each case except for changes that are expressly contemplated by this Agreement.

     7.2 Performance by Purchaser. All of the covenants and agreements to be complied with and performed by Purchaser on or prior to the Closing Date shall have been complied with or performed, in all material respects, except for such failures to comply with or perform that would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Company.

     7.3 Certificate. Purchaser shall have delivered to the Company a certificate, dated as of the Closing Date, executed on behalf of Purchaser by its duly authorized officers or representatives to the effect of Sections 7.1 and 7.2.

     7.4 Consents; No Objections. (i) The applicable waiting periods under the HSR Act shall have expired or been terminated; and

     (ii) The parties shall have received all the authorizations, consents, orders and approvals from Governmental Authorities and consents from third parties, in each case listed or described on Section 7.4 to the Disclosure Schedule.

     7.5 No Proceedings or Litigation. No preliminary or permanent injunction or other order or decree issued by any United States federal or state Governmental Authority, nor any Law promulgated or enacted by any United States federal or state Governmental Authority, that restrains, enjoins or otherwise prohibits the transactions contemplated hereby, or imposes civil or criminal penalties on any stockholder, director or officer of the Company if such transactions are consummated, shall be in effect.

     7.6 FCC Consent. The FCC Consent shall have been issued with respect to the Stations, notwithstanding that it may not have yet become a Final Order, provided that, if one or more pre-grant objections shall have been filed with respect to the applications required by Section 5.3(b) hereof, it shall be a condition precedent that the FCC Consent shall have become a Final Order.

     7.7 Opinion of Counsel. The Company shall have received an opinion of Rubin, Winston, Diercks, Harris & Cooke, L.L.P., dated the Closing Date, covering the same matters covered by the opinions delivered by the Company to Gannett under the Gannett Purchase Agreement and in form and substance reasonably satisfactory to the Company.

     7.8  Good  Standing   Certificate.   The  Company  shall  have  received  a
certificate as to the formation and good standing of Purchaser issued by the Secretary of State of Delaware,

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                                                                              31

dated not more than five days before the Closing Date.

     7.9. Closing on Gannett Purchase Agreement. The closing, as defined in the Gannett Purchase Agreement, shall have occurred or occur simultaneously with the Closing hereunder.

     Article 8. Indemnification.

     8.1 Indemnification by the Company. Subject in all respects to the provisions of this Article 8, the Company hereby agrees to indemnify and hold harmless on and after the Closing Date, Purchaser and its stockholders and Affiliates and their respective officers, directors, employees and agents, and their respective and successors and permitted assigns (the "Purchaser Indemnified Parties") from and against any Claims and Damages asserted against or incurred by them, directly or indirectly, in connection with, arising out of or relating to (i) any breach on the part of the Company of any representation or warranty made by the Company in Article 3 hereof or in any certificate delivered pursuant to Section 6.3 of this Agreement, and (ii) any breach on the part of the Company of any covenant or agreement made by the Company in this Agreement.

     8.2 Indemnification by Purchaser. Subject in all respects to the provisions of this Article 8, Purchaser hereby agrees to indemnify and hold harmless on and after the Closing Date the Company and its stockholders and Affiliates and their respective officers, directors, employees and agents, and their respective successors and permitted assigns (collectively the "Company Indemnified Parties"), from and against any Claims and Damages asserted against or incurred by them, directly or indirectly, in connection with, arising out of or relating to (i) any breach on the part of Purchaser of any representation or warranty made by Purchaser in Article 4 hereof or in any certificate delivered pursuant to Section 7.3 of this Agreement, (ii) any breach on the part of Purchaser of any covenant or agreement made by the Purchaser in this Agreement or (iii) any Assumed Liabilities.

     8.3 Limitations on Indemnification Claims and Liability; Termination of Indemnification. (a) The obligations to indemnify and hold harmless a Person pursuant to Sections 8.1(i) or 8.1(ii) shall terminate when the applicable representation, warranty, covenant or agreement terminates pursuant to Section 10.12, and the obligations to indemnify and hold harmless a Person pursuant to
Section 8.2(iii) shall not terminate; provided, however, that as to clause (i) above the obligation to indemnify and hold harmless shall not terminate with respect to any claim as to which the Person to be indemnified shall have, before the termination of the applicable representation, warranty, covenant or agreement, previously made a claim for indemnification by delivering a notice to the indemnifying party in accordance with Section 8.5.

     (b) The Company shall not be obligated to indemnify or hold harmless any Purchaser Indemnified Party under Sections 8.1(i) or 8.1(ii), unless and until all Claims and Damages when aggregated with the Claims and Damages under the Gannet Purchase Agreement, exceed in the aggregate $550,000, in which case the Company will (subject to the other provisions of this Article 8) only be obligated to indemnify and hold harmless the Purchaser Indemnified Parties for all of such Claims or Damages under Sections 8.1(i) or 8.1(ii) in the aggregate in excess of $275,000 (or such pro rata portion of $275,000 as is applicable when the

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                                                                              32

Claims and Damages of the Company under the Gannett Purchase Agreement are taken into account), provided that the provisions of this Section 8.3(b) will not apply to any breach of any Post-Closing Agreements.

     (c) Notwithstanding anything to the contrary in this Agreement and except for fraud, the sole and exclusive recourse, remedy and source of funds available to satisfy any claims for indemnification by the Purchaser Indemnified Parties pursuant to Sections 8.1(i) or 8.1(ii) shall be the amount of the Security Escrow then held on deposit with the Security Escrow Agent subject to the terms and conditions of the Security Escrow Agreement, and the Purchaser Indemnified Parties will have no recourse against the assets of the Company (other than the Security Escrow then held on deposit with the Security Escrow Agent) in respect of any such claim. Without limiting the foregoing, the maximum aggregate liability of the Company with respect to all claims for indemnification under Sections 8.1(i) or 8.1(ii) will be limited to the amount of the Security Escrow held on deposit from time to time with the Security Escrow Agent.

     (d) Notwithstanding anything to the contrary in this Agreement, the indemnifications in Sections 8.1 and 8.2 hereof will be the sole and exclusive remedies available to Purchaser and the Company and their respective stockholders and Affiliates and all of their respective officers, directors, employees, agents, successors and assigns, after the Closing for any claims arising out of or relating to any breaches of any representations or warranties or any covenants or agreements contained in this Agreement, or any certificate delivered pursuant to this Agreement or otherwise in connection with this Agreement. Any claim for indemnification must be made as provided in Sections
8.5 and 8.6 hereof.

     8.4 Computation of Claims and Damages. Whenever the Indemnitor is required to indemnify and hold harmless the Indemnitee from and against and hold the Indemnitee harmless from, or to reimburse the Indemnitee for, any item of Claim or Damage, the Indemnitor will, subject to the provisions of this Article 8, pay the Indemnitee the amount of the Claim or Damage (i) reduced by any amounts to which the Indemnitee is entitled from third parties in connection with such Claim or Damage ("Reimbursements"), (ii) reduced by the Net Proceeds of any insurance policy payable to the Indemnitee with respect to such Claim or Damage and (iii) reduced appropriately to take into account any Tax Benefit to the Indemnitee with respect to such Claim or Damage through and including the tax year in which the indemnification payment is made, net of all income Taxes resulting or that will result from the indemnification payment. For purposes of this Section 8.4, (x) "Net Proceeds" shall mean the insurance proceeds payable, less any deductibles, co-payments, premium increases, retroactive premiums or other payment obligations (including attorneys' fees and other costs of collection) that relates to or arises from the making of the claim for indemnification and (y) "Tax Benefit" shall mean any benefit to be recognized by the Indemnitee in connection with the Claim or Damage based upon the highest blended (federal, state, local and foreign) marginal income Tax rate applicable to the Indemnitee during the taxable year for which a return was most recently filed with the Internal Revenue Service (based on the date of the claim for indemnification). The Indemnitor shall use commercially reasonable efforts (the expenses of which shall be considered Claims and Damages for purposes of the relevant indemnity claim) to pursue Reimbursements or Net Proceeds that may reduce or eliminate Claims and Damages. If any Indemnitee receives any Reimbursement, Tax Benefit or Net Proceeds after an indemnification payment is made which relates thereto or if any Indemnitee receives a Tax Benefit arising after the tax year in which an indemnification payment is made which relates thereto, the Indemnitee shall promptly repay to the Indemnitor (or to the Security Escrow if such repayment is made by a Purchaser Indemnified Party prior to the termination of the Security Escrow) such amount of the indemnification payment as would not have been paid had the Reimbursement, Tax Benefit or Net Proceeds reduced the original payment (any such repayment shall be a credit against any applicable indemnification threshold or limitation set forth in Section 8.3(b) hereof) at such time or times as and to the extent that such Reimbursement, Tax Benefit or Net Proceeds is actually received.

     8.5 Notice of Claims. Upon obtaining knowledge of any Claim or Damage which has given rise to, or could reasonably give rise to, a claim for indemnification hereunder, the Person seeking indemnification (the "Indemnitee") shall, as promptly as reasonably practicable (but in no event later than 30 days) following the date the Indemnitee has obtained such knowledge, give written notice (a "Notice of Claim") of such claim to the other party (the "Indemnitor"). The Indemnitee shall furnish to the Indemnitor in good faith and in reasonable detail such information as the Indemnitee may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). No failure or delay by the Indemnitee in the performance of the foregoing shall reduce or otherwise affect the obligation of the Indemnitor to indemnify and hold the Indemnitee harmless, except to the extent that such failure or delay shall have adversely affected the Indemnitor's ability to defend against, settle or satisfy any liability, damage, loss, claim or demand for which such Indemnitee is entitled to indemnification hereunder. For purposes of this Section 8.5, a Notice of Claim given in good faith must include a good faith estimate of the amount of the claim to the extent it is reasonably practicable to determine such estimate (and, if it is not practicable to determine such estimate and the claim is made by a Purchaser Indemnified Party, the amount of the Security Escrow proposed in good faith to be reserved with respect to such claim).

     8.6 Defense of Third Party Claims. If any claim set forth in the Notice of Claim given by an Indemnitee pursuant to Section 8.5 hereof is a claim asserted by a third party, the Indemnitor shall have 30 days after the date that the Notice of Claim is given by the Indemnitee to notify the Indemnitee in writing of the Indemnitor's election to defend such third party claim on behalf of the Indemnitee. If the Indemnitor elects to defend such third party claim, the
Indemnitee shall make available to the Indemnitor and its agents and representatives all witnesses, pertinent records, materials and information in the Indemnitee's possession or under the Indemnitee's control as is reasonably required by the Indemnitor and shall otherwise cooperate with and assist the Indemnitor in the defense of such third party claim, and so long as the Indemnitor is defending such third party claim in good faith, the Indemnitee shall not pay, settle or compromise such third party claim. If the Indemnitor elects to defend such third party claim, the Indemnitee shall have the right to participate in the defense of such third party claim, at the Indemnitee's own expense. In the event, however, that the Indemnitee reasonably determines that representation by counsel to the Indemnitor of both the Indemnitor and the Indemnitee may present such counsel with a conflict of interest, then such Indemnitee may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnitor will, subject to the provisions of this
Article 8, pay the reasonable fees and disbursements of such counsel. If the Indemnitor does not elect to defend such third party claim or does not defend such third party claim in good faith, the Indemnitee shall have the right, in addition to any other right or remedy it may have hereunder, at the Indemnitor's expense, to defend such third party claim; provided, however, that such Indemnitee's defense of or its participation in the defense of any such third party claim shall not in any way diminish or lessen the indemnification obligations of the Indemnitor under this Article 8. If the Indemnitor shall assume the defense of a third party claim, it shall not settle such claim without the prior written consent of the Indemnitee (i) unless such settlement includes as an unconditional term thereof the giving by the claimant of a release of the Indemnitee from all Liability with respect to such claim or (ii) if such settlement involves the imposition of equitable remedies or the imposition of any obligations on such Indemnitee other than financial obligations for which such Indemnitee will be indemnified hereunder. If the Indemnitee is defending a third party claim it will not settle such claim without prior written consent of the Indemnitor, which will not be unreasonably withheld or delayed.

     8.7 Third Party Beneficiaries.

     (a) Each of the Purchaser Indemnified Parties and the Company Indemnified Parties shall be third party beneficiaries, and entitled to enforce the provisions of, this Article 8.

     Article 9. Definitions.

     Unless otherwise stated in this Agreement, the following capitalized terms have the following meanings:

          Accounting Firm Determination has the meaning set forth in Section 2.2 of the Gannett Purchase Agreement.

          Action means any action, suit, claim, arbitration, or proceeding or investigation (of which the Company has knowledge) commenced by or pending before any Governmental Authority.

          Actual Net Financial Assets has the meaning set forth in Section 2.3.

          Adjustment has the meaning set forth in Section 2.3 hereof.

          Adjustment Escrow has the meaning set forth in Section 2.2(ii) hereof.

          Adjustment  Escrow  Agent has the  meaning  set forth in  Section  2.3 hereof.

          Adjustment Escrow Agreement has the meaning set forth in Section 2.3 hereof.

          Adjustment Agreement has the meaning set forth in Section 2.3 hereof.

          Affiliate means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person.

          Agreement or this Agreement means this Purchase Agreement dated as of the date first above written (including the Exhibits hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions of Section 10.8 hereof.

          Allocation has the meaning set forth in Section 2.5 hereof.

          Assets has the meaning set forth in Section 1.1 hereof.

          Assumed Liabilities has the meaning set forth in Section 1.3 hereof.

          Audited Financial Statements has the meaning set forth in Section 3.5 hereof.

          Beneficiary has the meaning set forth in Section 5.2 hereof.

          Bill of Sale, Assignment and Assumption Agreement has the meaning set forth in Section 1.7 hereof.

          Business means all of the Company's business, operations and activities of television broadcast station WOKR-TV, Channel 13, Rochester, New York, acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement.

          Business Employees means all current, former and inactive employees of the Business. For the avoidance of doubt, Corporate Office Employees will not be considered Business Employees.

          Business Day means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

          Call Letters has the meaning set forth in Section 3.16 hereof.

          CERCLA means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          Claims and Damages means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person (including, without limitation, Governmental Authorities), and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs (including, without limitation, costs incurred in enforcing the applicable indemnity), of every kind and description, contingent or otherwise, incurred by or awarded against a party, provided that "Claims and Damages" shall not include any indirect, consequential, incidental, exemplary or punitive damages or other special damages or lost profits (except to the extent payable to a third party as a result of a third party claim).

          Closing has the meaning set forth in Section 1.6 hereof.

          Closing Date has the meaning set forth in Section 1.6 hereof.

          Closing Statement has the meaning set forth in Section 2.2 hereof.

          Code means the Internal Revenue Code of 1986, as amended.

          Communications Act means the Communications Act of 1934, as amended.

          Company has the meaning specified in the introductory paragraph to this Agreement.

          Company  Indemnified  Parties  shall  have the  meaning  set  forth in
     Section 8.2.

          Continuation Coverage has the meaning set forth in Section 5.2 hereof.

          Control (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or to cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          Corporate Office Employees has the meaning set forth in Section 5.2.

          Corporate Office Lease means the Lease dated as of February 16, 1989 between the Company and One City Center Associates, and all addenda and amendments thereto and memoranda relating thereto.

          Defined Contribution Plan has the meaning set forth in Section 5.2 hereof.

          Disclosure Schedule means the Disclosure Schedule, dated as of the date hereof, delivered to Purchaser by the Company in connection with this Agreement.

          Employee Benefit Plans means all "employee benefit plans" within the meaning of Section 3(3) of ERISA, all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other employee benefit plans, programs, policies or arrangements, employment agreements, severance agreements, severance pay policies, plant closing benefits, executive compensation arrangements, sick leave, vacation pay, salary continuation for disability, consulting, or other compensation arrangements, worker's compensation, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, employee discounts, employee loans, employee banking privileges, any plans subject to Section 125 of the Code, and any plans providing benefits or payments in the event of a change of control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof, in each case with respect to any present or former employees, directors, or agents and without regard to whether the plan or arrangement was previously terminated (if potential liabilities remain) or compensation agreements, in each case for the benefit of, or relating to, any current employee or former employee of the Business.

          Encumbrance means any security interest, pledge, mortgage, lien (including, without limitation, tax liens), charge, encumbrance, easement, adverse claim, preferential arrangement, restriction or defect in title.

          Environmental Claims means any and all actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law, any Environmental Permit, Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation (a) by
     Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Person for damages, contributions, indemnification, cost recovery, compensation or injunctive relief.

          Environmental Law means any Law relating to the environment, health, safety or Hazardous Materials, in force and effect on the date hereof or, in the case of the Company's certificate to be delivered in accordance with the provisions of Section 6.3 hereof, on the Closing Date (exclusive of any amendments or changes to such Law or any regulations promulgated thereunder or orders, decrees or judgments issued pursuant thereto which are enacted, promulgated or issued after the date hereof, or in the case of such certificate, on or after the Closing Date), including but not limited to CERCLA; the Resource Conservation and Recovery Act of 1986 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss.6901 et seq.; the Clean Water Act, 33 U.S.C. ss.ss.1251 et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss.2601 et seq.; the Clean Air Act of 1966, as amended, 42 U.S.C. ss.ss.7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss.300f et seq.; the Atomic Energy Act, 42 U.S.C. ss.ss.2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss.136 et seq.; and the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss.1101 et seq.

          Environmental Permits means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

          Equipment means all of the tangible personal property, machinery, equipment, vehicles, rolling stock, furniture, and fixtures of every kind and description in which the Company has an interest or which the Company acquires from Gannett pursuant to the Gannett Purchase Agreement by ownership or lease, and used or useful in connection with the Business, together with any replacements thereof or additions thereto, made in the ordinary course of business between the date of the Gannett Purchase Agreement and the Closing Date.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended.

          Estimated Net Financial Assets has the meaning set forth in Section 2.2(b).

          Excluded Assets has the meaning set forth in Section 1.2 hereof.

          Excluded Names has the meaning set forth in Section 5.11 hereof.

          FCC means the Federal Communications Commission.

          FCC Consent means a public notice of the FCC, or of the Chief, Mass Media Bureau or Video Services Division, acting under delegated authority, consenting to the assignment of the FCC Licenses to Purchaser.

          FCC Licenses means all licenses, permits and other authorizations issued by the FCC to the Company used for or in connection with the Station, and all applications therefor, together with any renewals, extensions or modifications thereof and additions thereto between the date of the Gannett Purchase Agreement and the Closing.

          Final Order means the FCC Consent as to which the time for filing a request for administrative or judicial review, or for instituting administrative review sua sponte, shall have expired without any such filing having been made or notice of such review having been issued; or, in the event of such filing or review sua sponte, as to which such filing or review shall have been disposed of favorably to the grantee and the time for seeking further relief with respect thereto shall have expired without any request for such further relief having been filed.

          Financial Statements has the meaning set forth in Section 3.5 hereof.

          GAAP means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

          Gannett Corporate Office means the corporate office of Gannett located at One City Center, Portland, Maine, that provides certain support to Gannett and its business.

          Gannett FCC Licenses means all licenses, permits and other authorizations issued by the FCC to Gannett used for or in connection with the Gannett Television Stations and all applications therefor, together with any renewals, extensions, or modifications thereof and additions thereto between the date of the Gannett Purchase Agreement and the Closing.

          Gannett Maine Media Business means the newspaper publishing business which publishes the Portland Press Herald and Maine Sunday Telegram, the Kennebec Journal and the Central Maine Morning Sentinel, and certain related businesses in Maine (including, without limitation, the "New Media Development Group," an Internet-based media business; "Voice Information Services," a telephone information and marketing service; "Guy Gannett Direct," a direct marketing operation; a telephone directory business; an integrated marketing group; and the Coastal Journal, a controlled circulation weekly), and all assets, liabilities, operations and activities of, and all rights of, the Company in the operations of such businesses that are to be contributed to, or assumed by, Newco, all as more particularly described in the Contribution Agreement. Notwithstanding anything to the contrary in this Agreement, the Maine Media Business does not include the WGME-TV television broadcasting station licensed to Portland, Maine ("WGME") or rights to WGME's news and information content provided via online or audiotext applications of the New Media Development Group or Voice

     Information Services.

          Gannett Purchase Agreement shall have the meaning set forth in the Recitals.

          Gannett Television Stations means the following television broadcasting station properties of the Company: WOKR TV, Rochester, New York; WICS TV, Springfield, Illinois; WICD TV, Champaign, Illinois; WGGB TV, Springfield, Massachusetts; WGME TV, Portland, Maine, KGAN TV, Cedar Rapids, Iowa; and WTWC TV, Portland, Maine; KGAN TV, Cedar Rapids, Iowa; and WTWC TV, Tallahassee, Florida.

          Governmental Authority means any United States federal, state or local government or any foreign government, any governmental, regulatory, legislative, executive or administrative authority, agency or commission or any court, tribunal, or judicial body.

          Governmental Order means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority. Governmental Orders shall not include Permits.

          Hazardous Materials means wastes, substances, materials (whether solids, liquids or gases), petroleum and petroleum products, byproducts or breakdown products, radioactive materials, and any other chemicals that are deemed hazardous, toxic, pollutants or contaminants, or substances designated, classified or regulated as being "hazardous" or "toxic," or words of similar import, under any Environmental Law.

          HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          Indebtedness means obligations with regard to borrowed money and shall expressly not include either accounts payable or accrued liabilities that are incurred in the ordinary course of business or obligations under operating leases regardless of how such leases may be classified or accounted for on financial statements.

          Indemnitee has the meaning set forth in Section 8.5 hereof.

          Indemnitor has the meaning set forth in Section 8.5 hereof.

          Initial  Transfer  Amount has the  meaning  set forth in  Section  5.2 hereof.

          Initial Transfer Date has the meaning set forth in Section 5.2 hereof.

          Intellectual Property means all patents, trademarks, trade names, service marks, copyrights and other similar intangible assets, and applications, registrations, extensions and renewals for any of the foregoing, and other intellectual property owned, leased or used by the Company in the operation of the Station or acquired by the Company from Gannett under the Gannett Purchase Agreement and used in the Business, including, without limitation, Call Letters, computer software and programs, of the Company used in the Business or acquired by the Company from Gannett under the Gannett Purchase

     Agreement and used in the Business, whether owned or used by, or licensed to, the Company or acquired by the Company from Gannett under the Gannett Purchase Agreement.

          Knowledge with respect to the Company means the actual knowledge of the officers and employees of the Company regarding information relating to the Station disclosed by Gannett to the Company in the Gannett Purchase Agreement or any Schedule, Exhibit or documents delivered to the Company in connection therewith.

          Law means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order or other requirement or rule of law including, without limitation zoning laws and housing, building, safety or fire ordinances or codes.

          Leased Property means all real property of every kind and description leased by the Company or rights to such leases or leased property acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement and used in connection with the Business, together (to the extent leased by the Company or obtained from Gannett pursuant to the Gannett Purchase Agreement) with all buildings and other structures, towers, antennae, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing, including, without limitation, the leased property referred to in Section 1.1(c) of the Disclosure Schedule.

          Liabilities  means  as  to  any  Person  all  debts,  adverse  claims, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, known or unknown, including, without limitation, those arising under any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, writ, stipulation or other governmental requirement (including, without limitation, any environmental law), action, suit, arbitration, proceeding or investigation or governmental permit, license, authorization, certificate or approval and those arising under any contract, agreement, arrangement, commitment or undertaking.

          Material Adverse Effect means any circumstance, change in, or effect on the Company that has a material adverse effect on the business, results of operations or financial condition of the Station; provided, however, that Material Adverse Effect shall not include adverse effects resulting from (or, in the case of effects that have not yet occurred, reasonably likely to result from) (i) general economic or industry conditions that have a similar effect on other participants in the industry, (ii) regional economic or industry conditions that have a similar effect on other participants in the industry in such region, (iii) the failure of Purchaser to give any requested consent pursuant to Section 5.1(a) or (iv) any act of Purchaser.

          Material Contracts means the written agreements (including, without limitation, amendments thereto), contracts, policies, plans, mortgages, understandings, arrangements or commitments relating to the Business, to which Gannett is a party or by which its assets are bound as described below:

               (i) any agreement or contract providing for payments to any Person in excess of $50,000 per year or $250,000 in the aggregate over the five-year period commencing on the date hereof;

               (ii) all time brokerage agreements and affiliation agreements with television networks;

               (iii) any license or contract pursuant to which Gannett is authorized to broadcast film or taped programming supplied by others in excess of $10,000 or having a term of more than one year;

               (iv) any employment agreement, consulting agreement or similar contract providing for payments to any individual in excess of $50,000 per year or $100,000 in the aggregate over the five-year period commencing on the date hereof;

               (v) any retention or severance agreement or contract with respect to any Person who is to be employed by Purchaser following the Closing;

               (vi)  all  collective   bargaining   agreements  or  other  union
          contracts;

               (vii) (A) any lease of Real Property or (B) any lease of Equipment or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by the Company from another Person providing for payments to another Person in excess of $25,000 per year or $75,000 in the aggregate over the five-year period commencing on the date hereof;

               (viii) any lease of Equipment or Real Property or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by Gannett to another Person providing for payments to Gannett in excess of $20,000 per year or $50,000 in the aggregate over the five-year period commencing on the date hereof;

               (ix) any joint venture, partnership or similar agreement or contract;

               (x) any agreement or contract under which Gannett has loaned any money in excess of $1,000,000 or issued or received any note, bond, indenture or other evidence of indebtedness in excess of $1,000,000 or directly or indirectly guaranteed indebtedness, liabilities or obligations of others in an amount in excess of $1,000,000;

               (xi) any covenant not to compete or contract or agreement, understanding, arrangement or any restriction whatsoever limiting in any respect the ability of the Company to compete in any line of business or with any Person or in any area; and

               (xii) any agreement or contract between the Company and any officer, director, stockholder or employee of the Business or any of their family members providing for payments in excess of $5,000 (other than agreements covered in clause (iv) (or that would have been covered in clause (iv) but for the monetary limits thereunder) or agreements or contracts containing terms substantially similar to terms available to employees generally).

     Material Contracts shall not include any and all (w) contracts, purchase orders, purchase commitments, leases and agreements entered into in the ordinary course of business and relating to the Company (other than those described in clauses (v), (vii), (viii) or (ix) above) that (A) are terminable at will without payment of premium or penalty by the Company or
     (B) are terminable on not more than 60 days' written notice without payment of premium or penalty and do not involve the obligation of the Company to make payments in excess of $10,000 during the 60-day period commencing on the Closing; (x) contracts with respect to time sales (or other promotion or sponsorship sales) to advertisers or advertising agencies (including, without limitation, "trade" or "barter" agreements), sales agency or advertising representation contracts, and barter obligations or commitments to suppliers of programming; and (y) contracts with respect to the sale of production time and/or production services relating to advertising or with respect to other services.

          Net Financial Assets means the result of (i) the aggregate amount of current assets of the Business to be assigned to Purchaser under this Agreement, excluding for purposes of this calculation, the current portion of program rights, less (ii) the aggregate amount of current liabilities of the Business to be assumed by Purchaser under this Agreement, excluding for purposes of this calculation the current portion of program obligations, less (iii) the aggregate amount of the Company's liability for supplemental retirement and deferred compensation under the Employee Benefit Plans relating to the Business Employees set forth in Section 9 of the Disclosure Schedule to the extent not paid by Gannett prior to the Closing and excluding the current portion of such liability, if any, to the extent such portion is included as a current liability in clause (ii), in each case as of the relevant date of calculation and calculated (except as otherwise provided in Section 9 of the Disclosure Schedule) in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 27, 1997 referred to in Section 3.5 of the Gannett Purchase Agreement. Net Financial Assets expressly shall not include television program and film contract rights of the Business as either assets or liabilities; provided, however, that notwithstanding any prior practice or lack thereof relating thereto, the programming downpayments related to certain television programs made in advance of customary payment terms under television program rights contracts shall be expressly included in prepaid assets to the extent not amortized as of the relevant date of calculation as more fully described in the example set forth in Section 9 of the Disclosure Schedule of the Gannett Purchase Agreement. Without limiting the generality of the foregoing and subject to the immediately preceding sentence, for purposes of determining the amount of Net Financial Assets, all revenues and all expenses arising from the operation of the Station, including, without limitation, tower rental, business and license fees, utility charges, real and personal property taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges, Taxes (except for taxes arising from the transfer of the Assets under this Agreement), employee compensation, including wages, salaries, commissions, music license fees and similar prepaid and deferred items, shall be prorated as of the relevant date of calculation in accordance with GAAP.

          Net Proceeds has the meaning set forth in Section 8.4 hereof.

          Notice of Claim has the meaning set forth in Section 8.5 hereof.

          Permits has the meaning set forth in Section 3.11 hereof.

          Permitted Exceptions means each of the following:

               (i) mortgages, security interests or other Encumbrances described in Section 4.10 of the Disclosure Schedule;

               (ii) liens for taxes, assessments and governmental charges or levies not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings;

               (iii)  Encumbrances   imposed  by  law,  such  as  materialmen's,
          mechanics', carriers', workmen's and repairmen's liens and other similar liens, arising in the ordinary course of business;

               (iv) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations;

               (v) survey exceptions, rights of way, easements, reciprocal easement agreements and other Encumbrances on title to real property shown in the title insurance commitment dated May 21, 1998 (for the property referred to as parcels 90 and 91 in Section 1.1(d) of the Disclosure Schedule) or that do not, individually or in the aggregate, materially adversely affect the use of such property in the conduct of the Company's business as it is being conducted prior to the Closing;

               (vi) zoning laws and other land use restrictions that do not in any material respect (a) detract from or impair the value or the use of the property subject thereto, or (b) impair the operation of the Station as it is being conducted prior to the Closing in accordance with the provisions of the Gannett Purchase Agreement;

               (vii) security interests in favor of suppliers of goods for which payment has not been made in the ordinary course of business consistent with past practice;

               (viii) Encumbrances on the interests of the lessors of properties used by the Station in which the Company or Gannett holds a leasehold interest; and

               (ix) any and all other Encumbrances that do not materially detract from or materially impair the value or the use of the property subject thereto for the purposes currently utilized in the operation of the Station.

          Person means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          Post-Closing Agreements means those covenants and agreements required by this Agreement to be performed after the Closing.

          Program Contracts has the meaning set forth in Section 1.1 hereof.

          Proposed  NFA  Adjustment  has the  meaning  set forth in Section  2.2 hereof.

          Purchaser has the meaning specified in the introductory paragraph to this Agreement.

          Purchaser Indemnified Parties has the meaning set forth in Section 8.1 hereof.

          Purchase Price has the meaning set forth in Section 2.2.

          Purchaser  Savings  Plan has the  meaning  set  forth in  Section  5.2 hereof.

          Real Property means all real property of every kind and description and related mineral rights owned by the Company or acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement and used in connection with the Business, together with all buildings and other structures, towers, antennae, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or acquired by the Company from Gannett pursuant to the Gannett Purchase Agreement attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing, including, without limitation, the owned property set forth in
     Section 1.1(d) of the Disclosure Schedule.

          Regulations  means  the  Treasury  Regulations   (including  Temporary
     Regulations)  promulgated by the United States  Department of Treasury with respect to the Code or other federal tax statutes.

          Reimbursements has the meaning set forth in Section 8.4 hereof.

          Release means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the environment.

          Resolution has the meaning set forth in Section 2.3(a) hereof.

          Security Escrow has the meaning set forth in Section 2.4 hereof.

          Security Escrow Agent has the meaning set forth in Section 2.4 hereof.

          Security Escrow Agreement has the meaning set forth in Section 2.4 hereof.

          Station shall have the meaning set forth in the Recitals.

          Subsidiary of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is owned by such Person directly or indirectly, through Subsidiaries and (ii) any partnership, limited partnership, limited liability company, associates, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest.

          Survival Date shall have the meaning set forth in Section 10.12.

          Tax or Taxes means any and all taxes, fees, withholdings, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes, license, registration and documentation fees, and customs duties, tariffs and similar charges.

          Tax Benefit has the meaning set forth in Section 8.4 hereof.

          Tax Return means any report, return, document, declaration or other information or filing required to be supplied to any Tax authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

          Termination Date has the meaning set forth in Section 10.1 hereof.

          True-Up Amount has the meaning set forth in Section 5.2 hereof.

          True-Up Date has the meaning set forth in Section 5.2 hereof.

          Trust has the meaning set forth in Section 5.2 hereof.

          Unaudited  Financial  Statements  has the meaning set forth in Section
     3.5 hereof.

          WOKR Dispute has the meaning set forth in Section 2.3(a).

          WOKR Severance Payment has the meaning set forth in Section 5.8(a).

          WOKR  Scheduled  Severance  Agreement  has the  meaning  set  forth in
     Section 5.8(a).

          Article 10. Miscellaneous Provisions.

          10.1 Termination Rights. (a) Grounds for Termination. This Agreement may be terminated:

               (i) by mutual consent of the parties;

               (ii) by either the Company or Purchaser, provided such party is not then in material default hereunder, upon written notice to the other party, if the Closing hereunder has not occurred on or before September 4, 1999 (the "Termination Date"), provided that if the FCC Consent is obtained during the 15 days prior to September 4, 1999, the Termination Date will not occur until the 15th day after receipt of the FCC Consent, provided further that if either or both of the Company and Purchaser shall have postponed the Closing Date pursuant to Section 6.11 hereof, the Termination Date will occur no earlier than the end of the period of such postponement, and provided further that if the Closing hereunder has not occurred on or before September 4, 1999 due to a publicly announced federal governmental shutdown affecting, or any other publicly announced freeze on the processing of applications to transfer station licenses by, the FCC (collectively, a "FCC Shutdown"), the Termination Date will be extended by a period of time equal to the duration of the FCC Shutdown, but in no event shall the Termination Date be extended to a date any later than the earlier of (x) 60 days after the end of the FCC Shutdown or (y) December 4, 1999.

               (iii) by either the Company or Purchaser,  upon written notice to the other party, if any Governmental Authority shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the Closing hereunder or the closing under the Gannett Purchase Agreement and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable, provided that this clause (iii) will not be applicable to actions of the FCC subject to clause (iv) below;

               (iv) by either the Company or Purchaser, upon written notice to the other party, if (i) the FCC, or the Chief, Mass Media Bureau of the FCC, acting under delegated authority, shall have denied the application for assignment of the Gannett FCC Licenses to the Company,
          (ii) the FCC, or the Chief, Mass Media Bureau of the FCC, acting under delegated authority, shall have denied the application for assignment of the FCC Licenses to Purchaser, (iii) the parties' request for administrative or judicial review, or the FCC's administrative review sua sponte, shall not have been disposed of favorably to the parties and (iv) the parties have no further relief available to them;

               (v) by Purchaser, by written notice to the Company, if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that the condition precedent set forth in Section 6.1 or 6.2 hereof would not be satisfied, which breach has not been cured within 20 Business Days following receipt by the breaching party of written notice of such breach; or

               (vi) by the Company by written notice to Purchaser if there has been a material breach by Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement such that the condition precedent set forth in Section 7.1 or 7.2 hereof would not be satisfied, which breach has not been cured within 20 Business Days following receipt by the breaching party of written notice of such breach;

               (vii) by Purchaser by written notice to the Company, if the FCC has revoked the Company's or Gannett's FCC License for the Station; or

               (viii) automatically without further action by the parties upon the termination of the Gannett Purchase Agreement in accordance with its terms.

     (b) Post-Termination Liability. If this Agreement is terminated pursuant to Subsection 10.1(a)(i), (ii), (iii), (iv), (v), (vii) or (viii) hereof, Purchaser shall receive the immediate return of the Escrow Deposit, and this Agreement shall thereupon become void and of no further effect whatsoever, and the parties shall be released and discharged of all obligations under this Agreement, except
(i) to the extent of a party's liability for willful material breaches of this Agreement prior to the time of such termination, and (ii) the obligations of each party for its own expenses incurred in connection with the transactions contemplated by this Agreement as provided herein.

     (c) If this Agreement is terminated pursuant to Subsection 10.1(a)(vi) hereof, the Company's sole and exclusive remedy under this Agreement shall be to receive, and the Purchaser shall pay to the Company, the Escrow Deposit (without setoff deduction or counterclaim) as liquidated damages, and upon such payment, Purchaser shall be discharged from all further liability under this Agreement.

     10.2 Litigation Costs. If any litigation with respect to the obligations of the parties under this Agreement results in a final nonappealable order of a court of competent jurisdiction that results in a final disposition of such litigation, the prevailing party, as determined by the court ordering such disposition, shall be entitled to reasonable attorneys' fees as shall be determined by such court. Contingent or other percentage compensation arrangements shall not be considered reasonable attorneys' fees.

     10.3 Expenses. Except as otherwise specifically provided in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred, provided that the Company and Purchaser shall each be responsible and pay 50% of the HSR Act filing fee and the filing fees payable to the FCC in connection with the filing of the application for assignment of the FCC Licenses.

     10.4 Notices. Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section 10.4.

     If to Purchaser:

                 The Ackerley Group, Inc.
                 1301 Fifth Avenue, Suite 4000
                 Seattle, Washington 98101
                 Attn:  Denis M. Curley,

                        Co-President and CFO
                 Fax:   (206) 623-7853

     with a copy to:

                 Rubin, Winston, Diercks, Harris & Cooke, L.L.P.
                 1333 New Hampshire Avenue, N.W., 10th Floor

                 Washington, D.C. 20036
                 Attn:  Eric M. Rubin, Esquire
                 Fax:   (202) 429-0657

     If to Company:

                  Sinclair Communications, Inc.
                  2000 West 41st Street
                  Baltimore, Maryland  21211-1420
                  Attn:  President
                  Fax:   (410) 467-5043

     with copy to:

                  Sinclair Communications, Inc.
                  2000 West 41st Street
                  Baltimore, Maryland  21211-1420
                  Attn:  General Counsel
                  Fax:   (410) 662-4707

     and

                  Thomas & Libowitz, P.A.
                  100 Light Street, Suite 1100
                  Baltimore, Maryland  21202-1053
                  Attn:  Steven A. Thomas, Esquire
                  Fax:  (410) 752-2046

     Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

     10.5 Benefit and Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as provided in Section 8.7, there shall be no assignment of any interest under this Agreement by any party except that Purchaser may assign its rights hereunder to any wholly owned subsidiary of Purchaser; provided, however, that no such assignment shall relieve the assignor of its obligations under this Agreement. Except as expressly otherwise provided in Article 8 hereof, nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     10.6 Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered by any other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of any other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

     10.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     10.8 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the Company and Purchaser or (b) by a waiver in accordance with Section 10.6 hereof.

     10.9 Effect and Construction of this Agreement. This Agreement embodies the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings, whether written or oral, relating to matters provided for herein. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual agreement, and this Agreement shall not be deemed to have been prepared by any single party hereto. Disclosure of any fact or item in the Disclosure Schedule referenced by a particular paragraph or section in this Agreement shall, should the existence of the fact or item or its contents be relevant to any other paragraph or section, be deemed to be disclosed with respect to that other paragraph or section whether or not a specific cross reference appears, if the disclosure in respect of the one paragraph or section is reasonably sufficient to inform the reader of the information required to be disclosed in respect such other paragraph or section. Disclosure of any fact or item in the Disclosure Schedule shall not necessarily mean that such item or fact, individually or in the aggregate, is material to the business, results of operations or financial condition of the Station. Time shall be of the essence in enforcing and applying the covenants and conditions set forth in this Agreement. The headings of the sections and subsections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     10.10 Transfer and Conveyance Taxes. Purchaser and the Company shall each be liable for and shall pay one-half of all applicable sales, transfer, recording, deed, stamp and other similar non-income taxes, imposed in connection with transfers and conveyances of the Assets, including, without limitation, any real property transfer or gains taxes (if any), resulting from the consummation of the transactions contemplated by this Agreement.

     10.11 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in any state or federal court having jurisdiction thereover.

     10.12 Survival of Representations, Warranties and Covenants. The respective representations and warranties of the Company and Purchaser contained herein or in any certificate and any and all covenants and agreements herein or therein (other than those covenants and agreements required by this Agreement to be performed after the Closing) shall expire with, and be terminated and extinguished one (1) calendar year after the Closing Date (the "Survival Date"); ; provided, however, that unless Purchaser shall notify the Company of any Claim or Damages ten (10) days prior to the Survival Date, the Company shall have no obligation to indemnify Purchaser hereunder.

     Article 11. No Personal Liability for Representatives, Stockholders, Directors or Officers. Purchaser understands, acknowledges and agrees that the directors and officers and consultants of the Company and Gannett and the trustees under the Employee Benefit Plans have performed, or may perform, certain acts required or permitted under this Agreement on behalf of the Company or Gannett to facilitate the transactions among the parties to this Agreement contemplated herein. Notwithstanding anything to the contrary contained herein, no stockholder, director or officer of the Company, any such consultant, or any such trustee (or any Affiliate of the foregoing) shall, under any circumstances, have, and the Purchaser hereby absolves all such Persons from, any personal liability to the Purchaser (and each of their its Affiliates) for such acts to the extent deemed to be actions by or on behalf of the Company.

                     [REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          SINCLAIR COMMUNICATIONS, INC.

                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________

                                          THE ACKERLEY GROUP, INC.

                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________

                                                                    Exhibit A to
                                                              Purchase Agreement

                                                              ------------------

                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

                -------------------------------------------------

     THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") made as of _______________, 1998, by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Purchaser"), and SINCLAIR COMMUNICATIONS, INC., a Maryland corporation ("the Company").

     WHEREAS, the Company and Purchaser are parties to an Asset Purchase Agreement, dated as of September 25, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to sell, assign, transfer and deliver to Purchaser all of the Company's right, title and interest in and to all of the real, personal or mixed properties, assets and other rights, both tangible and intangible (other than the Excluded Assets as defined in the Purchase Agreement), owned or leased by, or licensed to or used or useful by, the Company on the Closing Date (as defined in the Purchase Agreement) in connection with the Company's broadcast television station WOKR-TV, Channel 13, Rochester, New York (the "Station"), including all business, operations and activities of the Station (as defined in the Purchase Agreement) (collectively, the "Assets" and the "Business," respectively), and Purchaser has agreed to purchase, acquire, accept and pay for the Assets and assume and agree to perform and fully discharge when due all Liabilities (as defined in the Purchase Agreement) and obligations of the Company related to or arising from or in connection with the Assets or the Business, other than Retained Liabilities (as defined in the Purchase Agreement) (collectively, the "Assumed Liabilities");

     WHEREAS, the parties wish to effect the sale, assignment, transfer and delivery of the Assets and assumption of the Assumed Liabilities by entering into this Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. ASSIGNMENT OF ASSETS. The Company hereby sells, conveys, assigns, transfers and delivers to Purchaser, its successors and assigns, forever, all of the Company's right, title and interest in and to all of the Assets. Without limiting the generality of the foregoing, the Company is not selling, conveying, assigning, transferring or delivering any of the Excluded Assets.

     2. ACCEPTANCE OF ASSIGNMENT; ASSUMPTION OF LIABILITIES.

          (a) Purchaser hereby purchases, acquires, accepts and agrees to pay for all of the Assets, and assumes and agrees to perform and fully discharge when due all Assumed Liabilities.

          (b) Purchaser is not assuming, nor shall Purchaser be deemed to have assumed, any Liability or obligation whatsoever, except as expressly provided for in this Agreement and the Purchase Agreement.

     3. PURCHASE AGREEMENT. The provisions of this Agreement are subject to the provisions of the Purchase Agreement. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence. This Agreement shall in no event enlarge, reduce or otherwise affect the rights, warranties or covenants of the parties as set forth in the Purchase Agreement. The Purchase Agreement shall survive the execution and delivery of this Agreement.

     4. COOPERATION. The parties shall, from time to time, execute, acknowledge, deliver and perform, or cause to be executed, acknowledged, delivered and performed, all such further instruments, acts, assignments, transfers, conveyances, powers of attorney and assurances as Purchaser may reasonably request to more effectively convey, transfer and vest in Purchaser, and to put Purchaser in possession and operating control of the Assets and the Business in accordance with the Purchase Agreement.

     5. BENEFIT AND ASSIGNMENT. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6. CONSTRUCTION OF THIS AGREEMENT. The headings of the sections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     7. AMENDMENT. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Company and Purchaser.

                     [REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                            THE ACKERLY GROUP, INC.

                   By:      ___________________________________
                            Name:

                            Title:

                            SINCLAIR COMMUNICATIONS, INC.

                   By:      ___________________________________
                            Name:

                            Title:

                                                                    Exhibit B to
                                                              Purchase Agreement

                                                              ------------------

                            DEPOSIT ESCROW AGREEMENT

                            ------------------------

     This Deposit Escrow Agreement (this "Deposit Agreement") is dated September 25, 1998, by and between Sinclair Communications, Inc., a Maryland corporation ("Seller"), The Ackerley Group, Inc., a Delaware corporation ("Purchaser"), and First Union National Bank, a national banking association ("Escrow Agent").

                                    RECITALS:

                                    --------

     WHEREAS, Purchaser has entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of September 25, 1998 with the Seller to purchase substantially all of the Assets (as defined in the Purchase Agreement) of television broadcast station WOKR-TV, Channel 13, Rochester, New York; and

     WHEREAS, pursuant to Section 2.4 of the Purchase Agreement, Seller and Purchaser wish to establish an escrow account with a portion of the Purchase Price to secure the obligations of the Purchaser under the Purchase Agreement; and

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                                   -----------

     1.1. TERMS. Unless otherwise defined herein, capitalized terms used in this Deposit Agreement have the definitions set forth in the Purchase Agreement.

                                   ARTICLE II
                                    THE FUND

                                    --------

     2.1. DELIVERY. Simultaneously with the execution hereof, the Purchaser is depositing by wire transfer of immediately available funds Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) with the Escrow Agent which represents the deposit in accordance with Section 2.4 of the Agreement. The said $12,500,000.00 is to be held by the Escrow Agent pursuant to the terms of this Deposit Agreement.

     2.2. RECEIPT. The Escrow Agent hereby acknowledges receipt of $12,500,000.00 from the Purchaser and agrees to hold and disburse said amount (the "Fund") and any interest and other income thereon (collectively with the Fund, the "Escrowed Funds") in accordance with the terms and conditions of this Deposit Agreement and for the uses and purposes stated herein. If the Escrow Agent does not receive a Purchaser's Notice pursuant to Section 3.2(b) hereof, or a Seller's Notice pursuant to Section 3.2(a) hereof, it shall deliver the Escrowed Funds at the Closing to be dealt with in accordance with Section 3.1 of this Agreement.

     2.3. INVESTMENT. Escrow Agent shall, pending the disbursement of the Escrowed Funds pursuant to this Deposit Agreement, invest the Escrowed Funds in accordance with the Purchaser's instructions from time to time in:

          (a) certificates of deposit or interest bearing savings accounts (the terms of which have no restrictions as to the date of withdrawal) in a federally insured banking or thrift institution (including, without limitation, Escrow Agent or any affiliate), but only if, at the time of Escrow Agent's investment therein, either (i) the commercial paper of such institution is rated A-1 or A-1+ by Standard & Poor's or P-1 by Moody's; or (ii) such deposits are fully insured by the FDIC;

          (b) commercial paper having, at the time of Escrow Agent's investment, a rating of A-1 or A-1+ by Standard & Poor's or P-1 by Moody's;

          (c) any money market fund which is both (i) issued by an investment company registered under the Investment Company Act of 1940, and (ii) rated not lower than the highest rating category by Standard & Poor's or Moody's; and/or

          (d) securities issued or insured by the United States Government or an agency or instrumentality thereof with a remaining term to maturity of no more than one year.

                                   ARTICLE III
                     PROCEDURES FOR DISBURSEMENT OF THE FUND

                     ---------------------------------------

     The following procedures shall govern the distribution of the Escrowed Funds by the Escrow Agent, and Escrow Agent shall release the Escrowed Funds only in accordance with this Article III.

     3.1. PAYMENT OF ESCROWED FUNDS TO SELLERS AT CLOSING. At the Closing, and simultaneously with the performance of Purchaser and Seller of their respective obligations under the Purchase Agreement, Purchaser and Seller shall send to the Escrow Agent telecopied joint written instructions executed by Purchaser and Seller authorizing the Escrow Agent to deliver the Escrowed Funds, or any part thereof, to Seller as a credit against the Purchase Price payable under the Purchase Agreement by Purchaser in accordance with Section 2.5 thereof. The Escrow Agent shall promptly comply with such joint instructions.

     3.2. FAILURE TO CLOSE. At any time prior to the Closing, the following procedure shall apply:

          (a) Seller may deliver written notice to the Purchaser and the Escrow Agent that the Seller is entitled to the Fund (the "Seller's Notice") pursuant to the terms and conditions of the Agreement. The Seller's Notice shall specify the basis upon which the Seller claims entitlement to the Fund. If the Purchaser does not deliver to Seller and the Escrow Agent a written objection to the Seller's claim to entitlement to the Fund specifying the basis upon which it objects to the Seller's entitlement to the Fund within five (5) Business Days after delivery of the Seller's Notice, then the Escrow Agent shall deliver the Fund to Seller on the sixth Business Day after delivery of the Seller's Notice as liquidated damages as a consequence of Purchaser's default (which liquidated damages shall not constitute a penalty). If the Purchaser delivers to Seller and the Escrow Agent a written objection to Seller's claim to entitlement to the Fund within five (5) Business Days after delivery of the Seller's Notice, then the matter shall be resolved as provided in Section 3.3 hereof, and the Escrow Agent shall continue to hold the Escrowed Funds until it receives
     (i) a nonappealable court order from a court of competent jurisdiction directing disposition of such property, (ii) a signed arbitration award in accordance with Section 3.3(c), or (iii) appropriate written instructions signed by both Seller and Purchaser.

          (b) The Purchaser may deliver written notice to Seller and the Escrow Agent that the Purchaser is entitled to the Escrowed Funds or any portion thereof pursuant to the terms and conditions of the Purchase Agreement (the "Purchaser's Notice"). The Purchaser's Notice shall specify the basis upon which the Purchaser claims entitlement to the Escrowed Funds. If Seller does not deliver to the Purchaser and the Escrow Agent a written objection to the

     Purchaser's claim to entitlement to the Escrowed Funds specifying the basis upon which the Seller objects to the Purchaser's entitlement to the Escrowed Funds within five (5) Business Days after delivery of the Purchaser's Notice, then the Escrow Agent shall deliver the Escrowed Funds to the Purchaser on the sixth Business Day after delivery of the Purchaser's Notice. If Seller delivers to the Purchaser and the Escrow Agent a written objection to the Purchaser's claim to entitlement to the Escrowed Funds within five (5) Business Days after delivery of the Purchaser's Notice, then the matter shall be resolved as provided in
     Section 3.3 hereof, and the Escrow Agent shall continue to hold the Escrowed Funds until it receives (i) a nonappealable court order from a court of competent jurisdiction directing disposition of such property,
     (ii) a signed arbitration award in accordance with Section 3.3(c), or (iii) appropriate written instructions signed by both Seller and Purchaser.

          (c) In the event that the Escrow Agent receives both a Seller's Notice and a Purchaser's Notice prior to the first date that the Escrow Agent is obligated hereunder to deliver the Escrowed Funds to the Purchaser or the Fund to Seller pursuant to Section 3.2(a) or 3.2(b) hereof, then the Escrow Agent shall continue to hold the Escrowed Funds until it receives (i) a nonappealable court order from a court of competent jurisdiction directing disposition of such property, (ii) a signed arbitration award in accordance with Section 3.3(c), or, (iii) appropriate written instructions signed by both Seller and Purchaser.

     3.3. ARBITRATION OF DISPUTES.

          (a) Any dispute between the parties relating hereto shall first be negotiated by the parties, and if a mutually acceptable resolution does not result, shall be resolved by means of an arbitration to be held in Baltimore, Maryland, in accordance with the Commercial Arbitration

     Rules of the American Arbitration Association then in effect (the "Arbitration Rules"). In order to commence an arbitration, Purchaser or the Seller's Agents shall deliver to the Seller's Agents or Purchaser, as the case may be, a request for arbitration. Any such request shall include a reasonably detailed description of the facts forming the basis of such request and shall list the provisions of the Purchase Agreements that the party sending such request reasonably believes are implicated by such facts and the relief or remedy sought.

          (b) Any such arbitration shall be held before a panel of three arbitrators who shall be chosen by the American Arbitration Association in accordance with the Arbitration Rules.

          (c) The arbitrators shall make their award (which in all cases shall include a statement of the bases and reasons for such award) with respect to any particular request for arbitration within thirty (30) days from the date of closing of the oral hearings or, if oral hearings have been waived, within thirty (30) days from the date the final statements and proofs are transmitted to the arbitrators with respect to such request. Any such award shall be final and binding upon the parties and the Escrow Agent shall rely thereon.

          (d) The party or parties against whom the arbitration award is made shall bear all fees and expenses of the arbitrators. If the award does not favor one party in its entirety, the arbitrators shall have the authority to charge such costs against the parties in such proportions as they may determine. If no such determination is made, such costs shall be borne one-half by Purchaser and one-half by the Seller. All other expenses incurred by any party shall be borne by such party.

     3.4. TIME OF ESSENCE. The parties agree that time is of the essence with respect to all deliveries referred to in this Article III.

                                   ARTICLE IV
                                  ESCROW AGENT

                                  ------------

     4.1. APPOINTMENT. The Purchaser and Seller hereby appoint Escrow Agent to serve hereunder and the Escrow Agent hereby accepts such appointment and agrees to perform all duties which are expressly set forth in this Deposit Agreement.

     4.2. COMPENSATION. Escrow Agent shall be entitled to compensation for its services hereunder in accordance with Schedule A attached hereto, the payment of which shall be split equally by Seller and Purchaser.

     4.3. RESIGNATION. The Escrow Agent may resign at any time upon giving the other parties hereto thirty (30) days' prior written notice. In such event, the Escrow Agent shall deliver the Escrowed Funds and any and all documents relating thereto then in its possession to a successor Escrow Agent; the successor Escrow Agent shall be such person, firm or corporation as shall be mutually agreed upon by the Purchaser and Seller. Such resignation shall not be effective until a successor agrees to act hereunder; provided, however, that if no successor is appointed and acting hereunder within thirty (30) days after such notice is given, Escrow Agent may pay and deliver the Escrowed Funds into a court of competent jurisdiction and shall have no further responsibility hereunder.

                                    ARTICLE V
                 LIABILITIES AND INDEMNIFICATION OF ESCROW AGENT

                 -----------------------------------------------

     5.1. LIMITATIONS. Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed herein in carrying out or executing the purposes and intent of this Escrow Agreement; provided, however, that nothing herein contained shall relieve

Escrow Agent from liability arising out of its own willful misconduct or gross negligence. Escrow Agent's duties and obligations under this Escrow Agreement shall be entirely administrative and not discretionary. Escrow Agent shall not be liable to any party hereto or to any third party as a result of any action or omission taken or made by Escrow Agent in good faith. The parties to this Escrow Agreement shall at their joint expense (one-half by Purchaser and one-half by Seller) indemnify Escrow Agent, hold Escrow Agent harmless, and reimburse Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorneys' fees) Escrow Agent may suffer or incur by reason of its execution and performance of this Escrow Agreement. In the event any legal questions arise concerning Escrow Agent's duties and obligations hereunder, Escrow Agent may consult its counsel and rely without liability upon written opinions given to it by such counsel.

     Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, authorizations, or other paper or document which Escrow Agent, in good faith, believes to be genuine and what it purports to be.

     5.2. COLLATERAL AGREEMENTS. The Escrow Agent shall not be bound in any way by any contract or agreement between the other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

                                   ARTICLE VI

                                   TERMINATION

                                   -----------

     6.1. This Deposit Agreement shall be terminated (i) upon disbursement or release of the Escrowed Funds by the Escrow Agent in accordance with the terms hereof, (ii) by written mutual consent signed by Purchaser and Seller, or (iii) payment of the Escrowed Funds into a court of competent jurisdiction in accordance with Section 4.3 hereof. This Deposit Agreement shall not be otherwise terminated.

                                   ARTICLE VII
                                OTHER PROVISIONS

                                ----------------

     7.1. NOTICES. All notices, requests, consents, payments, demands, and other communications required or contemplated under this Deposit Agreement shall be in writing and (a) personally delivered or sent via telecopy (receipt confirmed and followed promptly by delivery of the original), or (b) sent by Federal Express or other reputable overnight delivery service (for next Business Day delivery), shipping prepaid, as follows:

                       (a) If to Seller to:

                           Mr. David D. Smith
                           President
                           Sinclair Communications, Inc.
                           2000 W. 41st Street
                           Baltimore, Maryland 21211-1420
                           Fax:             (410) 467-5043
                           Telephone:       (410) 467-4545

                           with a copy to:

                           Sinclair Communications, Inc.
                           2000 W. 41st Street
                           Baltimore, Maryland 21211-1420
                           Attn:  General Counsel
                           Fax:             (410) 662-4707
                           Telephone:       (410) 467-4545
                           and to:

                           Thomas & Libowitz, P.A.
                           100 Light Street, Suite 1100
                           Baltimore, Maryland 21202
                           Attn:  Steven A. Thomas, Esquire
                           Fax:             (410) 752-2046
                           Telephone:       (410) 752-4545

                       (b) If to Purchaser:

                           The Ackerley Group, Inc.
                           1301 Fifth Avenue, Suite 4000
                           Seattle, Washington 98101
                           Attn:  Denis Curley
                           Fax:             (206) 623-7853
                           Telephone:       (206) 624-2888

                           with a copy to:

                           Rubin, Winston, Diercks, Harris & Cooke
                           1333 New Hampshire Avenue, N.W., 10th Floor
                           Washington, D.C. 20036
                           Attn:  Eric Rubin, Esquire
                           Fax:             (202) 429-0657
                           Telephone:       (202) 861-0870

                  (c)      If to Escrow Agent:

                           First Union National Bank
                           800 East Main Street, Lower Mezzanine
                           Richmond, Virginia  23219
                           Attn:    Gregory N. Jordan
                           Fax:             (804) 343-6699
                           Telephone:       (804) 343-6058

To be effective hereunder, all notices to Escrow Agent from Purchaser must be accompanied by evidence that such notice has been delivered to Seller and all notices to Escrow Agent from Seller must be accompanied by evidence that such notice has been delivered to Purchaser and its counsel.

     7.2. BENEFIT AND ASSIGNMENT. The rights and obligations of each party under this Deposit Agreement may not be assigned without the prior written consent of all parties, except to the same extent assignment of the rights and obligations of the parties under the Purchase Agreement are permitted without consent of the other parties. This Deposit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.3. ENTIRE AGREEMENT; AMENDMENT. This Deposit Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof. This Deposit Agreement may be amended or modified only by written agreement, executed by the Seller and the Purchaser and, if the amendment in any way affects the compensation, duties and/or responsibilities of the Escrow Agent, by a duly authorized representative of the Escrow Agent. No waiver of any provision hereof or rights hereunder shall be binding upon a party unless evidenced by a writing signed by such party.

     7.4. HEADINGS. The headings of the sections and subsections of this Deposit Agreement are for ease of reference only and do not evidence the intentions of the parties.

     7.5. GOVERNING LAW. This Deposit Agreement shall be governed by, and construed according to, the laws of the State of Maryland.

     7.6. COUNTERPARTS. This Deposit Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall be deemed to be one and the same instrument.

     7.7. EARNINGS. All income and earnings upon the Fund or the Escrowed Funds shall be paid to the Purchaser. All income and earnings upon the Fund or the Escrowed Funds not distributed as of the end of any taxable period shall be deemed for tax reporting purposes to have accrued for the account of Purchaser.

                           [SIGNATURES ON NEXT PAGE--

                     REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of _______________, 1998.

 WITNESS/ATTEST:                            SELLER

                                            SINCLAIR COMMUNICATIONS, INC.

_____________________________               By:_________________________________
                                            Title:   ___________________________

                                            PURCHASER

                                            THE ACKERLEY GROUP, INC.

_____________________________               By:      ___________________________
                                            Title:   ___________________________


                                            ESCROW AGENT

                                            FIRST UNION NATIONAL BANK

_____________________________               By:      ___________________________
                                            Title:   ___________________________

                                                                    Exhibit C to
                                                              Purchase Agreement

                                                              ------------------

                           ADJUSTMENT ESCROW AGREEMENT

     This ADJUSTMENT ESCROW AGREEMENT (this "Agreement") made as of ____________________, 1998, by and among SINCLAIR COMMUNICATIONS, INC., a Maryland corporation (the "Company"), THE ACKERLEY GROUP, INC., a Delaware corporation ("Purchaser"), and ____________________, a __________________ bank, as Adjustment Escrow Agent (the "Adjustment Escrow Agent").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement dated as of September 25, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company shall sell, assign, transfer and deliver to Purchaser the assets and business of the Business (as defined in the Purchase Agreement), and Purchaser shall purchase and acquire such assets and business;

     WHEREAS, pursuant to Section 2.2(c)(ii) of the Purchase Agreement, Purchaser shall deliver to the Adjustment Escrow Agent on the Closing Date (as defined in the Purchase Agreement), the sum of (x) $1,209,600 plus (y) the Proposed Earnings Adjustment (as defined in the Purchase Agreement), if any, (the "Adjustment Escrow Amount");

     WHEREAS, as contemplated by the Purchase Agreement, the Adjustment Escrow Agent shall hold the Adjustment Escrow Amount in escrow until the Actual Net Financial Assets and the Earnings Adjustment (in each case as defined in the Purchase Agreement) are determined, following which the Adjustment Escrow Amount is to be distributed in accordance with the Section 2.3(c) of the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. Appointment of Adjustment Escrow Agent. The Company and Purchaser hereby appoint ___________________ [Bank] to act as Adjustment Escrow Agent hereunder, and ___________________ [Bank] hereby accepts such appointment and agrees to act as Adjustment Escrow Agent on the terms and conditions set forth hereinafter.

     2. Adjustment Escrow Amount. (a) On the Closing Date, Purchaser shall deliver to the Adjustment Escrow Agent by wire transfer of immediately available funds (to account number [______________] of the Adjustment Escrow Agent (the "Adjustment Escrow Account")) the Adjustment Escrow Amount, accompanied by written notice from Purchaser identifying such amount as an amount being delivered for deposit into the Adjustment Escrow Account. The Adjustment Escrow Agent shall acknowledge to Purchaser the Adjustment Escrow

Agent's receipt of said amount.

     (b) The Adjustment Escrow Amount, not including the interest and other investment income earned thereon, shall only serve to pay the amounts set forth in Section 4 hereof.

     (c) The Adjustment Escrow Agent shall hold the balance of the Adjustment Escrow Amount (the "Adjustment Escrowed Funds") in escrow and shall not withdraw the Adjustment Escrowed Funds from the Adjustment Escrow Account or use the Adjustment Escrowed Funds for any other purpose, except as provided in this Agreement.

     3. Investments of Adjustment Escrowed Funds. (a) The Adjustment Escrow Agent shall invest and reinvest the Adjustment Escrowed Funds from time to time, upon receipt of the written instructions thereto issued by the Company or the Fund Holder (as defined in Section 6 hereof), as the case may be, in:

          (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

          (ii) Negotiable  certificates of deposit of United States banks having
     (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

          (iii) Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

          (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

     (b) To the extent the Adjustment Escrow Agent invests any funds in the manner provided for in this Section 3 and in accordance with the written instructions from the Company or the Fund Holder, as the case may be, no party hereto shall be liable for any loss which may be incurred by reason of any such investment. No investment shall exceed the term of this Agreement.

     (c) The Adjustment Escrow Agent shall have the power to reduce, sell or liquidate the foregoing investments whenever it shall be required to release all or any portion of the Adjustment Escrowed Funds pursuant to Section 4 hereof.

     (d) The Adjustment Escrow Agent is authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

     (e) Any interest or other investment income earned for the period from the time that any portion of the Purchase Price is delivered to the Adjustment Escrow Agent pursuant to the Purchase Agreement until all amounts held in the Adjustment Escrow Account have been distributed in accordance with Section 4 hereof shall be paid to the Company or the Fund Holder, as the case may be, in addition to, and at the same time as, payment of the Adjustment Escrowed Funds; provided, however, that, to the extent that any portion of the Adjustment Escrowed Funds is paid to Purchaser pursuant to of Section 4 hereof, a pro rata portion of such interest or other investment income (determined on the basis of the relative portions of the Adjustment Escrowed Funds to be paid to Purchaser and the Company or the Fund Holder, as the case may be, respectively) shall be instead paid to Purchaser. Any such interest or other investment income shall be deemed not to constitute Adjustment Escrowed Funds.

     4. Adjustment Escrowed Funds. (a) As soon as practicable after the earlier of an Adjustment Agreement or an Accounting Firm Determination (but in any event within two Business Days after the Adjustment Agreement or the Accounting Firm Determination), (x) Purchaser and (y) the Company or the Fund Holder, as the case may be, shall give the Adjustment Escrow Agent joint written instructions (an "Instruction") to distribute amounts from the Adjustment Escrowed Funds and the interest and other investment income earned to the Company or the Fund Holder, as the case may be, and (if applicable) Purchaser respectively, in accordance with Sections 2.3(c) and 2.3(d) of the Purchase Agreement.

     (b) Each Instruction given by Purchaser and the Company or the Fund Holder, as the case may be, to the Adjustment Escrow Agent shall be signed by an authorized representative of Purchaser and the Company or the Fund Holder, as the case may be.

     (c) Promptly upon receipt of the Instruction from (x) Purchaser and (y) the Company or the Fund Holder, as the case may be, the Adjustment Escrow Agent shall distribute the Adjustment Escrowed Funds and the interest and other investment income earned in accordance with the Instruction.

     (d) The Adjustment Escrow Agent shall make no payment or delivery to Purchaser and/or the Company or the Fund Holder, as the case may be, except pursuant to (i) an Instruction signed by the authorized representatives of both Purchaser and the Company or the Fund Holder, as the case may be or (ii) a final nonappealable order, judgment, writ, decree of any Federal or State court of competent jurisdiction.

     (e) All payments to be made pursuant to this Section 4 shall be made by wire transfer in immediately available funds to the Person or Persons entitled thereto.

     5. Purchase Agreement. The provisions of this Agreement are subject to the provisions of the Purchase Agreement, including, without limitation, Article 2 thereof. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence.

     6. Fund Holder. The parties hereto expressly acknowledge that the Company may assign all of its rights and obligations under this Agreement and to and in the Adjustment Escrowed Funds to the stockholders of the Company or to any person or entity or any persons or entities acting directly or indirectly on behalf of the Company or such stockholders. Upon such assignment and upon the Company's delivery to the parties hereto of a notice thereof, the Company shall be released from all of its obligations under this Agreement. As used herein, the term "Fund Holder" means the person, persons, entity and/or entities to whom the Company's rights and obligations hereunder have been assigned.

     7. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right of possession of the Adjustment Escrowed Funds (or other funds held by the Adjustment Escrow Agent pursuant hereto) or any part thereof, or the duties of the Adjustment Escrow Agent hereunder, shall be settled either by mutual agreement of the Company or the Fund Holder, as the case may be, and Purchaser (evidenced by appropriate instructions in writing to the Adjustment Escrow Agent, signed by such parties) or, failing such agreement, either the Company or the Fund Holder, as the case may be, or Purchaser shall have the right to submit the dispute to any federal or state court located in Portland, Maine. Each party waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. The Adjustment Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Adjustment Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, that portion of the Adjustment Escrowed Funds and the interest and other investment income earned thereon which is the subject of such dispute.

     8. Concerning the Adjustment Escrow Agent. (a) The Adjustment Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Adjustment Escrow Agent may consult with counsel and shall have no liability hereunder except for its own bad faith, gross negligence or willful misconduct. It may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it reasonably believes to be genuine and to have been signed or presented by a proper Person or Persons.

     (b) The Adjustment Escrow Agent shall have no duties with respect to any agreement or agreements with respect to any or all of the Adjustment Escrowed Funds and the interest and other investment income earned thereon other than as provided in this Agreement. In the event that any of the terms and provisions of any other agreement between any of the parties hereto (other than the Purchase Agreement) conflict or is inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. Notwithstanding any provision to the contrary contained in any other agreement (including without limitation, the Purchase Agreement), the Adjustment Escrow Agent shall have no interest in the Adjustment Escrowed Funds or the interest and other investment income earned thereon except as provided in this Agreement.

     (c) So long as the Adjustment Escrow Agent shall have any obligation to pay any amount to the Company or the Fund Holder, as the case may be, and/or Purchaser from the Adjustment Escrowed Funds hereunder, the Adjustment Escrow Agent shall keep proper books of record and account, in which full and correct entries shall be made of all receipts, disbursements and investment activity in the Adjustment Escrow Account.

     (d) The Adjustment Escrow Agent shall furnish to the Company or the Fund Holder, as the case may be, and Purchaser monthly statements of account with respect to the Adjustment Escrowed Funds showing the dates and amounts of all deposits, disbursements, interest and other investment income and the balance remaining on deposit.

     (e) The Adjustment Escrow Agent shall not be bound by any modification of this Agreement affecting the rights, duties and obligations of the Adjustment Escrow Agent, unless such modification shall be in writing and signed by the other parties hereto, and the Adjustment Escrow Agent shall have given its prior or contemporaneous written consent thereto. The Adjustment Escrow Agent shall not be bound by any other modification of this Agreement unless the Adjustment Escrow Agent shall have received written notice thereof.

     (f) The Adjustment Escrow Agent may resign as escrow agent at any time by giving 60 days written notice by registered or certified mail to the Company or the Fund Holder, as the case may be, and Purchaser, and such resignation shall take effect at the end of such 60 days or upon earlier appointment of a successor Adjustment Escrow Agent. The Company or the Fund Holder, as the case may be, and Purchaser may remove the Adjustment Escrow Agent at any time upon written notice by the Company and Purchaser jointly to the Adjustment Escrow Agent with immediate effect. The resignation or removal shall not be effective unless and until a successor Adjustment Escrow Agent is appointed by the Company or the Fund Holder, as the case may be, and Purchaser. The Company or the Fund Holder, as the case may be, and Purchaser shall undertake to utilize their best efforts to arrange for the appointment of a successor Adjustment Escrow Agent. If any instrument of acceptance by a successor Adjustment Escrow Agent shall not have been delivered to the Adjustment Escrow Agent within 60 days after the delivery of its notice of resignation by the Adjustment Escrow Agent or its receipt of the notice of removal, the resigning or removed Adjustment Escrow Agent may, at the expense of the Company or the Fund Holder, as the case may be, and Purchaser, petition any court of competent jurisdiction for the appointment of a successor Adjustment Escrow Agent.

     (g) If at any time hereafter the Adjustment Escrow Agent shall be dissolved or otherwise become incapable of acting, or the bank or trust company acting as the Adjustment Escrow Agent shall be taken over by any government official, agency, department or board, or the position of the Adjustment Escrow Agent shall become vacant for any of the foregoing reasons or for any other reason, the Company or the Fund Holder, as the case may be, and Purchaser shall jointly appoint a successor Adjustment Escrow Agent to fill such vacancy.

     (h) Every successor Adjustment Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Company or the Fund Holder, as the case may be, and Purchaser an instrument in writing accepting such appointment hereunder, and thereupon such successor Adjustment Escrow Agent, without any further act, shall become fully vested with all the rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor Adjustment Escrow Agent as if originally named herein; and every predecessor Adjustment Escrow Agent shall deliver to its successor, all property and moneys held by it hereunder and all information required to properly perform the obligations of the Adjustment Escrow Agent set forth in this Agreement.

     (i) The Adjustment Escrow Agent's fees shall be in the amounts set forth on Exhibit A hereto. In addition, the Adjustment Escrow Agent shall be reimbursed for its reasonable out of pocket costs incurred in performing its obligations under this Agreement upon presentation of any invoices thereof.

     (j) The Company and Purchaser shall each be responsible for one-half of the fees and expenses of the Adjustment Escrow Agent.

     (k) The Company or the Fund Holder, as the case may be, and Purchaser shall jointly but not severally indemnify and hold the Adjustment Escrow Agent harmless from and against any and all expenses (including reasonable attorneys' fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Adjustment Escrow Agent for anything done or omitted by the Adjustment Escrow Agent in the performance of the Adjustment Escrow Agent's duties hereunder, except such which result from the Adjustment Escrow Agent's bad faith, gross negligence or willful misconduct.

     (1) Insofar as required by any Governmental Authority, the Adjustment Escrow Agent shall provide all information and file all forms or returns and withhold all Taxes required to be withheld with regard to the payments made pursuant to this Agreement, including, without limitation, information and forms and returns relating to income Taxes.

     9. Termination of the Adjustment Escrow Agreement. This Agreement shall terminate upon the distribution of all of the Adjustment Escrowed Funds and the interest and other investment income earned thereon by the Adjustment Escrow Agent, or its successor, if any.

     10. Miscellaneous. (a) This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     (d) Section headings contained herein have been inserted for reference purposes only and shall not be construed as part of this Agreement.

     (e) This Agreement may be modified or amended only by a written instrument duly executed by all parties hereto or their respective successors or assigns.

     (f) Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section l0(f):

                           If to the Company:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  President
                                    Fax:   (410) 467-5043

                  with copy to:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  General Counsel
                                    Fax:   (410) 662-4707

                  and

                                    Thomas & Libowitz, P.A.
                                    100 Light Street, Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attn:  Steven A. Thomas, Esquire
                                    Fax:   (410) 752-2046

                  If to Purchaser:

                                    The Ackerley Group, Inc.
                                    1301 Fifth Avenue, Suite 4000
                                    Seattle, Washington 98101
                                    Attn:  Denis M. Curley,

                                           Co-President and CFO
                                    Fax:   (206) 623-7853
                  with a copy to:

                                   Rubin, Winston, Diercks, Harris & Cooke,

                                     L.L.P.

                                   10th Floor
                                   1333 New Hampshire Avenue, NW
                                   Washington, DC 20036
                                   Attn:  Eric M. Rubin, Esquire
                                   Fax:   (202) 429-0657

     Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

     (g) The Adjustment Escrow Agent shall not be liable to pay any Tax, if any, on any interest or other investment income earned on the Adjustment Escrowed Funds, it being the understanding of the parties that any such Tax shall be the responsibility of the party or parties entitled to receive the Adjustment Escrowed Funds and any such interest or other investment income, allocated between parties on the basis of the relative portions of the Adjustment Escrow Account to be paid to Purchaser and the Company or the Fund Holder, as the case may be, respectively, pursuant to Section 4(a) hereof

     (h) If any party hereto refuses to comply with, or at any time violates or attempts to violate, any term, covenant or agreement contained in this Agreement, any other party hereto may, by injunctive action, compel the defaulting party to comply with, or refrain from violating, such term, covenant or agreement, and may, by injunctive action, compel specific performance of the obligations of the defaulting party.

     (i) Except as provided herein, the rights and obligations of the parties under this Agreement shall not be assigned to any Person, without the written consent of the other parties. This Agreement shall not confer any benefits on any Persons other than the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                  ------------------------------------
                  [BANK],

                  as Adjustment Escrow Agent

                       By: ___________________________________
                     Name: ___________________________________

                    Title: ___________________________________

                  SINCLAIR COMMUNICATIONS, INC.

                       By: ___________________________________
                     Name: ___________________________________

                    Title: ___________________________________

                  THE ACKERLEY GROUP, INC.

                       By: ___________________________________
                     Name: ___________________________________

                    Title: ___________________________________

                                                                    Exhibit A to
                                                     Adjustment Escrow Agreement

                                                     ---------------------------



                         ADJUSTMENT ESCROW AGENT'S FEES

                         ------------------------------

                                                                    Exhibit D to
                                                              Purchase Agreement

                                                              ------------------

                            SECURITY ESCROW AGREEMENT

                            -------------------------

     This SECURITY ESCROW AGREEMENT (this "Agreement") made as of ______________________, 1998, by and among SINCLAIR COMMUNICATIONS, INC., a Maryland corporation (the "Company"), THE ACKERLEY GROUP, INC., a Delaware Corporation (the "Purchaser"), and _____________________, a _________________
[Bank], as Security Escrow Agent (the "Security Escrow Agent").

     WHEREAS, the Company and Purchaser are parties to a Purchase Agreement dated as of September 25, 1998 (the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement, the Company shall sell, assign, transfer and deliver to Purchaser the assets and business of the Business (as defined in the Purchase Agreement), and Purchaser shall purchase and acquire such assets and business;

     WHEREAS, pursuant to Section 2.2(c)(iii) of the Purchase Agreement, Purchaser shall deliver on the Closing Date (as defined in the Purchase Agreement) an amount of $3,225,600 of the Purchase Price (as defined in the Purchase Agreement) to the Security Escrow Agent as security for the payment of certain amounts (i) as to which Purchaser may become entitled to indemnification pursuant to Article 8 of the Purchase Agreement, (ii) as to which Purchaser may become entitled to pursuant to Section 5.8(a) of the Purchase Agreement and
(iii) that may be payable to Purchaser pursuant to Section 2.3(c)(iii)(B) of the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Purchase Agreement.

     1. Appointment of Security Escrow Agent. The Company and Purchaser hereby appoint _________________ [Bank] to act as Security Escrow Agent hereunder, and ____________________ [Bank] hereby accepts such appointment and agrees to act as Security Escrow Agent on the terms and conditions set forth hereinafter.

     2. Security Escrow Amount. (a) On the Closing Date, Purchaser shall deliver to the Security Escrow Agent by wire transfer of immediately available funds (to account number ____________________ of the Security Escrow Agent (the "Security Escrow Account")) the amount of $3,225,600 (the "Security Escrow Amount"), accompanied by written notice from Purchaser identifying such amount as an amount being delivered for deposit into the Security Escrow Account. The Security Escrow Agent shall acknowledge to Purchaser the Security Escrow Agent's receipt of said amount.

     (b) The Security Escrow Amount, not including the interest and other investment income earned thereon, shall only serve to secure the performance of (i) the indemnification obligations of the Company as set forth in Article 8 of the Purchase Agreement, (ii) the obligations of the Company as set forth in Section 5.8(a) of the Purchase Agreement and (iii) certain of the obligations set forth in Section 2.3(c)(iii)(B) of the Purchase Agreement.

     (c) The Security Escrow Agent shall hold the balance of the Security Escrow Amount (the "Security Escrowed Funds") in escrow and shall not withdraw the Security Escrowed Funds from the Security Escrow Account or use the Security Escrowed Funds for any other purpose, except as provided in this Agreement.

     3. Investments of Security Escrowed Funds. (a) The Security Escrow Agent shall invest and reinvest the Security Escrowed Funds from time to time, upon receipt of the written instructions thereto issued by the Company or the Fund Holder (as defined in Section 7 hereof), in:

          (i) Commercial paper of any corporation rated at least A-1 by S&P and P-1 by Moody's;

          (ii) Negotiable  certificates of deposit of United States banks having
     (A) a long-term senior debt rating of at least A by S&P and Moody's, (B) deposits in excess of $2,000,000,000 and (C) commercial paper rating designations of at least A-1 by S&P and P-1 by Moody's;

          (iii) Repurchase agreements with any United States bank which are fully collateralized by direct obligations of the United States or obligations of agencies or sponsored agencies of the United States government, excluding in all cases collateralized mortgage obligations of any kind; and

          (iv) Money market instruments rated at least A-1 by S&P and P-1 by Moody's that are restricted to investments described in clause (iii);

provided that in no event shall any investment of the types  described in clause
(i), (ii) or (iv) exceed ten percent of the net assets of the issuer thereof and provided further that all investments shall have maturity dates on or before the anticipated dates of the relevant payments hereunder.

     (b) To the extent the Security Escrow Agent invests any funds in the manner provided for in this Section 3 and in accordance with the written instructions from the Company or the Fund Holder, as the case may be, no party hereto shall be liable for any loss which may be incurred by reason of any such investment.

No investment shall exceed the term of this Agreement.

     (c) The Security Escrow Agent shall have the power to reduce, sell or liquidate the foregoing investments whenever it shall be required to release all or any portion of the Security Escrowed Funds pursuant to Section 4 or 5 hereof.

     (d) The Security Escrow Agent is authorized to register securities held by it in its name or in the name of a nominee or in bearer form and may deposit any securities or other property in a depository or a clearing corporation.

     (e) Any interest or other investment income earned for the period from the time that the Security Escrow Amount is delivered to the Security Escrow Agent until all the Security Escrowed Funds have been distributed in accordance with
Section 5 hereof, shall be paid monthly to the Company or the Fund Holder, as the case may be, provided that no such payments shall be made until (i) a determination of whether any payment out of the Security Escrow Account pursuant to Section 2.3(c)(iii)(B) of the Purchase Agreement is required and (ii) if so required, such payment has been made; provided further, that to the extent that any portion of the Security Escrowed Funds is paid to Purchaser pursuant to
Section 2.3(c)(iii)(B) of the Purchase Agreement, a pro rata portion of such interest or other investment income earned through the date of such payment (determined on the basis of the relative portions of the Security Escrowed Funds so paid and that not so paid) shall be instead paid to Purchaser at the time such portion of the Security Escrowed Funds is paid to Purchaser; and provided further that the Security Escrow Agent shall retain interest or investment income to the extent necessary to replenish previous losses incurred by reason of any investment under Section 3(a) that resulted in a reduction in the principal amount of the Security Escrow Amount. Any such interest or other investment income shall be deemed not to constitute Security Escrowed Funds.

     4. Claim Notices. (a) During the period from the Closing Date until the Scheduled Escrow Expiration Date (as defined in Section 10 hereof), Purchaser acting on its own or, in the event set forth under (i) hereof, on behalf of any other Purchaser Indemnified Party (together for the purposes of this Section 4, "Purchaser") shall be entitled to give the Security Escrow Agent written notice (a "Claim Notice") of (i) any Claims and Damages incurred by it or a Purchaser Indemnified Party for which Purchaser claims that the Company is obligated to indemnify Purchaser pursuant to Article 8 of the Purchase Agreement, (ii) 50% of any payment made by Purchaser to any Business Employee pursuant to the terms of the Severance Agreements listed in Sections 3.14.1 and 3.14.2 of the Disclosure Schedule to the Purchase Agreement, which Purchaser is entitled to recover pursuant to Section 5.8(a) of the Purchase Agreement or (iii) the amount that is to be delivered to Purchaser pursuant to Section 2.3(c)(iii)(B) of the Purchase Agreement.

     (b) Each Claim Notice given by Purchaser to the Security Escrow Agent shall be signed by an authorized representative of Purchaser and (i) shall include the information required under Section 8.5 of the Purchase Agreement, including, for as far as its concerns a Claim Notice for Claims and Damages, the nature and details of such Claims and Damages, the section of the Purchase Agreement pursuant to which the Claim Notice is made, the amount of Claims and Damages, if reasonably ascertainable by Purchaser (or a statement that the amount thereof is not then reasonably ascertainable by Purchaser and the basis for such statement) and whether or not such Claims and Damages arise from the assertion of liability by a third party or (ii) set forth Purchaser's claim pursuant to Section 5.8(a) or 2.3(c)(iii)(B) of the Purchase Agreement.

     (c) Promptly upon receipt of the Claim Notice, the Security Escrow Agent shall give notice thereof to the Company or the Fund Holder, as the case may be, by transmitting a copy of such Claim Notice to the Company or the Fund Holder, as the case may be, in the manner and to the address specified in Section 1l(f) hereof.

     (d) The Security Escrow Agent shall make no payment or delivery to Purchaser or any Purchaser Indemnified Party for which a Claim Notice has been given to the Security Escrow Agent pursuant to this Section 4, or for the first payment of interest or other investment income pursuant to Section 3(e), except pursuant to (i) written instructions to the Security Escrow Agent signed by the authorized representatives of Purchaser and of the Company or the Fund Holder, as the case may be (the "Joint Order"), or (ii) a final nonappealable order, judgment, writ, decree of any Federal or State court of competent jurisdiction (the "Court Order"). Claims and Damages, or such portion of Claims and Damages, that have not been paid to Purchaser or otherwise resolved by a Joint Order or a Court Order, together with all unresolved claims with respect to Sections 5.8(a) and 2.3(c)(iii)(B), are herein referred to collectively as "Pending Claims".

     5. Distribution of the Security Escrowed Funds. All cash held in the Security Escrow Account on the Scheduled Escrow Expiration Date shall be distributed as follows:

     (a) The Security Escrow Agent shall deliver to the Company or the Fund Holder, as the case may be, by wire transfer to a bank account designated by the Company or the Fund Holder, as the case may be, the amount by which the balance in the Security Escrow Account as of the Scheduled Escrow Expiration Date exceeds the aggregate amount for all indemnification or other payments claimed under Pending Claims described in all Claim Notices with respect thereto (the "Reserves") as of the Scheduled Escrow Expiration Date.

     (b) An amount equal to the aggregate amount of the Reserves shall continue to be held by the Security Escrow Agent as Security Escrowed Funds as long as, and to the extent that, such Pending Claims have not been resolved by a Joint Order or a Court Order.

     (c) Whenever any Pending Claim is resolved by a Joint Order or a Court Order, the amount of such Pending Claim shall be disposed of in accordance with such Joint Order or Court Order.

     (d) Upon a Joint Order or a Court Order, money may be distributed at any time to Purchaser and the Company or the Fund Holder, as the case may be, or both of them.

     6. Purchase Agreement. The provisions of this Agreement are subject to the provisions of the Purchase Agreement, including, without limitation, Sections 2.3(c), 2.4, 2.5 and 5.8(a) and Article 8 thereof. To the extent that such provisions and the provisions of this Agreement are inconsistent with one another or in conflict, the provisions of the Purchase Agreement shall take precedence.

     7. Fund Holder. The parties hereto expressly acknowledge that the Company may assign all of its rights and obligations under this Agreement and to and in the Security Escrowed Funds to the stockholders of the Company or to any person or entity or any persons or entities acting directly or indirectly on behalf of the Company or such stockholders. Upon such assignment and upon the Company's delivery to the parties hereto of a notice thereof, the

Company shall be released from all of its obligations under this Agreement. As used herein, the term "Fund Holder" means the person, persons, entity and/or entities to whom the Company's rights and obligations hereunder have been assigned.

     8. Settlement of Disputes. Any dispute which may arise under this Agreement with respect to the delivery and/or ownership or right of possession of the Security Escrowed Funds or any part thereof, or the duties of the Security Escrow Agent hereunder, shall be settled either by mutual agreement of the Company or the Fund Holder, as the case may be, and Purchaser (evidenced by appropriate instructions in writing to the Security Escrow Agent, signed by such parties) or, failing such agreement, either the Company or the Fund Holder, as the case may be, or Purchaser shall have the right to submit the dispute to any federal or state court located in Portland, Maine. Each party waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. The Security Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Security Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, that portion of the Security Escrowed Funds and the interest and other investment income earned thereon which is the subject of such dispute.

     9. Concerning the Security Escrow Agent. (a) The Security Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. The Security Escrow Agent may consult with counsel and shall have no liability hereunder except for its own bad faith, gross negligence or willful misconduct. It may rely on any notice, instruction, certificate, statement, request, consent, confirmation, agreement or other instrument which it reasonably believes to be genuine and to have been signed or presented by a proper Person or Persons.

     (b) The Security Escrow Agent shall have no duties with respect to any agreement or agreements with respect to any or all of the Security Escrowed Funds and the interest and investment income earned thereon other than as provided in this Agreement. In the event that any of the terms and provisions of any other agreement between any of the parties hereto (other than the Purchase Agreement) conflict or is inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects. Notwithstanding any provision to the contrary contained in any other agreement (including, without limitation, the Purchase Agreement), the Security Escrow Agent shall have no interest in the Security Escrowed Funds or the interest and other investment income earned thereon except as provided in this Agreement.

     (c) So long as the Security Escrow Agent shall have any obligation to pay any amount to the Company or the Fund Holder, as the case may be, and/or Purchaser from the Security Escrowed Funds hereunder, the Security Escrow Agent shall keep proper books of record and account, in which full and correct entries shall be made of all receipts, disbursements and investment activity in the Security Escrow Account.

     (d) The Security Escrow Agent shall finish to the Company or the Fund Holder, as the case may be, and Purchaser monthly statements of account with respect to the Security Escrowed Funds showing the dates and amounts of all deposits, disbursements, interest and other investment income and the balance remaining on deposit.

     (e) The Security Escrow Agent shall not be bound by any modification of this Agreement affecting the rights, duties and obligations of the Security Escrow Agent, unless such modification shall be in writing and signed by the other parties hereto, and the Security Escrow Agent shall have given its prior or contemporaneous written consent thereto. The Security Escrow Agent shall not be bound by any other modification of this Agreement unless the Security Escrow Agent shall have received written notice thereof.

     (f) The Security Escrow Agent may resign as escrow agent at any time by giving 60 days written notice by registered or certified mail to the Company or the Fund Holder, as the case may be, and Purchaser, and such resignation shall take effect at the end of such 60 days or upon earlier appointment of a successor Security Escrow Agent. The Company or the Fund Holder, as the case may be, and Purchaser may remove the Security Escrow Agent at any time upon written notice by the Company or the Fund Holder, as the case may be, and Purchaser jointly to the Security Escrow Agent with immediate effect. The resignation or removal shall not be effective unless and until a successor Security Escrow Agent is appointed by the Company or the Fund Holder, as the case may be, and Purchaser. The Company or the Fund Holder, as the case may be, and Purchaser shall undertake to utilize their best efforts to arrange for the appointment of a successor Security Escrow Agent. If any instrument of acceptance by a successor Security Escrow Agent shall not have been delivered to the Security Escrow Agent within 60 days after the delivery of its notice of resignation by the Security Escrow Agent or its receipt of the notice of removal, the resigning or removed Security Escrow Agent may, at the expense of the Company or the Fund Holder, as the case may be, and Purchaser, petition any court of competent jurisdiction for the appointment of a successor Security Escrow Agent.

     (g) If at any time hereafter the Security Escrow Agent shall be dissolved or otherwise become incapable of acting, or the bank or trust company acting as the Security Escrow Agent shall be taken over by any government official, agency, department or board, or the position of the Security Escrow Agent shall become vacant for any of the foregoing reasons or for any other reason, the Company or the Fund Holder, as the case may be, and Purchaser shall jointly appoint a successor Security Escrow Agent to fill such vacancy.

     (h) Every successor Security Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Company or the Fund Holder, as the case may be, and Purchaser an instrument in writing accepting such appointment hereunder, and thereupon such successor Security Escrow Agent, without any further act, shall become fully vested with all the rights, immunities and powers and shall be subject to all of the duties and obligations, of its predecessor Security Escrow Agent as if originally named herein; and every predecessor Security Escrow Agent shall deliver to its successor, all property and moneys held by it hereunder and all information required to properly perform the obligations of the Security Escrow Agent set forth in this Agreement.

     (i) The Security Escrow Agent's fees shall be in the amounts set forth on Exhibit A hereto. In addition, the Security Escrow Agent shall be reimbursed on demand for its reasonable out of pocket costs incurred in performing its obligations under this Agreement upon its presentation of any invoices thereof.

     (j) The Company and Purchaser shall each be responsible for payment of one half of the fees and expenses of the Security Escrow Agent, including the expenses set forth in Section 9(i) hereof

     (k) The Company or the Fund Holder, as the case may be, and Purchaser shall indemnify and hold the Security Escrow Agent harmless from and against any and all expenses (including reasonable attorneys' fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Security Escrow Agent for anything done or omitted by the Security Escrow Agent in the performance of the Security Escrow Agent's duties hereunder, except such which result from the Security Escrow Agent's bad faith, gross negligence or willful misconduct.

     (1) Insofar as required by any governmental agency or authority, the Security Escrow Agent shall provide all information and file all forms or returns and withhold all Taxes required to be withheld with regard to the payments made pursuant to this Agreement, including, without limitation, information and forms and returns relating to income Taxes.

     10. Termination of the Security Escrow Agreement. This Agreement shall terminate upon the earlier to occur of: (i) the first anniversary of the Closing Date (the "Scheduled Escrow Expiration Date") and (ii) the distribution of all of the Security Escrowed Funds and the interest and other investment income earned thereon by the Security Escrow Agent pursuant to this Agreement; provided, however, that if there are any unresolved or unsettled Claims and Damages outstanding on the Scheduled Escrow Expiration Date, this Agreement will not terminate until the resolution of all such Claims and Damages and the distribution of all of the Security Escrowed Funds pursuant to Section 5 hereof.

     11. Miscellaneous. (a) This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their representative successors and assigns.

     (c) This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     (d) Section headings contained herein have been inserted for reference purposes only and shall not be construed as part of this Agreement.

     (e) This Agreement may be modified or amended only by a written instrument duly executed by all parties hereto or their respective successors or assigns.

     (f) Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered in person, (ii) on the next Business Day after the date of mailing if mailed by registered or certified mail, postage prepaid and return receipt requested, (iii) on the next Business Day after the date of delivery to a national overnight courier service, or (iv) upon transmission by facsimile (if such transmission is confirmed by the addressee) if delivered through such services to the following addresses, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section l1(f):

                           If to the Company:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  President
                                    Fax:    (410) 467-5043

                  with copy to:

                                    Sinclair Communications, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland  21211-1420
                                    Attn:  General Counsel
                                    Fax:    (410) 662-4707

                  and

                                    Thomas & Libowitz, P.A.
                                    100 Light Street, Suite 1100
                                    Baltimore, Maryland  21202-1053
                                    Attn:  Steven A. Thomas, Esquire
                                    Fax:   (410) 752-2046

                  If to Purchaser:

                                    The Ackerley Group, Inc.
                                    1301 Fifth Avenue, Suite 4000
                                    Seattle, Washington 98101
                                    Attn:  Denis M. Curley,

                                            Co-President and CFO
                                    Fax:    (206) 623-7853
                  with a copy to:

                                    Rubin, Winston, Diercks, Harris & Cooke,

                                     L.L.P.

                                    10th Floor
                                    1333 New Hampshire Avenue, NW
                                    Washington, DC 20036
                                    Attn:  Eric M. Rubin, Esquire
                                    Fax:    (202) 429-0657

     Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, or the date of delivery shown on the records of the overnight courier, as applicable.

     (g) The Security Escrow Agent shall not be liable to pay any Tax, if any, on any interest or other investment income earned on the Security Escrowed Funds, it being the understanding of the parties that any such Tax shall be the responsibility of the Company or the Fund Holder, as the case may be.

     (h) If any party hereto refuses to comply with, or at any time violates or attempts to violate, any term, covenant or agreement contained in this Agreement, any other party hereto may, by injunctive action, compel the defaulting party to comply with, or refrain from violating, such term, covenant or agreement, and may, by injunctive action, compel specific performance of the obligations of the defaulting party.

     (i) Except as provided herein, the rights and obligations of the parties under this Agreement shall not be assigned to any Person, without the written consent of the other parties. This Agreement shall not confer any benefits on any Persons other than the parties hereto and the Fund Holder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

                            SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                   __________________________________ [BANK],

                   as Adjustment Escrow Agent

                        By: ___________________________________
                      Name: ___________________________________

                     Title: ___________________________________

                   SINCLAIR COMMUNICATIONS, INC.

                        By: ___________________________________
                      Name: ___________________________________

                     Title: ___________________________________

                   THE ACKERLEY GROUP, INC.

                        By: ___________________________________
                      Name: ___________________________________

                     Title: ___________________________________

                                                                    Exhibit A to
                                                       Security Escrow Agreement

                                                       -------------------------


                          SECURITY ESCROW AGENT'S FEES

                          ----------------------------

                                                                  Exhibit E-1 to
                                                              Purchase Agreement

                                                              ------------------




                                [Date of Closing]

The Ackerley Group
Suite 4000
1301 Fifth Avenue

Seattle, Washington  98101

Attention:  Denis Curley

---------

         RE: ASSET PURCHASE AGREEMENT, ENTERED INTO ON SEPTEMBER ____, 1998 BY AND BETWEEN THE ACKERLEY GROUP ("ACKERLEY")
                  AND SINCLAIR COMMUNICATIONS, INC. (THE "PURCHASE AGREEMENT")

Ladies and Gentlemen:

     We have acted as counsel to Sinclair Communications, Inc., a Maryland corporation ("SCI") in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section
10.2.6 of the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this opinion shall have the meanings ascribed thereto in the Purchase Agreement.

     We have reviewed the Purchase Agreement and such other corporate records of SCI, certificates of public officials, certificates of officers of SCI and other documents and have made such examinations of law and fact as we have deemed necessary or relevant in connection with the opinions set forth below. In rendering the following opinions, we have assumed, without investigation, the authenticity of any document or other instrument submitted to us as an original, the conformity of the originals of any document or other instruments submitted to us as a copy, the legal capacity of natural persons, and the genuineness of all signatures on such originals or copies. We have also assumed, but have not independently verified, that all documents executed by a party other than officers and agents of SCI, were duly and validly executed and delivered by such party and are legal, valid and binding obligations of such party enforceable against the party in accordance with their respective terms.

     With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Purchase Agreement, (b) written and oral representations of officers of SCI, and (c) certificates of public officials, and we do not opine in any respect as to the accuracy of any such facts. We have conducted no independent investigation whatsoever of any factual matter. Certain of the opinions given herein are qualified by

The Ackerley Group
______________ ___, 1998

Page 2 of 3

the phrases "best of our knowledge," "to our knowledge," "known to us" or similar phrases. In each such case, such knowledge refers only to the actual existing knowledge of attorneys in our firm involved in representing SCI in the preparation of this opinion with only such investigation as is specifically referred to in this opinion, without any further investigation or inquiry. Such terms do not include any knowledge of other attorneys within our firm or any constructive or imputed notice of any matters or items of information. When a statement in this opinion is made "to our knowledge," it means that none of the attorneys in our firm involved in representing SCI in the preparation of this opinion has actual existing knowledge that the statement is false; it does not mean that any of such attorneys necessarily has actual existing knowledge of facts that would suggest the statement as true.

     This opinion is limited to the laws of the State of Maryland and the federal law of the United States of America (collectively, "Applicable Law"), except that Applicable Law includes only laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the transactions contemplated by the Purchase Agreement. We note that the Purchase Agreement is governed by the laws of the State of New York. We are not admitted to practice in the State of New York, and we have assumed with your consent, without independent investigation, that the relevant laws of the State of New York are identical in all respects to the laws of the State of Maryland. We express no opinion as to choice of law or conflicts of law rules or the laws of any states or jurisdictions other than as specified above.

     Statements in this opinion as to the legality, validity, binding effect and enforceability of the Purchase Agreement are subject to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or similar laws and related court decisions of general applicability relating to or affecting creditors' rights generally and to the application of general equitable principles.

     In addition, without limitation of any of the foregoing, we express no opinion herein as to (i) any provision of the Purchase Agreement that provides for indemnification to the extent such provision may be limited by Applicable Law, (ii) any consents of third parties that may be required in connection with the transfer and assignment of any of the Assets or the effects of the failure to have obtained any such consents that may be required, (iii) federal or state securities or "Blue Sky" laws, (iv) bulk transfer or sales laws, (v) matters arising under the Communications Act of 1934, as amended, or the laws, rules, regulations or policies of the Federal Communications Commission, or (vi) antitrust laws.

     Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

     1. SCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

The Ackerley Group
______________ ___, 1998

Page 3 of 3

     2. SCI has the requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and the Amendment.

     3. The Purchase Agreement has been duly executed and delivered by SCI and constitutes the valid and binding obligation of SCI, enforceable against SCI in accordance with its respective terms.

     4. The execution, delivery and performance by SCI of the Purchase Agreement and the consummation by SCI of the transactions contemplated thereby do not and will not conflict with or result in a breach of SCI's certificate or articles of incorporation or its bylaws, each as in effect immediately prior to the Closing.

     We express no opinion as to the effect of the violation of any law or regulation that may be applicable to SCI as a result of the involvement of parties other than SCI in the transactions contemplated by the Purchase Agreement because of the legal or regulatory status of such other parties or because of any other facts specifically pertaining to any of them.

     The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes that may thereafter be brought to our attention. Our opinions are based on statutory provisions and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy that may be enacted or adopted after the date hereof nor assume any responsibility to advise you of future changes in our opinions.

     This letter is solely for your information in connection with the consummation of the transactions contemplated by the Purchase Agreement and is not to be reproduced, quoted, in whole or in part, or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or relied upon by any other person or for any purposes whatsoever without the prior written consent of a member of this firm.

                                            Very truly yours,

                                            THOMAS & LIBOWITZ, P.A.

                                                                     Exhibit E-2

                               FORM OF FCC OPINION

                               -------------------

     1. The FCC has issued to the Company the licenses, permits and authorizations specified on Attachment I hereto (the "FCC Licenses"). The FCC Licenses are in full force and effect in that they are held by the Company and are in effect in accordance with their terms.

     2. The FCC Consent has been granted to permit the assignment of the FCC Licenses by the Company to Purchaser and has not been reversed, stayed, enjoined, set aside, annulled or suspended; [provided, however, that the time under applicable FCC rules within which any formal request for reconsideration, review or other regulatory or judicial action has not lapsed, but, to our knowledge, no action or petition for such reconsideration or review has been filed or is pending.]

     3. There is no FCC order, judgment, decree, notice of apparent liability or order of forfeiture outstanding, and to our knowledge, no action, suit of apparent liability, order of forfeiture, investigation or other proceeding pending, by or before the FCC against the Company that might result in a revocation, cancellation, suspension, non-renewal, short-term renewal or materially adverse modification of the FCC Licenses, except FCC proceedings generally affecting the television industry (including but not limited to the proceedings which will require modification of all television licenses to accommodate the transition to digital television).

                            THE ACKERLEY GROUP, INC.
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                         SECTION 1.1(D) (REAL PROPERTY)

                         -----------------------------



            See attached Section 1.1(d) of the Disclosure Schedule.

                            THE ACKERLEY GROUP, INC.
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                         SECTION 1.1(D) (REAL PROPERTY)

                         -----------------------------



------------------------------------------------------------------------------------------------------------------------------------
                        IDENTIFIER/

                     TITLE COMMITMENT                                           DOCUMENTATION OF
 OWNED/LEASED            PARCEL #                                                  OWNERSHIP                             ENTITY ID

------------------------------------------------------------------------------------------------------------------------------------
OWNED              4225 W. Henrietta Road                             BARGAIN  AND SALE  DEED  from  WOKR-TV  Partners,   WOKR-TV
                   Rochester, NY                                      G.P.  to Guy Gannett  Communications,  dated July
                   (90, 91)                                           10,  1998  and  recorded  in  the  Monroe  County

                                                                      Clerk's Office at Book 9036, page 71

                   WOKR-TV  Channel 13 studio and  office,  Inc.,  and  Pinnacle
                   Hill, State Route 31 (Brighton) transmitter and tower site

------------------------------------------------------------------------------------------------------------------------------------
LEASED             One Chase Square                                   LEASE   between   Lincoln   First  Bank,  NA  and
                   Chase Manhattan Bank                               WOKR-Inc., dated 01/10/80; also;
                   Rochester, NY
                   (92-L)                                             Extension Agreement between Chase

                                                                      Lincoln First Bank, NA and WOKR

                   Tower and receiver site                            Partners, dated 09/12/89;

                                                                      and;

                                                                      Second  Extension  Agreement  between  The  Chase
                                                                      Manhattan   Bank   and   WOKR   Partners,   dated
                                                                      11/14/94, through 12/31/99;

                                                                      NOTE:  Collier ABT, Inc. is now  responsible  for
                                                                      this  lease   administration   for   billing  and
                                                                      collections

------------------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                          SECTION 1.2 - EXCLUDED ASSETS

                          -----------------------------

     The Excluded Assets include all of the Excluded Assets as listed in Section 1.2(a)-(j) of the Asset Purchase Agreement dated September 4, 1998 by and between Guy Gannett Communications and Sinclair Communications, Inc.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      -------------------------------------------------------------------

3.3(a):           None.

3.3(b):           None.

3.3(c):           None.

3.3(d):

1. See Section 3.3.1 of the Disclosure Schedule for list of contracts that require consent to the transactions.

2. Gannett's Revolving Loan Agreement with BankBoston and others and Note Purchase Agreement with its noteholders prohibit the transfer of the Assets without the lenders' consent. Gannett expects to repay these obligations at or prior to Closing.

3. See Section 3.14 of the Disclosure Schedule concerning certain retention and severance agreements with various employees requiring certain payments to be accelerated at Closing.

4.                See Section 3.14 of the Disclosure Schedule concerning certain
                  agreements  with  various   retired   employees  that  may  be
                  accelerated upon Closing.

5. The annual management bonuses for WOKR-TV will be accelerated at Closing. If the Closing is before the end of 1998, the portion of the

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

      SECTION 3.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      -------------------------------------------------------------------



                  payment relating to the period from the Closing Date through year end will be accounted for as a prepaid expense.

6. Pursuant to the terms of Gannett's Directors' Deferred Compensation Plan, deferred directors fees are payable upon the sale of substantially all of the assets of Gannett, and will be due upon Closing.

7. Most, if not all, of Gannett's insurance policies are not assignable.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                        SECTION 3.3.1 (CONSENTS REQUIRED)

                        --------------------------------




------------------------------------------------------------------------------------------------------------------------------------
       DIVISION             COMPANY NAME                DOCUMENT                PURPOSE                     CONTRACT     EFFECTIVE
                                                         NUMBER                                               DATE         DATE

------------------------------------------------------------------------------------------------------------------------------------
Corp.             U.S. Fleet Leasing                       100090.00  Master Lease Vehicle Leases            07/19/91

------------------------------------------------------------------------------------------------------------------------------------
Corp.             various credit card providers            100900.00  Divisions' Credit Card Agreements
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Collier ABR, Inc.                       1681100.00  Roof Lease                             11/14/94    01/01/95
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           GMAC                                    1680600.00  1997 Cadillac Lease (Alhart)                       01/01/97
                  d/b/a The Valley Cadillac Corp.
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           GMAC                                    1681010.00  Buick Park Avenue Lease 1997           08/01/94    01/14/97
                  d/b/a Vincent Buick, Inc.
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Volvo Car Finance (Best Motors)         1681020.00  1996 Volvo Lease                                   04/18/96
                                                                      (Neilsen)
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Toshiba/Rochester Copier                1681050.00  Office Equipment Lease                             02/19/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           SportsTicker                            1670110.00  Sports Information Service             05/15/98    05/15/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Associated Press                        1670120.00  NewsPower & GraphicsBank Services      07/27/94    07/01/94
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           FirstCom/Music House                    1670290.00  Music Library License                              11/30/97
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Rochester Copier                        1670690.00  Main Office Fax Maintenance            12/23/97    01/15/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Rochester Copier, Inc.                  1670693.00  GM Fax Maintenance                     01/28/98    02/01/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Dun & Bradstreet                        1670760.00  Business Information Services          05/06/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Associated Press                        1670830.00  Radio Simulcast Services                           09/15/97
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Weatherline Inc.                        1670970.00  Weather Service                                    05/11/95
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Frontier Communications                 1671000.00  Long Distance/T-1/Cellular             08/06/97    10/31/97
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           WSI Corp.                               1670130.00  Weather Services SWL & Subscription                04/01/94
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Peter Storer & Assoc., Inc.             1670250.00  S.W.L. Program & Accounting Manager    06/09/94    07/01/97
                                                                      Software
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Data Center Management, Inc.            1670750.00  Software License & Support                         01/01/98
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           Columbine JDS Systems, Inc.             1670800.00  License - DP System                    11/13/97    11/13/97
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           ABC Inc. Capital Cities                 1670010.00  Affiliation Agreement                  01/24/91    01/02/95
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           ABC Inc. Capital Cities                 1670020.00  NewOne Service                         07/08/88    09/14/88
------------------------------------------------------------------------------------------------------------------------------------
WOKR-TV           ABC Television Network                  1670030.00  Satellite Earth Station                            07/31/87
------------------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                        SECTION 3.3.1 (CONSENTS REQUIRED

                        --------------------------------
                              EMPLOYMENT AGREEMENT)

                              --------------------




---------------------------------------------------------------------------------------------------------------------------
DIVISION      EMPLOYEE NAME            TITLE                               CONTRACT         EFFECTIVE       EXPIRATION
                                                                           DATE             DATE            DATE

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Alhart, Donald W.        Anchor/Assoc. News Director         08/01/98         08/01/98        07/31/01

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Armentrout,              Reporter/Anchor                     12/30/96         01/01/97        12/31/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Becker, Richard          Sports Anchor/Reporter              12/30/96         01/01/97        12/31/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Bilone, Patrick J.       Staff Meteorologist                 12/11/96         08/26/96        11/30/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Catalana, Michael        Sports Director                     06/29/98         07/01/98        06/30/01

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Curran, Virginia         Anchor/Reporter                     06/01/94         06/01/94        12/31/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Emblidge, Douglas N.     Anchor/Reporter                     10/27/94         01/01/95        12/31/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Johnson, Glenn           Staff Meteorologist                 06/26/95         07/01/95        06/30/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Lepkowski, Kathy         Anchor/Reporter                     09/15/95         09/15/95        10/05/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       McCombs, Mary            Anchor/Reporter                     12/08/94         12/08/94        08/31/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       O'Connor, Meaghan        News Producer                       10/31/96         09/15/96        04/26/00

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Peterson, William        Weathercaster/Chief Meteorologist   12/22/94         01/01/95        12/31/00

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Reed, Jennifer Lee       Producer                            11/03/97         12/01/97        11/30/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Samuels, Chuck           News Director                       12/17/96         10/14/96        10/13/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Simentkosky-Rocktasch    Producer                            10/21/97         10/27/97        10/26/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Smith, Pamela            Producer                            07/11/97         07/08/97        07/07/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Synesael, Steven         Sports Producer                     03/22/94         03/22/94        12/31/98

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Tachco, Bradley          Producer                            11/13/97         01/01/98        12/31/99

---------------------------------------------------------------------------------------------------------------------------
WOKR-TV       Washington, Brian        Reporter                            11/06/97         12/10/97        12/09/99

---------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                        SECTION 3.3.1 (CONSENTS REQUIRED

                        --------------------------
                               BARTER PROGRAMMING)

                               ------------------




------------------------------------------ --------------------------------------- -------------------------------------------------
                                                                                                    CONTRACT TERM

               DISTRIBUTOR                                PACKAGE                      START                                END

------------------------------------------ --------------------------------------- -------------------------------------------------
Buena Vista Television                     Bill Nye the Science Guy                Sept. 1997                             Sept. 2000
------------------------------------------ --------------------------------------- -------------------------------------------------
Hearst Entertainment, Inc.                 Popular Mechanics: For Kids             Sept. 1997                             Sept. 1999
------------------------------------------ --------------------------------------- -------------------------------------------------
New World/Genesis                          Access: Hollywood                       Sept. 1996                             Sept. 1998
------------------------------------------ --------------------------------------- -------------------------------------------------
Paramount                                  Hard Copy 98                            Sept. 1998                             Sept. 1999
------------------------------------------ --------------------------------------- -------------------------------------------------
Paramount                                  Maury Povich                            Sept. 1997                             Sept. 1998
------------------------------------------ --------------------------------------- -------------------------------------------------
Paramount                                  Wild Things                             Sept. 1997                             Sept. 1998
------------------------------------------ --------------------------------------- -------------------------------------------------
Worldvision Enterprises                    Pictionary                              Sept. 1997                             Sept. 1998
------------------------------------------ --------------------------------------- -------------------------------------------------
New York State Lottery                     Lottery Drawings                        May 1998                               April 2001
------------------------------------------ --------------------------------------- -------------------------------------------------
Dr. Bob Lanier                             60 Second Housecall -                                         OPEN
                                           News Insert
------------------------------------------ --------------------------------------- -------------------------------------------------
WRMM DJs                                   Family Weekend -                                              OPEN
                                           News Insert

------------------------------------------ --------------------------------------- -------------------------------------------------
Triple Seven Concepts, Inc.                Assorted 1/2 hour programs              June 1998                              June 1999
a subsidiary of Grey Advertising
------------------------------------------ --------------------------------------- -------------------------------------------------




------------------------------------------- -----------------------------
                                            WRITTEN
                                            CONSENT

               DISTRIBUTOR                  REQUIRED TO
                                            ASSOGM

------------------------------------------  -----------------------------
Buena Vista Television                                  YES

------------------------------------------  -----------------------------
Hearst Entertainment, Inc.                              YES

------------------------------------------  -----------------------------
New World/Genesis                                       YES

------------------------------------------  -----------------------------
Paramount                                               YES

------------------------------------------  -----------------------------
Paramount                                               YES

------------------------------------------  -----------------------------
Paramount                                               YES

------------------------------------------  -----------------------------
Worldvision Enterprises                                 YES

------------------------------------------  -----------------------------
New York State Lottery                                  YES

------------------------------------------  -----------------------------
Dr. Bob Lanier

------------------------------------------  -----------------------------
WRMM DJs                                                 NL

------------------------------------------  -----------------------------
Triple Seven Concepts, Inc.                             YES
a subsidiary of Grey Advertising

------------------------------------------  -----------------------------

NL - No specific assignment language in agreement.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                       SECTION 3.5 (FINANCIAL STATEMENTS)

                       ----------------------------------

3.5(a):           None.

3.5(b) & (c):

1. The Unaudited Financial Statements as defined in the Gannett Purchase Agreement (the "Gannett Unaudited Financial Statements") do not include all financial statements (e.g., cash flow), financial elements (e.g., income taxes and net income) or footnotes required under GAAP. Net Financial Assets will not include any accruals for any severance for employees terminated after the Closing. The Gannett Unaudited Financial Statements were prepared on a pro forma basis to reflect Gannett's expectations as to how certain accounting matters related to the sales of Gannett and the Maine Media Business would be handled, including without limitation: estimates of how post-retirement liabilities would be allocated between Newco (as defined in Section 3.7 of the Disclosure Schedule to the Gannett Purchase Agreement) and Gannett; none of the prepaid pension cost included in "other assets" in the corporate balance sheet was allocated to Newco; certain long-term incentive plans and supplemental retirement benefits were not reflected on the balance sheet because it is anticipated that they will be paid prior to Closing. Some monthly financial statements may not include all accrued vacation benefits. The treatment of downpayments on program rights as described in Section
                  9.1 is not consistent with prior periods or in accordance with GAAP. The consolidated statement of operations is intended to display EBITDA and EBIT rather than net income. The Guy Gannett Broadcast Group balance sheet shows no allocation or apportionment of the post-retirement liability or of the prepaid pension (except that the June 30, 1998 balance sheet does show the post-retirement liability). As described above, the Gannett Unaudited Financial Statements are not in conformance with GAAP nor are they consistent with prior periods.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                       SECTION 3.5 (FINANCIAL STATEMENTS)

                       ----------------------------------

2. The Gannett Unaudited Financial Statements do not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

3.5(c):

3. There are certain liabilities related to the sale of Gannett and its properties that are not recorded and have not been incurred in the ordinary course including but not limited to
                  (a) fees for: attorneys, investment bankers, accountants, consultants, etc.; (b) certain agreements with key employees for severance, retention and closing benefits, and former employees for supplemental retirement and deferred compensation benefits.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------

3.6(i):

1. Gannett has possession of various assets owned by others, including but not limited to personal items of employees and officers. Gannett also has possession of records, but does not have any ownership interest in, the following groups or organizations: Guy P. Gannett Foundation, The Portland Newspapers Bruce Roberts Fund; Guy Gannett Employees Credit Union; the Anne M. Gannett Trust and the Gannett Family Forum.


2. The New York State Department of Transportation ("NYSDOT") has taken, by eminent domain,: (1) a fee simple interest in a 0.136 acre parcel located at 4225 West Henrietta Road, Rochester, New York, along the property fronting West Henrietta Road and crossing the driveway accessing that property, and (2) a permanent easement for traffic control devices on the driveway where the driveway meets West Henrietta Road. In return, NYSDOT has paid Gannett $12,400.


3.                See Section 3.16 of the Disclosure  Schedule for  Intellectual
                  Property matters.

3.6(i) and (iii):

4. See Section 3.7 of the Disclosure Schedule for detail with respect to sharing of certain assets between the broadcast and Maine Media Business divisions pursuant to the terms of an Amended and Restated Contribution Agreement dated August 14, 1998. In addition, upon consummation of the sale of the Maine Media Business, Gannett will lose access to certain expertise in areas such as marketing and research provided by personnel of the Maine Media Business, and other relationships with these divisions will be terminated.

3.6(iv):          None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                 SECTION 3.6 (TITLE TO ASSETS; RELATED MATTERS)

                 ----------------------------------------------

3.6(v):           None.

3.6(vi):          None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(a):

1. The Contribution Agreement also provides that Gannett will allocate the pension plan assets in its defined benefit plan between Gannett and Newco as further described in the Contribution Agreement. The assets and liabilities of the Guy Gannett Retirement Plan that relate to employees of the Maine Media Business shall be transferred, post-closing, to a trust that will be established to hold assets of a new plan to be established for the Maine Media Business

3.7(b):           None.

2. Gannett has entered into a new employment agreement with Don Alhart. See Section 3.10.4 for date of agreement.

3. Gannett has agreed to accelerate at Closing WOKR-TV annual management bonuses. If the Closing is before year end, the portion of the payment relating to the period from the Closing Date through the end of 1998 will be accounted for as a prepaid expense.

4. Gannett has increased its Directors and Officers insurance coverage (other than the employment practices coverage) to $5 million, and has increased its fiduciary insurance coverage to $25 million prior to Closing.

3.7(c):           None.

3.7(d):           None

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

         SECTION 3.7 (ABSENCE OF CERTAIN CHANGES, EVENTS AND CONDITIONS)

         ---------------------------------------------------------------

3.7(e): Gannett may be below budget for 1998 by as much as $1,469,000 for all of the television stations other than WOKR-TV. Assuming a cash flow reduction of $1,469,000, EBITDA for fiscal year 1998 would be $12,700,000.

3.7(f):           None.

3.7(g):           None.

3.7(h):           None.

3.7(i):           None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                            SECTION 3.8 (LITIGATION)

                            ------------------------

3.8(i):

1. An on-air reporter has threatened to sue WOKR in connection with her recent discharge for reasons relating to work performance, insubordination and violations of station policy. No suit has been filed to date. This matter is insured.

3.8(ii):          None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                             SECTION 3.9 (INSURANCE)

                             -----------------------

     See Section 3.9.1 of the Disclosure Schedule for a list of insurance policies relating to Gannett as a whole.

3.9(i):           None.

3.9(ii):          None.

3.9(iii):         None.

                            THE ACKERLEY GROUP, INC.
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                       SCHEDULE 3.9.1 (INSURANCE POLICIES)

                       -----------------------------------



--------------------------------- ---------------------------------- ---------------------- ----------------------
            TYPE                               INSURER                  LIABILITY LIMIT         POLICY PERIOD

--------------------------------- ---------------------------------- ---------------------- ----------------------
Package                           Commercial Union                              19,491,552    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Comm'l. Gen'l. Liability          Commercial Union                               2,000,000    05/01/98 - 05/01/99
                                     [incl. w/Package Policy]
--------------------------------- ---------------------------------- ---------------------- ----------------------
Communication Eqpt.               Commercial Union                              58,615,300    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Broadcasting Loss of Income       Commercial Union                              13,487,696    05/01/98 - 05/01/99
                                     [incl. w/Comm. Eqpt. Policy]
--------------------------------- ---------------------------------- ---------------------- ----------------------
Automobile                        Commercial Union                               1,000,000    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Energy Systems                    Federal Insurance Co.                         25,000,000    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Libel/Slander                     Employers Reinsurance                         15,000,000    10/09/97 - 10/09/98
--------------------------------- ---------------------------------- ---------------------- ----------------------
Umbrella                          Federal Insurance Co.                         25,000,000    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Non-Owned Aircraft                National Union Fire                           20,000,000    10/24/97 - 10/24/98
--------------------------------- ---------------------------------- ---------------------- ----------------------
Crime Bond                        Federal Insurance Co.                          1,000,000    05/01/98 - 05/01/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Fiduciary Responsibility          Federal Insurance Co.                         25,000,000    11/10/97 - 11/10/98
--------------------------------- ---------------------------------- ---------------------- ----------------------
Directors & Officers              Federal Insurance Co.                          5,000,000    02/06/98 - 02/06/99
Includes:
   Outside Directors                                                             5,000,000    02/06/98 - 02/06/99
   Employment Practices                                                          5,000,000    02/06/98 - 02/06/99
              Liability

--------------------------------- ---------------------------------- ---------------------- ----------------------
Workers Compensation                                                               100,000    12/31/97 - 12/31/98
     Maine                        MEMIC
     Illinois     Iowa            Commercial Union
     Florida                      Commercial Union
     Massachusetts                Commercial Union
     New York                     Commercial Union
--------------------------------- ---------------------------------- ---------------------- ----------------------
Travel/Accident                   Reliance Standard Life                            10,000    10/01/97 - 10/01/98
--------------------------------- ---------------------------------- ---------------------- ----------------------
Foreign Policy                    CIGNA Ins. Co.                                 1,000,000    05/20/98 - 05/20/99
--------------------------------- ---------------------------------- ---------------------- ----------------------
Special (K&R)                     Aetna Life & Casualty                          3,000,000    09/12/95 - 09/12/98
--------------------------------- ---------------------------------- ---------------------- ----------------------
Maine Turnpike Bond               Travelers Casualty & Surety                        5,000    09/16/97 - 09/16/98
--------------------------------- ---------------------------------- ---------------------- ----------------------

                            THE ACKERLEY GROUP, INC.
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------

1. See Section 3.10.1 of the Disclosure Schedule for agreements or contracts relating to the Station and providing for payments in excess of $50,000 per year or $250,000 over the five-year period commencing on the date hereof.

     Please note that detail on various insurance policies and employee benefit plans insurance coverage has not been provided.

2. See Section 3.10.2 of the Disclosure Schedule for all time brokerage agreements and affiliation agreements with television networks which relate to the Station.

3. See Section 3.10.3 of the Disclosure Schedule for any license or contract pursuant to which Gannett is authorized to broadcast film or taped programming on the Station supplied by others in excess of $10,000 per year or having a term of more than one year .

4. See Section 3.10.4 of the Disclosure Schedule for any employment agreement, consulting agreement or similar contract relating to the Station and providing for payments to any Person in excess of $50,000 per year or $100,000 in the aggregate over the five-year period commencing on the date hereof.

5. See Section 3.14 of the Disclosure Schedule for any retention or severance agreement or contract relating to the Station and with respect to any Person who is to be employed post-sale.

6. See Section 3.10.6 of the Disclosure Schedule for all collective bargaining agreements or other union contracts relating to the Station.

                            THE ACKERLEY GROUP, INC.
                               PURCHASE AGREEMENT
                               DISCLOSURE SCHEDULE

                        SECTION 3.10 (MATERIAL CONTRACTS)

                        ---------------------------------

7. See Section 3.10.7 of the Disclosure Schedule for (a) any lease of real property or (b) any lease of equipment or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by Gannett to another party providing for payments to any Person in excess of $25,000 per year or $75,000 in the aggregate over the five-year period commencing on the date hereof and relating to the Station.

8. See Section 3.10.8 of the Disclosure Schedule for any lease of equipment or real property or license with respect to Intellectual Property (other than licenses granted in connection with the purchase of equipment or other assets) by Gannett to another party providing for payments to Gannett in excess of $20,000 per year or $50,000 in the aggregate over the five-year period commencing on the date hereof and which relate to the Station.

9. Any joint venture, partnership or similar agreement or contract. NONE.

10. See Section 3.10.10 for any agreement or contract under, with respect to the Station, which Gannett has borrowed or loaned any money in excess of $1,000,000 or issued or received any note, bond, indenture or other evidence of indebtedness in excess of $1,000,000 or directly or indirectly guaranteed indebtedness, liabilities or obligations of others in an amount in excess of $1,000,000.

11. Any covenant not to compete or contract or agreement, understanding, arrangement or any restriction whatsoever limiting in any respect the ability of Gannett to compete in any line of business or with any Person in the Station's DMA. NONE.

*Executed copies of certain contracts may not be available.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

               SECTION 3.10.1 (MATERIAL CONTRACTS - BROADCASTING)

               --------------------------------------------------

----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
DIVISION    DOCUMENT        COMPANY NAME               PURPOSE                         CONTRACT   EFFECTIVE      COPY
            NUMBER                                                                     DATE       DATE           IMPERFECTIONS
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
Corp.           100400.00  BMI                        Group Television Blanket          04/17/97       04/03/97
                                                      License

----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
Corp.           100500.00  Katz & Seltel              Master Representation Agreement   04/27/98       01/01/98  original
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
Corp.           100500.01  Katz & Seltel              Interpretive Letter               08/17/98
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
Corp.           100500.02  Katz & Seltel              Amendment to Master               08/28/98
                                                      Representation Letter
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
Corp.           109999.99  Employee Benefit Plans     (See Section 3.14.3)
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
WOKR           1670080.00  A.C. Nielsen Company       Index Service                     04/04/91       06/01/98  not fully executed
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
WOKR           1670140.00  Audience Research &        News Consulting/Audience                         01/01/98
                           Development C.             Research
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
WOKR           1670260.00  ASCAP                      Music License                                    04/01/98  under negotiation
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
WOKR           1670770.00  Lee Curtis & Assoc. Inc.   Customized Newspaper Production                  04/17/96
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------
WOKR           1671000.00  Frontier Communications    Long Distance/T-1/Cellular        08/06/97       10/31/97
----------- -------------- -------------------------- -------------------------------- ---------- -------------- -------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                     SECTION 3.10.2 (AFFILIATION AGREEMENT)

                     --------------------------------------

--------- ------------ ------------------------ ----------------------------- ---------- ----------------  -----------------------
DIVISION  DOCUMENT      COMPANY NAME             PURPOSE                      CONTRACT     EFFECTIVE       COPY
          NUMBER                                                              DATE         DATE            IMPERFECTIONS

--------- ------------ ------------------------ ----------------------------- ---------- ----------------  -----------------------
WOKR       1670010.00  ABC Inc. Capital Cities  Affiliation Agreement          01/24/91          01/02/95

--------- ------------ ------------------------ ----------------------------- ---------- ----------------- -----------------------
WOKR       1670010.01  ABC Inc. Capital Cities  Consent to Assignment to GGC   04/20/98          04/26/98
--------- ------------ ------------------------ ----------------------------- ---------- ----------------- -----------------------
WOKR       1670020.00  ABC Inc. Capital Cities  NewOne Service                 07/08/88          09/14/88
--------- ------------ ------------------------ ----------------------------- ---------- ----------------- -----------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                     SECTION 3.10.4 (EMPLOYMENT AGREEMENTS)

                     --------------------------------------



----------   ------------------   ----------------------------------------   --------------   -----------------
DIVISION     EMPLOYEE NAME        TITLE                                      CONTRACT DATE    EFFECTIVE DATE

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Alhart, Donald W.    Anchor/Assoc. News Director                08/01/98         08/01/98

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Catalana, Michael    Sports Director                            06/29/98         07/01/98

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Curran, Virginia     Anchor/Reporter                            06/01/94         06/01/94

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Emblidge, Douglas    Anchor/Reporter                            10/27/94         01/01/95

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Johnson, Glenn       Staff Meteorologist/Weathercaster/Chief    06/26/95         07/01/95

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Peterson, William    Meteorologist                              12/22/94         01/01/95

----------   ------------------   ----------------------------------------   --------------   -----------------
WOKR         Samuels, Chuck       News Director                              12/17/96         10/14/96

----------   ------------------   ----------------------------------------   --------------   -----------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                SECTION 3.10.6 (COLLECTIVE BARGAINING AGREEMENT)

                ------------------------------------------------


          DIVISION                         COLLECTIVE BARGAINING UNIT                         EFFECTIVE DATES

          --------                         --------------------------                         ---------------

            WOKR               International Brotherhood of Teamsters Local #791            06/15/97 - 06/14/00

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                    SECTION 3.10.7.A. (REAL PROPERTY LEASES)

                    ----------------------------------------


--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------
DIVISION  DOCUMENT NUMBER  COMPANY NAME          PURPOSE                     CONTRACT DATE  EFFECTIVE DATE COPY IMPERFECTIONS

--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------
--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------

--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------
WOKR      1681100.00       Collier ABR, Inc.     Roof Lease                  11/14/94       01/01/95
--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------
WOKR      1681130.00       Intermedia            Video Service/Tower Lease   03/26/98       03/26/98
                           (EMI Communications)

--------- ---------------- --------------------- --------------------------- -------------- -------------- -----------------------

         See also Section 1.1(d) of the Disclosure Schedules.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

         SECTION 3.10.7.B. (EQUIPMENT LEASES AND INTELLECTUAL PROPERTY)

         --------------------------------------------------------------


--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------
DIVISION  DOCUMENT NUMBER     COMPANY NAME              PURPOSE                      CONTRACT DATE EFFECTIVE DATE COPY IMPERFECTIONS
--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------
--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------

--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------
Corp.           100090.00  U.S. Fleet Leasing           Master Lease Vehicle Leases  07/19/91
--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------
WORK           1670800.00  Columbine JDS Systems, Inc.  License - DP System          11/13/97      11/13/97
--------- ---------------- ---------------------------- ---------------------------- ------------- -------------- ------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                         SECTION 3.10.8 (INCOME LEASES)

                         ------------------------------



-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------
DIVISION DOCUMENT NUMBER COMPANY NAME                    PURPOSE                  CONTRACT DATE    EFFECTIVE DATE COPY IMPERFECTIONS
-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------
-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------

-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------
WOKR     1681090.00      WXXI -  Rochester  Area Ed. TV  Brighton Lane Lease      10/23/79         10/24/79
                         Assoc.
-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------
WOKR     1681090.01      WXXI -  Rochester  Area Ed. TV  First Amendment of Lease 04/14/89
                         Assoc.

-------- --------------- ------------------------------- ------------------------ ---------------- -------------- ------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                        SECTION 3.10.10 (LOAN AGREEMENT)

                        --------------------------------


-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
DIVISION DOCUMENT NUMBER COMPANY NAME                            PURPOSE            CONTRACT DATE EFFECTIVE DATE COPY IMPERFECTIONS

-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------

-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100020.00       Northwestern Mutual Life Insurance      Senior Notes             N/A           N/A               N/A
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100021.00       UNUM Life Insurance Company             Senior Notes             N/A           N/A               N/A
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100022.00       Massachusetts Mutual Life Ins. Co.      Senior Notes             N/A           N/A               N/A
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100025.00       First National Bank of Boston (primary) Revolving Credit      08/18/81       08/18/81            N/A
                                                                 Agreement
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100026.00       Bank of New York (participating)        Revolving Credit      08/18/81       08/18/81            N/A
                                                                 Agreement
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100027.00       Fleet Bank (participating)              Revolving Credit      08/18/81       08/18/81            N/A
                                                                 Agreement
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------
Corp.    100028.00       Key Bank (participating)                Revolving Credit      08/18/81       08/18/81            N/A
                                                                 Agreement
-------- --------------- --------------------------------------- ------------------ ------------- -------------- -------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                        SECTION 3.10.3 (PROGRAM LICENSES)


------------------ --------------------------------- ------------------------- --------------------------
DISTRIBUTOR           PACKAGE                              CONTRACT TERM             WRITTEN CONSENT
                                                       START            END          REQUIRED TO ASSIGN

------------------ --------------------------------- ------------------------- --------------------------

Paramount          Entertainment Tonight             Sept. 1997    Aug. 1999                YES
                   Entertainment Tonight Amendment
                   letter dated 05/07/97
------------------ --------------------------------- ------------------------- --------------------------
Paramount          Hard Copy                         Sept. 1997    Aug. 1998                YES
                   Hard Copy Amendment letter dated
                   08/06/96

------------------ --------------------------------- ------------------------- --------------------------
Paramount          Montel Williams                   Sept. 1997    Aug. 1999                YES
                   Montel Williams Amendment letter
                   dated 10/15/97
------------------ --------------------------------- ------------------------- --------------------------
Warner Bros.       Family Matters                    Sept. 1994    Feb. 1998                YES
------------------ --------------------------------- ------------------------- --------------------------
Warner Bros.       Murphy Brown                      Sept. 1992    Feb. 1999                YES
                   Murphy Brown Extension(s)
------------------ --------------------------------- ------------------------- --------------------------
Warner Bros.       Step By Step                      Sept. 1995    Feb. 2001                YES
------------------ --------------------------------- ------------------------- --------------------------
Warner Bros.       Friends                           Sept. 1998    Feb. 2004                YES
------------------ --------------------------------- ------------------------- --------------------------
Warner Bros.       Jenny Jones                       Sept. 1997    Sept. 1998               YES
------------------ --------------------------------- ------------------------ ---------------------------
Studios USA        Maury Povich                      Sept. 1998    Sept. 2000               YES
------------------ --------------------------------- ------------------------- --------------------------
Columbia/Tristar   Mad About You                     Jan. 1997     Sept. 2002               YES
                   Mad About You Extension(s)
------------------ --------------------------------- ------------------------- --------------------------
King World         Roseanne (talk)                   Sept. 1998    Aug. 2000                YES
                   Roseanne (talk) - Extension(s)
------------------ --------------------------------- ------------------------- --------------------------
Viacom             Roseanne                          Sept. 1993    Aug. 1998                YES
------------------ --------------------------------- ------------------------- --------------------------
WKBW-TV            Buffalo Bills - Pre-season games  Aug. 1998     Aug. 1998                NO
------------------ --------------------------------- ------------------------- --------------------------
CNN Newsource      Headline News Schedule            Feb. 1998     Jan. 2000                YES
------------------ --------------------------------- ------------------------- --------------------------
Columbia           Movie Package                     July 1992     Aug. 2003                YES
------------------ --------------------------------- ------------------------- --------------------------
Columbia           Movie Package                     July 1992     Dec. 2001                YES
------------------ --------------------------------- ------------------------- --------------------------
20th Television    Movie Package                     Mar. 1994     Feb. 2004                YES
------------------ --------------------------------- ------------------------- --------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                             SECTION 3.11 (PERMITS)

                             ----------------------

PERMITS:

     (i):         None.

     (ii):        None.

     (iii):       None.

COMPLIANCE WITH LAW:

     (i):

     1.           See  Section  3.13  of  the  Disclosure   Schedule  concerning
                  environmental matters.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                               SECTION 3.12 (FCC)

                               ------------------

         3.12(i):


                                                                                           EXPIRATION

               CALL SIGN                                      TYPE                         -----------
               ---------                                      ----                            DATE

                                                                                              ----
        WOKR-TV, Rochester, NY
        ----------------------                                                                06/0l/99

                KR-9992                                    TV Pickup                          06/0l/99
                KR-7729                                    TV Pickup                          06/01/99
                KN-2237                                    TV Pickup                          06/01/99
                KP-2134                                    TV Pickup                          06/01/99
                WGI-226                                TV Intercity Relay                     06/01/99
                WEF-58                                       TV STL                           06/01/99
                KGO-958                              R/P Base Mobile System                   06/01/99
                KRG-613                              R/P Base Mobile System                   06/01/99
               BLP-00293                         Low Power Broadcast Auxiliary                06/01/99
                 E6537                             Receive Only Earth Station                 12/09/03

                E860485                            Receive Only Earth Station                 05/16/06
               KNBL-873                                  Weather Radar                        02/13/01


                         ANTENNA STRUCTURE REGISTRATIONS


-------------------------- ---------------------- ---------------------------------------- ----------------------
MAIN STATION               LOCATION               TOWER OWNER                              REGISTRATION NO.

-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------

-------------------------- ---------------------- ---------------------------------------- ----------------------
WOKR-TV                    Rochester, NY          Guy Gannett Communications               1011757
-------------------------- ---------------------- ---------------------------------------- ----------------------

     3.12(ii):    None.

     3.12(iii):   None.

     3.12(iv):    None.

     3.12(v):     None.

     3.12(vi):    None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                      SECTION 3.13 (ENVIRONMENTAL MATTERS)

                      -----------------------------------

WOKR-TV

-------

          1. 4225 West Henrietta Road, Rochester, New York. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment-WOKR-TV Studio-4225 West Henrietta Road, Rochester, New York (Dames & Moore, 5/28/98-ESA No. 20).

          2. Pinnacle Hill-State Route 31), Brighton, New York. Various potential environmental matters as described in the entire Phase I Environmental Site Assessment- WOKR-TV Transmitter Site-Pinnacle Hill ( Dames & Moore, 5/28/98-ESA No. 21.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        -------------------------------

1. Gannett has entered into certain agreements with key employees of the Station for severance, retention and other closing benefits which include new benefits, as well as acceleration of certain existing benefits. Pursuant to these agreements, employees will be paid agreed amounts in lieu of existing obligations under short-term incentive plans, individual TV managers' long-term incentive plans, and Gannett's 1997-2000 Long-Term Incentive Plan, thereby fixing and accelerating existing obligations. The agreements also require payment of certain base retention bonuses and severance payments for selected employees. See Section 3.14.1 of the Disclosure Schedule for a list of division agreements (other than division heads) and Section 3.14.2 of the Disclosure Schedule for a list of division head agreements relating to employees of the Station.

2.   Certain  agreements with various retired  employees may be accelerated upon
     Closing: John DiMatteo, John Hooper, Robert Morehead and Gilbert Lefkovich.

3. Gannett has entered into several severance agreements in the normal course of business which include periodic severance payments and payment of medical and dental COBRA premiums.

4. Gannett has an arrangement to pay a former employee a monthly sum, until May 1999, outside the terms of any supplemental retirement plan.

5. Gannett is in the process of amending certain summary plan descriptions for its qualified plans and welfare benefit plans. Amendments to qualified plans need to be written and filed prior to 12/31/99 to comply with Tax Reform Act of 1997 and the Small Business Job Protection Act of 1996.

6. The Guy Gannett Voluntary Investment Plan (401(k)) has recently had several small operational matters which have been corrected and documented according to the provisions of the IRS self-correction program referred to as "APRSC."

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                        SECTION 3.14 (EMPLOYEE BENEFITS)

                        -------------------------------

7. The Guy Gannett Voluntary Investment Plan is currently involved in a random 5500 audit by the IRS for the 1995 plan year. The results of that audit cannot be predicted at this time.

8. Gannett has agreed, under the terms of a severance agreement with one former employee, to pay to him 75% of an individual medical insurance premium until March 2003.

9. See Section 3.14.3 for list of employee benefit plans, Section 3.10.4 for list of material employment, consulting and similar agreements, Section
     3.10.6 for collective  bargaining agreements and Section 3.14.1, 3.14.2 and
     3.3 for agreements providing for payments upon a change of control.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

      SECTION 3.14.1 (NON-CORPORATE EMPLOYEES (OTHER THAN DIVISION HEADS))

      --------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF

DIVISION             PERSON                         AGREEMENT            RETENTION             SEVERANCE            COMMENTS

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Vince Trippi                   04/28/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Kent Beckwith                  04/28/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Carol Nolan                    04/28/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Shelli Black                   05/18/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Chuck Samuels                  04/28/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 John Gubiotti                  04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Don Loy                        04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Chris Potwin                   04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Karen Feigel                   04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Craig Heslor                   04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Charlotte Clark                04/29/98                                       X

-----------------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

      SECTION 3.14.2 (SEVERANCE AND RETENTION AGREEMENTS - DIVISION HEADS)

      -------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF

DIVISION             PERSON                                AGREEMENT           RETENTION             SEVERANCE           COMMENTS

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WOKR                 Gary Neilsen                          06/19/98                 X                     X

-----------------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                               DISCLOSURE SCHEDULE

                SECTION 3.14.3 (EMPLOYEE BENEFIT PLANS/CONTRACTS)

                ------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                             PLAN TYPE        FUNDING   CONTRACT TYPE      ERISA PLAN YEAR             RENEWAL DATE
-----------------------------------------------------------------------------------------------------------------------------------
WOKR - TV Partners 401(k) Profit Sharing         401(k)         trust                      Jan. 1 - Dec. 31
-----------------------------------------------------------------------------------------------------------------------------------
              and Savings Plan - Plan #

-----------------------------------------------------------------------------------------------------------------------------------
                             Chase Bank                                 full service plan

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          administration

-----------------------------------------------------------------------------------------------------------------------------------
         WOKR - TV Benefits Plan (#502)         welfare                                    Jan. 1 - Dec. 31
-----------------------------------------------------------------------------------------------------------------------------------
       Fingerlakes BlueCross BlueShield                      insurance  medical and dental                                    Jan. 1
-----------------------------------------------------------------------------------------------------------------------------------
                         Preferred Care                      insurance  medical                                               Jan. 1

-----------------------------------------------------------------------------------------------------------------------------------
                               Sun Life                      insurance  life/ad&d and LTD                                     Jul. 1
-----------------------------------------------------------------------------------------------------------------------------------
                                 Zurich                      insurance  STD (New York DBL)                                    Jan. 1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   WOKR - TV Pretax Premium Plan (#504)   Section 125 Plan                                 Jan. 1 - Dec. 31
-----------------------------------------------------------------------------------------------------------------------------------
          Empire Professional Services                            TPA   FSA administration                                    Jan. 1
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      WORKERS COMPENSATION - WOKR

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          CARRIER                             FUNDING                         COVERED

                                                                                           PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
                 Commercial Union                             Insured                            KGAN                        (IA)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           WICS, WICD                        (IL)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WGGB                        (MA)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WTWC                        (FL)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WOKR                        (NY)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                         SECTION 3.15 (LABOR RELATIONS)

                         -----------------------------



     See Section 3.10.6 for list of labor organizations representing employees.

     3.15(i): None.

     3.15(ii): None.

     3.15(iii): None.

     3.15(iv): None.

     3.15(v) None.

     3.15(vi) None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                      SECTION 3.16 (INTELLECTUAL PROPERTY)

                      -----------------------------------


     See Section 3.16.1 for a list of call letters for the Station.

     3.16(i): None.

     3.16(ii):

     1. The tradename for "Newssource 13" used by WOKR has not yet been transferred of record in the U.S. Patent & Trademark Office.

     3.16(iii): None.

     3.16(iv): None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                          SECTION 3.16.1 (CALL LETTERS)

                          ----------------------------


     WOKR - TV             Rochester, New York

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                              SECTION 3.17 (TAXES)

                              -------------------

                                      None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                      SECTION 3.19 (AFFILIATE TRANSACTIONS)

                      ------------------------------------


     See Section 3.7 of the Disclosure Schedule concerning the Contribution Agreement with respect to Gannett's transfer of the Maine Media Business to Newco.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

      SECTION 4.3 (ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS)

      -------------------------------------------------------------------


                                      None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                            SECTION 4.4 (LITIGATION)

                            -----------------------


                                      None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     -------------------------------------


     5.1(a)(i):   None.

     5.1(a)(ii):

     1. Gannett has the right, under a contract with KOZ inc, to provide on-line community publishing services in all of its TV markets. Gannett (as part of Maine Media Business) presently provides this service only in Maine.

     2. Some combined activities between and among Gannett and Newco may be suspended at or after the date of the sale of the Maine Media Business.

     3. Gannett will modify the Guy Gannett Group Life and Health Plan (#501) to vest those Business Employees and Corporate Office Employees (1) who are currently retired and covered by the plan ("Current Retirees") and (2) who are currently employed and who meet the age and service requirements for post-retirement coverage as of the Closing Date ("Qualified Employees", with the Current Retirees and Qualified Employees sometimes collectively referred to as "Retirees") in post-retirement benefits substantially equivalent to those offered by the plan as of the Closing Date. The Corporate Office Employees eligible or deemed to be eligible for these post-retirement benefits are listed on Schedule 5.1.1 and the Business Employees eligible for these post-retirement benefits are listed on Schedule 5.1.2.

                  The percentage of premium paid by Current Retirees will remain the same as the percentage that they pay as of the Closing Date. Current Retirees and Qualified Employees shall pay 100% of the premium for post-retirement medical coverage and Gannett shall pay 100% of the life insurance premium for such Current Retirees and Qualified Employees.

                  Subject to the provisions of the existing plans concerning premium sharing, the cost of such insurance coverages will be deemed to be the same as the cost for active employees for so long as the same benefit options are available to both active employees and Retirees. At any time

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     -------------------------------------


                  that active employees and Retirees are not covered by the same health plan options, the cost to Retirees will be deemed to be the community rate for the same or similar coverage as determined by the insurance provider covering the largest number of lives in the State of Maine. The Group Companion Plan coverage will at all times be based upon the current coverage option and at rates determined from time to time by Blue Cross Blue Shield of Maine or its successor and approved by the State of Maine, although the actual insurance carrier may change.

                  See Section 3.7 of the Disclosure Schedule concerning allocation of pension plan assets in Gannett's defined benefit plan between Gannett and Newco, and the transfer of certain plan assets related to the Maine Media Business to Newco's plan.

     4. Under a contract with Cigna (G-R200), Cigna provides guaranteed payments to retirees under the Guy Gannett Retirement Plan with respect to benefits accrued until January, 1970. Gannett plans to cause the Cigna contract to be modified to provide for the transfer to the New Pension Plan that portion of the guaranteed payments that relate to current and former Business Employees.

     5.1(a)(iii): None.

     5. Gannett plans to donate certain items relating to the Gannett family to non-profit organizations.

     6. See Section 3.7 of the Disclosure Schedule for a description of the contribution of the Maine Media Business to Newco, and the related agreement concerning certain shared assets, which Gannett expects to enter into prior to Closing.

     5.1(a)(iv):

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                     SECTION 5.1 (COVENANTS AND AGREEMENTS)

                     -------------------------------------


     7. Trustees under the Guy Gannett Retirement Plan and the Voluntary Investment Plan and Trusts will resign and will be replaced by an institutional trustee.

     8. Gannett expects to grant a premium holiday, and/or provide employees a lump sum refund relating to prior year overpayment of health care premiums.

     5.1(a)(v):   None.

     5.1(a)(vi):  None.

     5.1(a)(vii): None.

     5.1(a)(viii):No consent of the Purchaser will be required for modification, change, renewal or extension of the following Material Contracts, on terms consistent with past practices of the
                  Business:

                  o    New Personal Service Contract with Pat Bilone (WOKR)

     5.1(a)(ix):  None.

     5.1(a)(x):   None.

     5.1(a)(xi):  None.

     5.1(a)(xii): None.

     5.1(a)(xiii): None.

     5.1(a)(xiv): None.

     5.1(a)(xv):  None.

     5.1(a)(xvi): None.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

               SECTION 5.2 (POST-CLOSING COVENANTS AND AGREEMENTS)

               --------------------------------------------------

     5.2(a): Employee Benefit Plans, books and records to be available for inspection without limit as to time relate to:

                  o        Guy Gannett Retirement Plan and Trust
                  o        WOKR-TV 401(k) Profit Sharing and Savings Plan

     5.2(b):      Corporate  Office  Employees are those  individuals  listed on
                  Section 5.2.1 of the Disclosure Schedule or any persons who, at or prior to Closing, have replaced any of the listed individuals in their positions.

     5.2(d):      See Section 5.2.3 of the Disclosure Schedule.

     5.2(e): Bargaining agreement between Guy Gannett Communications (the "Company") and the Teamsters Local Union #791, affiliated with the International Brotherhood of Teamsters (the "Union").

     5.2(f): Don Alhart (WOKR) has a supplemental retirement plan. The accrued liability therefor will be included in the Net Financial Assets calculation.

     5.2(i)       See Section 5.2.2 of the Disclosure Schedule.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

       SECTION 5.2.1 - LIST OF NAMES OF CURRENT CORPORATE OFFICE EMPLOYEES

       -------------------------------------------------------------------



--------------------------------------------------------------------------------------
NAME                          TITLE

--------------------------------------------------------------------------------------

Agler, Nancy                  Assistant to the CEO

--------------------------------------------------------------------------------------
Andrews, Tina                 Corporate Accounting Manager

--------------------------------------------------------------------------------------
Arnold, LuAnn                 Accounting Assistant (Corporate Payroll)

--------------------------------------------------------------------------------------
Baker, James                  CFO

--------------------------------------------------------------------------------------
Begert, Jane                  VP Human Resources

--------------------------------------------------------------------------------------
Bock, Michael                 VP Television

--------------------------------------------------------------------------------------
Bois, Suzette                 Corporate Accounting Manager

--------------------------------------------------------------------------------------
Buckley, Barbara              Receptionist

--------------------------------------------------------------------------------------
Burfeind, David               VP Planning and Development

--------------------------------------------------------------------------------------
Clark, Carolyn                Benefits Director

--------------------------------------------------------------------------------------
Corson, Madeleine             Chairman of the Board

--------------------------------------------------------------------------------------
Foster, Karen                 Benefits Assistant

--------------------------------------------------------------------------------------
Flaherty, Patricia            Assistant to CFO

--------------------------------------------------------------------------------------
Gannett, John                 Vice President

--------------------------------------------------------------------------------------
Gray, Andrea                  Assistant to VP Television/VP Planning and Development

--------------------------------------------------------------------------------------
Jabine, William               Corporate Accountant

--------------------------------------------------------------------------------------
Kelly, Maryann                Director of Labor Relations

--------------------------------------------------------------------------------------
Logan, Joyce                  Assistant  to  VP  Human   Resources/Director  of  Labor
                              Relations/Communications Director

--------------------------------------------------------------------------------------
Lee, Janet                    Assistant to CTO (resigned 09/04/98)

--------------------------------------------------------------------------------------
Mahoney, Deborah              Benefits Manager

--------------------------------------------------------------------------------------
Normantas, Vitas              Directors of Health and Safety

--------------------------------------------------------------------------------------
O'Meara, Edward               Communications Director

--------------------------------------------------------------------------------------
Rand, Cynthia                 Benefits Assistant

--------------------------------------------------------------------------------------
Reardon, Gene                 Corporate Controller

--------------------------------------------------------------------------------------
Reighley, Bridget             Assistant to Heath and Safety Director

--------------------------------------------------------------------------------------
Shaffer, James                CEO

--------------------------------------------------------------------------------------

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

             SECTION 6.4 (MATERIAL CONSENTS REQUIRED AS A CONDITION

             ------------------------------------------------------
                     OF THE PURCHASER'S OBLIGATION TO CLOSE)

                     --------------------------------------

     1. The Affiliation Agreements listed on Section 3.10.1 of the Disclosure Schedule.

     2. Obtaining of the following consent will not be a condition of Closing if Gannett has obtained, prior to Closing, alternatives reasonably acceptable to Purchaser and on terms not materially adverse to Purchaser as reasonably determined by Purchaser:

          A.   Intermedia   (EMI   Communications)   dated  03/26/98  for  video
               service/tower lease for WOKR.

     None of the leases described in this Section 3 are for main studio, main tower or main transmission sites.

                            THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

             SECTION 7.4 (MATERIAL CONSENTS REQUIRED AS A CONDITION

             ------------------------------------------------------
                        OF SELLER'S OBLIGATION TO CLOSE)

                        -------------------------------

                                      None.

                           THE ACKERLEY GROUP, INC.
                            ASSET PURCHASE AGREEMENT

                              DISCLOSURE SCHEDULE

                                    SECTION 9

                                    ---------
          (CLOSING STATEMENT DIFFERENCES AND INCONSISTENCIES WITH GAAP)

           -----------------------------------------------------------

     1. The Closing Statement may not include any assets or liabilities that may result from a settlement in the future with ASCAP regarding the dispute with the TV Music License Committee on new fees and the license agreement.

     2. The Closing Statement will not be in accordance with GAAP and/or be consistent with the basis used in preparing the Gannett Unaudited Financial Statements as of, and for the year ended, December 27, 1997 in the following ways.

          (a) The Closing Statement will not include any financial statements or footnotes required under GAAP.

          (b) The Closing Statement will not include any accruals for severance for employees terminated after the Closing.

          (c) See Section 3.5 of the Disclosure Schedule of the Gannett Purchase Agreement for other non-conformities with GAAP and inconsistencies with prior practices.